File No. 33-54584
CIK #894077


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 4


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust,
                            Multi-Series 184
                          (Exact Name of Trust)


             Van Kampen American Capital Distributors, Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


Van Kampen American Capital Distributors, Inc.  Chapman and Cutler
Attention:  Don G. Powell                       Attention: Mark J. Kneedy
One Parkview Plaza                              111 West Monroe Street
Oakbrook Terrace, Illinois 60181                Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on November 22, 1996 pursuant to paragraph (b) of Rule 485.



MULTI-SERIES 184

IM-IT/294
IM-IT/66th Intermediate Series
National Quality AMT/8
Virginia Quality/51

PROSPECTUS PART ONE

NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.Please retain both parts of this Prospectus for future reference.

In the opinion of counsel, interest to the Fund and to Unitholders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuer of Bonds in such Trust are located. Capital gains, if any, are subject to Federal tax.

THE FUND

The above-named series of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund" ) consists of a number of underlying separate unit investment trusts. The various trusts in the Fund are collectively referred to herein as the "Trusts" . Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "
Securities" ) issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Unit represents a fractional undivided interest in the principal and net income of the respective Trust (see "Summary of Essential Information" in this Part One and "The
Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Fund.

PUBLIC OFFERING PRICE

The Public Offering Price of the Units of each Trust during the secondary market will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information" in this Part One.

ESTIMATED CURRENT AND LONG-TERM RETURNS

Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Information" in this Part One. The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part Two of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is November 20, 1996

               Van Kampen American Capital

INSURED MUNICIPALS INCOME TRUST AND
INVESTORS' QUALITY TAX-EXEMPT TRUST, 184th MULTI-SERIES

        Summary of Essential Financial Information
                   As of September 4, 1996
      Sponsor:    Van Kampen American Capital Distributors, Inc.
    Evaluator:    American Portfolio Evaluation Services
                   (A division of an affiliate of the Sponsor)
      Trustee:    The Bank of New York

The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing distributions semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                   National
                                                                                 IM-IT             Quality          Virginia
                                                                IM-IT            Intermediate      AMT              Quality
                                                                Trust            Trust             Trust            Trust
                                                               ----------------- ---------------- ---------------- ----------------
General Information
Principal Amount (Par Value) of Securities.................... $      16,080,000 $      4,735,000 $      5,090,000 $      2,680,000
Number of Units...............................................            16,475            4,731            5,195            2,693
Fractional Undivided Interest in Trust per Unit...............          1/16,475          1/4,731          1/5,195          1/2,693
Public Offering Price:
 Aggregate Bid Price of Securities in Portfolio............... $   16,204,484.00 $   4,862,568.50 $   5,072,944.20 $   2,666,638.60
 Aggregate Bid Price of Securities per Unit................... $          983.58 $       1,027.81 $         976.51 $         990.21
 Sales charge 5.485 % (5.2 % of Public Offering Price
excluding principal cash) for the IM-IT Trust, 2.828 % (2.7 %
of Public Offering Price excluding principal cash) for the
IM-IT Interemediate Trust, 5.708 % (5.4 % of Public Offering
Price excluding principal cash) for the National Quality AMT
Trust and 5.374 % (5.1 % of Public Offering Price excluding
principal cash) for the Virginia Quality Trust ............... $           53.93 $          29.03 $          55.71 $          53.10
 Principal Cash per Unit...................................... $           (.33) $         (1.29) $          (.61) $         (2.08)
 Public Offering Price per Unit <F1>.......................... $        1,037.18 $       1,055.55 $       1,031.61 $       1,041.23
Redemption Price per Unit..................................... $          983.25 $       1,026.52 $         975.90 $         988.13
Excess of Public Offering Price per Unit over Redemption
Price per Unit................................................ $           53.93 $          29.03 $          55.71 $          53.10
Minimum Value of the Trust under which Trust Agreement may be
terminated.................................................... $    3,223,000.00 $   1,075,000.00 $   1,074,000.00 $     597,000.00
Annual Premium on Portfolio Insurance......................... $        1,072.50 $             -- $             -- $             --
Evaluator's Annual Fee <F4>................................... $           5,393 $          1,707 $          1,709 $            918
Special Information
Calculation of Estimated Net Annual Unit Income:
 Estimated Annual Interest Income per Unit.................... $           60.29 $          55.49 $          63.57 $          60.38
 Less: Estimated Annual Expense............................... $            1.86 $           2.03 $           2.05 $           2.21
 Less: Annual Premium on Portfolio Insurance.................. $             .07 $             -- $             -- $             --
 Estimated Net Annual Interest Income per Unit................ $           58.36 $          53.46 $          61.52 $          58.17
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income......................... $           58.36 $          53.46 $          61.52 $          58.17
 Divided by 12................................................ $            4.86 $           4.46 $           5.13 $           4.85
Estimated Daily Rate of Net Interest Accrual per Unit......... $          .16211 $         .14850 $         .17087 $         .16157
Estimated Current Return Based on Public Offering Price
<F2><F3>......................................................            5.62 %           5.06 %           5.96 %           5.57 %
Estimated Long-Term Return <F2><F3>...........................            5.24 %           4.18 %           5.63 %           5.17 %

----------

<F1>Plus accrued interest to the date of settlement (three business days after purchase) of $4.71, $4.31, $4.96 and $4.69 for the IM-IT Trust, IM-IT Intermediate Trust, National Quality AMT Trust and Virginia Quality Trust, respectively.

<F2>The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge.

<F3>The Estimated Current Return and Estimated Long-Term Return on an identical portfolio without the insurance obtained by the IM-IT Trust would have been slightly higher.

<F4>Notwithstanding information to the contrary in Part Two of this Prospectus, the Trust Indenture provides that as compensation for its services, the Evaluator shall receive a fee of $.30 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

Summary of Essential Financial Information (continued)

Evaluations for purpose of sales, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution.......$1.00 per Unit
Date of Deposit......................November 19, 1992
Mandatory Termination Date...........December 31, 2041
Evaluator's Annual Supervisory Fee...Maximum of $0.25 per Unit

Record and Computation Dates...TENTH day of the month as follows: monthly - each month; quarterly - March, June,  September and
                               December for the IM-IT and IM-IT Intermediate Trusts; semi-annual -  June and December for the
                               IM-IT and IM-IT Intermediate Trusts, January and July for  the National Quality AMT Trust and May
                               and November for the Virginia Quality Trust.
Distribution Dates.............TWENTY-FIFTH day of the month as follows: monthly - each month; quarterly - March, June, September and December for the IM-IT and IM-IT Intermediate Trusts; semi-annual - June and December for the
                               IM-IT and IM-IT Intermediate Trusts, January and July for the National Quality AMT Trust and May
                               and November for the Virginia Quality Trust.
Trustee's Annual Fee...........$0.91 and $0.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans and $0.72 per $1,000 principal amount of Bonds for the portion of the IM-IT and IM-IT Intermediate Trust under the quarterly distribution plan.


PORTFOLIO

In selecting Bonds for the Insured Municipals Income Trust, Series 294, the following facts, among others, were considered: (i) either the Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-", or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively or, if not rated the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable acquisition by the Fund (see "Description of Securities Ratings" in Part Two), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of July 31, 1996, the Trust consists of 14 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 1 (12%); General Obligation, 3 (14%); Health Care System, 3 (21%); Higher Education, 1 (7%); Retail Electric, 1 (6%); Water and Sewer, 2 (10%); Wholesale Electric, 1 (12%) and Pre-refunded, 2 (18%). See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.

PER UNIT INFORMATION

                                                                                  1993<F1>         1994         1995         1996
                                                                                ------------ ------------ ------------ ------------
Net asset value per Unit at beginning of period................................ $     951.00 $   1,013.76 $     985.81 $   1,001.40
                                                                                ============ ============ ============ ============
Net asset value per Unit at end of period...................................... $   1,013.76 $     985.81 $   1,001.40 $   1,005.82
                                                                                ============ ============ ============ ============
Distributions to Unitholders of investment income including accrued interest to carry paid on Units redeemed (average Units outstanding for entire period)
<F2>........................................................................... $      21.62 $      58.71 $      58.76 $      60.16
                                                                                ============ ============ ============ ============
Distributions to Unitholders from Bond redemption proceeds (average Units
outstanding for entire period)................................................. $         -- $         -- $         -- $         --
                                                                                ============ ============ ============ ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end
of period)..................................................................... $      44.56 $    (28.00) $      15.49 $       5.73
                                                                                ============ ============ ============ ============
Distributions of investment income by frequency of payment <F2>
 Monthly....................................................................... $      23.47 $      58.56 $      58.56 $      59.96
 Quarterly..................................................................... $      18.63 $      58.72 $      58.72 $      60.21
 Semiannual.................................................................... $      18.68 $      58.96 $      58.96 $      60.44
Units outstanding at end of period.............................................       16,519       16,519       16,495       16,476


----------

<F1>For the period from November 19, 1992 (date of deposit) through July 31, 1993.

<F2>Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.

PORTFOLIO

In selecting Bonds for the Insured Municipals Income Trust, Intermediate Series 66, the following facts, among others, were considered: (i) either the Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-", or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of July 31, 1996, the Trust consists of 14 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General Obligation, 3 (10%); Health Care System, 5 (35%); Higher Education, 2 (9%); Public Building, 2 (21%) and Water and Sewer, 2 (25%). See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.

PER UNIT INFORMATION

                                                                                1993<F1>          1994         1995         1996
                                                                              ------------- ------------- ------------ ------------
Net asset value per Unit at beginning of period.............................. $     985.46  $   1,046.10  $   1,020.16 $   1,050.29
                                                                              ============= ============= ============ ============
Net asset value per Unit at end of period.................................... $   1,046.10  $    1,020.16 $   1,050.29 $   1.045.11
                                                                              ============= ============= ============ ============
Distributions to Unitholders of investment income including accrued interest to carry paid on Units redeemed (average Units outstanding for entire
period) <F2>................................................................. $      19.63  $       54.36 $      54.79 $      56.25
                                                                              ============= ============= ============ ============
Distributions to Unitholders from Bond redemption proceeds (average Units
outstanding for entire period)............................................... $          -- $          -- $         -- $         --
                                                                              ============= ============= ============ ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end
of period)................................................................... $      43.72  $     (26.91) $      29.95 $     (5.74)
                                                                              ============= ============= ============ ============
Distributions of investment income by frequency of payment <F2>
 Monthly..................................................................... $21.62        $       53.76 $      53.76 $      55.04
 Quarterly................................................................... $17.19        $       53.96 $      53.96 $      55.26
 Semiannual.................................................................. $17.24        $       54.20 $      54.20 $      55.51
Units outstanding at end of period...........................................  5,363                5,222        5,052        4,731

----------

<F1>For the period from November 19, 1992 (date of deposit) through July 31, 1993.

<F2>Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.

PORTFOLIO

In selecting Bonds for the National Investors' Quality Tax-Exempt Trust, AMT Series 8, the following facts, among others, were considered: (i) either the Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "A-", or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "A", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. Since the date of deposit the rating of certain of the Bonds in the portfolio may have been lowered by appropriate rating agency. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas normally exhibits adequate protection parameters, adverse economic conditions or changing circumstance are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than higher rated categories. As of July 31, 1996, the Trust consists of 13 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 2 (19%); Bond Bank, 1 (10%); General Obligation, 1 (10%); Health Care System, 5 (29%); Multi-Family Mortgage Revenue, 1 (8%); Pre-Refunded, 1 (4%); Retail Electric, 1 (10%) and Single Family Mortgage Revenue, 1 (10%). See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.

PER UNIT INFORMATION

                                                                                     1993<F1>          1994       1995       1996
                                                                                  ------------- ------------- ---------- ----------
Net asset value per Unit at beginning of period.................................. $     951.00  $   1,026.74  $   974.58 $   985.09
                                                                                  ============= ============= ========== ==========
Net asset value per Unit at end of period........................................ $   1,026.74  $      974.58 $   985.09 $   994.31
                                                                                  ============= ============= ========== ==========
Distributions to Unitholders of investment income including accrued interest to
carry paid on Units redeemed (average Units outstanding for entire period) <F2>.. $      23.73  $       62.53 $    61.84 $    63.40
                                                                                  ============= ============= ========== ==========
Distributions to Unitholders from Bond redemption proceeds (average Units
outstanding for entire period)................................................... $          -- $          -- $       -- $       --
                                                                                  ============= ============= ========== ==========
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end of
period).......................................................................... $      57.62  $     (55.28) $    10.25 $    10.08
                                                                                  ============= ============= ========== ==========
Distributions of investment income by frequency of payment <F2>
 Monthly......................................................................... $23.71        $       61.68 $    61.68 $    63.16
 Semiannual...................................................................... $23.82        $       62.02 $    62.02 $    63.62
Units outstanding at end of period...............................................  5,497                5,263      5,237      5,195

----------

<F1>For the period from November 19, 1992 (date of deposit) through July 31, 1993.

<F2>Unitholders may elect to receive distributions on a monthly or semi-annual basis.

PORTFOLIO

In selecting Bonds for the Virginia Investors' Quality Tax-Exempt Trust, Series 51, the following facts, among others, were considered: (i) either the Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "A-", or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "A", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of July 31, 1996, the Trust consists of 8 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Health Care System, 3 (39%); Higher Education, 1 (9%); Transportation, 2 (23%) and Pre-refunded, 2 (29%). See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.

PER UNIT INFORMATION

                                                                                1993<F1>          1994         1995         1996
                                                                              ------------- ------------- ------------ ------------
Net asset value per Unit at beginning of period.............................. $     951.00  $   1,019.71  $     991.74 $   1,006.97
                                                                              ============= ============= ============ ============
Net asset value per Unit at end of period.................................... $   1,019.71  $      991.74 $   1,006.97 $   1,011.49
                                                                              ============= ============= ============ ============
Distributions to Unitholders of investment income including accrued interest to carry paid on Units redeemed (average Units outstanding for entire
period) <F2>................................................................. $      20.18  $       58.35 $      60.04 $      60.59
                                                                              ============= ============= ============ ============
Distributions to Unitholders from Bond redemption proceeds (average Units
outstanding for entire period)............................................... $          -- $          -- $         -- $         --
                                                                              ============= ============= ============ ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end
of period)................................................................... $      49.14  $     (27.98) $       9.65 $       3.85
                                                                              ============= ============= ============ ============
Distributions of investment income by frequency of payment <F2>
 Monthly..................................................................... $23.05        $       58.20 $      58.32 $      59.78
 Semiannual.................................................................. $13.40        $       58.52 $      58.52 $      60.11
Units outstanding at end of period...........................................  3,038                3,032        2,790        2,693


----------

<F1>For the period from November 19, 1992 (date of deposit) through July 31, 1993.

<F2>Unitholders may elect to receive distributions on a monthly or semi-annual basis.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 184:

We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 184 (IM-IT, IM-IT Intermediate, National Quality AMT and Virginia Quality Trusts) as of July 31, 1996, and the related statements of operations and changes in net assets for the three years ended July 31, 1996. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at July 31, 1996 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 184 (IM-IT, IM-IT Intermediate, National Quality AMT and Virginia Quality Trusts) as of July 31, 1996, and the results of operations and changes in net assets for the three years ended July 31, 1996, in conformity with generally accepted accounting principles.

                                         GRANT THORNTON LLP

Chicago, Illinois
September 13, 1996

INSURED MUNICIPALS INCOME TRUST AND
INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 184
Statements of Condition
July 31, 1996
                                                                                                         National
                                                                                          IM-IT          Quality       Virginia
                                                                            IM-IT         Intermediate   AMT           Quality
                                                                            Trust         Trust          Trust         Trust
                                                                            ------------- ------------- ------------- -------------
Trust property
 Cash..................................................................... $       41,935 $         525 $          -- $      17,593
 Tax-exempt securities at market value, (cost $15,674,429, $4,656,807,
$4,947,030 and $2,578,002, respectively) (note 1).........................     16,298,027     4,874,922     5,078,873     2,679,731
 Accrued interest.........................................................        231,885        74,171       101,206        26,609
 Receivable for securities sold...........................................             --            --            --            --
                                                                           $   16,571,847 $   4,949,618 $   5,180,079 $   2,723,933
                                                                           ============== ============= ============= =============
Liabilities and interest to Unitholders
 Cash overdraft........................................................... $           -- $          -- $      14,622 $          --
 Redemptions payable......................................................             --         5,219            --            --
 Interest to Unitholders..................................................     16,571,847     4,944,399     5,165,457     2,723,933
                                                                           $   16,571,847 $   4,949,618 $   5,180,079 $   2,723,933
                                                                           ============== ============= ============= =============
Analyses of Net Assets
Interest of Unitholders (16,476, 4,731, 5,195 and 2,693 Units,
respectively of fractional undivided interest outstanding)
 Cost to original investors of 16,519, 5,375, 5,497 and 3,038 Units,
respectively (note 1)..................................................... $   16,519,000 $   5,511,794 $   5,497,000 $   3,038,000
 Less initial underwriting commission (note 3)............................        809,273       214,918       269,307       148,834
                                                                           -------------- ------------- ------------- -------------
                                                                               15,709,727     5,296,876     5,227,693     2,889,166
 Less redemption of Units (43, 644, 302 and 345 Units, respectively)......         42,113       661,706       289,520       326,570
                                                                           -------------- ------------- ------------- -------------
                                                                               15,667,614     4,635,170     4,938,173     2,562,596
Undistributed net investment income
 Net investment income....................................................      3,567,175     1,027,932     1,215,184       628,829
 Less distributions to Unitholders........................................      3,288,899       952,380     1,125,501       579,039
                                                                           -------------- ------------- ------------- -------------
                                                                                  278,276        75,552        89,683        49,790
 Realized gain (loss) on Bond sale or redemption..........................          2,359        15,562         5,758         9,818
 Unrealized appreciation (depreciation) of Bonds (note 2).................        623,598       218,115       131,843       101,729
 Distributions to Unitholders of Bond sale or redemption proceeds.........             --            --            --            --
 Net asset value to Unitholders........................................... $   16,571,847 $   4,944,399 $   5,165,457 $   2,723,933
                                                                           ============== ============= ============= =============
Net asset value per Unit (Units outstanding of 16,476, 4,731, 5,195 and
2,693, respectively)...................................................... $     1,005.82 $    1,045.11 $      994.31 $    1,011.49
                                                                           ============== ============= ============= =============

The accompanying notes are an integral part of these statements.

INSURED MUNICIPALS INCOME TRUST, SERIES 294
Statements of Operations
Years ended July 31,
                                                                       1994          1995          1996
                                                                 ------------- ------------- -------------
Investment income
 Interest income................................................ $     995,530 $     995,442 $     994,172
Expenses
 Trustee fees and expenses......................................        15,372        16,161        16,269
 Evaluator fees.................................................         5,053         4,820         5,393
 Insurance expense..............................................         1,100         1,099         1,088
 Supervisory fees...............................................         3,453         2,671         3,219
                                                                 ------------- ------------- -------------
 Total expenses.................................................        24,978        24,751        25,969
                                                                 ------------- ------------- -------------
 Net investment income..........................................       970,552       970,691       968,203
Realized gain (loss) from Bond sale or redemption
 Proceeds.......................................................            --        10,849        26,807
 Cost...........................................................            --        10,050        25,247
                                                                 ------------- ------------- -------------
 Realized gain (loss)...........................................            --           799         1,560
Net change in unrealized appreciation (depreciation) of Bonds...     (462,467)       255,526        94,469
                                                                 ------------- ------------- -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.$     508,085 $   1,227,016 $   1,064,232
                                                                 ============= ============= =============

Statements of Changes in Net Assets
Years ended July 31,
                                                                                             1994           1995           1996
                                                                                       -------------- -------------- --------------
Increase (decrease) in net assets
Operations:
 Net investment income................................................................ $      970,552 $      970,691 $      968,203
 Realized gain (loss) on Bond sale or redemption......................................             --            799          1,560
 Net change in unrealized appreciation (depreciation) of Bonds........................      (462,467)        255,526         94,469
                                                                                       -------------- -------------- --------------
 Net increase (decrease) in net assets resulting from operations......................        508,085      1,227,016      1,064,232
Distributions to Unitholders from:
 Net investment income................................................................      (969,825)      (970,233)      (991,679)
 Bonds sale or redemption proceeds....................................................             --             --             --
Redemption of Units                                                                                --       (23,245)       (18,868)
                                                                                       -------------- -------------- --------------
 Total increase (decrease)............................................................      (461,740)        233,538         53,685
Net asset value to Unitholders
 Beginning of period..................................................................     16,746,364     16,284,624     16,518,162
                                                                                       -------------- -------------- --------------
 End of period (including undistributed net investment income of $301,294, $301,752
and $278,276, respectively)........................................................... $   16,284,624 $   16,518,162 $   16,571,847
                                                                                       ============== ============== ==============

The accompanying notes are an integral part of these statements.

INSURED MUNICIPALS INCOME TRUST, INTERMEDIATE SERIES 66
Statements of Operations
Years ended July 31,
                                                                      1994        1995         1996
                                                                 ------------- ----------- ------------
Investment income
 Interest income................................................ $     294,526 $   286,433 $    273,643
Expenses
 Trustee fees and expenses......................................         4,314       5,424        5,324
 Evaluator fees.................................................         1,670       1,568        1,707
 Insurance expense..............................................            --          --           --
 Supervisory fees...............................................         1,113         839          991
                                                                 ------------- ----------- ------------
 Total expenses.................................................         7,097       7,831        8,022
                                                                 ------------- ----------- ------------
 Net investment income..........................................       287,429     278,602      265,621
Realized gain (loss) from Bond sale or redemption
 Proceeds.......................................................       143,956     171,510      330,041
 Cost...........................................................       140,027     171,224      318,816
                                                                 ------------- ----------- ------------
 Realized gain (loss)...........................................         3,929         286       11,225
Net change in unrealized appreciation (depreciation) of Bonds...     (140,504)     151,303     (27,163)
                                                                 ------------- ----------- ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.$     150,854 $   430,191 $    249,683
                                                                 ============= =========== ============

Statements of Changes in Net Assets
Years ended July 31,
                                                                                               1994          1995          1996
                                                                                          ------------- ------------- -------------
Increase (decrease) in net assets
Operations:
 Net investment income................................................................... $     287,429 $     278,602 $     265,621
 Realized gain (loss) on Bond sale or redemption.........................................         3,929           286        11,225
 Net change in unrealized appreciation (depreciation) of Bonds...........................     (140,504)       151,303      (27,163)
                                                                                          ------------- ------------- -------------
 Net increase (decrease) in net assets resulting from operations.........................       150,854       430,191       249,683
Distributions to Unitholders from:
 Net investment income...................................................................     (287,785)     (282,117)     (277,129)
 Bonds sale or redemption proceeds.......................................................            --            --            --
Redemption of Units                                                                           (146,036)     (169,300)     (334,216)
                                                                                          ------------- ------------- -------------
 Total increase (decrease)...............................................................     (282,967)      (21,226)     (361,662)
Net asset value to Unitholders
 Beginning of period.....................................................................     5,610,254     5,327,287     5,306,061
                                                                                          ------------- ------------- -------------
 End of period (including undistributed net investment income of $90,575, $87,060 and
$75,552, respectively)................................................................... $   5,327,287 $   5,306,061 $   4,944,399
                                                                                          ============= ============= =============

The accompanying notes are an integral part of these statements.

NATIONAL INVESTORS' QUALITY TAX-EXEMPT TRUST, AMT SERIES 8
Statements of Operations
Years ended July 31,
                                                                       1994        1995        1996
                                                                 ------------- ----------- -----------
Investment income
 Interest income................................................ $     344,711 $   333,489 $   331,838
Expenses
 Trustee fees and expenses......................................         4,722       6,049       6,088
 Evaluator fees.................................................         1,684       1,582       1,709
 Insurance expense..............................................            --          --          --
 Supervisory fees...............................................         1,149         863       1,021
                                                                 ------------- ----------- -----------
 Total expenses.................................................         7,555       8,494       8,818
                                                                 ------------- ----------- -----------
 Net investment income..........................................       337,156     324,995     323,020
Realized gain (loss) from Bond sale or redemption
 Proceeds.......................................................       223,147      19,461      43,811
 Cost...........................................................       220,519     20,048       40,094
                                                                 ------------- ----------- -----------
 Realized gain (loss)...........................................         2,628       (587)       3,717
Net change in unrealized appreciation (depreciation) of Bonds...     (290,938)      53,671      52,373
                                                                 ------------- ----------- -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.$      48,846 $   378,079 $   379,110
                                                                 ============= =========== ===========

Statements of Changes in Net Assets
Years ended July 31,
                                                                                                1994          1995          1996
                                                                                          ------------- ------------- -------------
Increase (decrease) in net assets
Operations:
 Net investment income................................................................... $     337,156 $     324,995 $     323,020
 Realized gain (loss) on Bond sale or redemption.........................................         2,628         (587)         3,717
 Net change in unrealized appreciation (depreciation) of Bonds...........................     (290,938)        53,671        52,373
                                                                                          ------------- ------------- -------------
 Net increase (decrease) in net assets resulting from operations.........................        48,846       378,079       379,110
Distributions to Unitholders from:
 Net investment income...................................................................     (339,522)     (324,685)     (330,825)
 Bonds sale or redemption proceeds.......................................................            --            --            --
Redemption of Units                                                                           (224,083)      (23,703)      (41,734)
                                                                                          ------------- ------------- -------------
 Total increase (decrease)...............................................................     (514,759)        29,691         6,551
Net asset value to Unitholders
 Beginning of period.....................................................................     5,643,974     5,129,215     5,158,906
                                                                                          ------------- ------------- -------------
 End of period (including undistributed net investment income of $97,178, $97,488 and
$89,683, respectively)................................................................... $   5,129,215 $   5,158,906 $   5,165,457
                                                                                          ============= ============= =============

The accompanying notes are an integral part of these statements.

VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 51
Statements of Operations
Years ended July 31,
                                                                       1994        1995        1996
                                                                 ------------ ----------- -----------
Investment income
 Interest income................................................ $    182,438 $   174,006 $   166,817
Expenses
 Trustee fees and expenses......................................        3,689       3,626       3,510
 Evaluator fees.................................................          936         871         918
 Insurance expense..............................................           --          --          --
 Supervisory fees...............................................          635         466         545
                                                                 ------------ ----------- -----------
 Total expenses.................................................        5,260       4,963       4,973
                                                                 ------------ ----------- -----------
 Net investment income..........................................      177,178     169,043     161,844
Realized gain (loss) from Bond sale or redemption
 Proceeds.......................................................           --     218,607     102,375
 Cost...........................................................           --     214,244      96,920
                                                                 ------------ ----------- -----------
 Realized gain (loss)...........................................           --       4,363       5,455
Net change in unrealized appreciation (depreciation) of Bonds...     (84,823)      26,911      10,365
                                                                 ------------ ----------- -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.$     92,355 $   200,317 $   177,664
                                                                 ============ =========== ===========

Statements of Changes in Net Assets
Years ended July 31,
                                                                                               1994          1995          1996
                                                                                          ------------- ------------- -------------
Increase (decrease) in net assets
Operations:
 Net investment income................................................................... $     177,178 $     169,043 $     161,844
 Realized gain (loss) on Bond sale or redemption.........................................            --         4,363         5,455
 Net change in unrealized appreciation (depreciation) of Bonds...........................      (84,823)        26,911        10,365
                                                                                          ------------- ------------- -------------
 Net increase (decrease) in net assets resulting from operations.........................        92,355       200,317       177,664
Distributions to Unitholders from:
 Net investment income...................................................................     (177,089)     (173,452)     (167,177)
 Bonds sale or redemption proceeds.......................................................            --            --            --
Redemption of Units                                                                             (6,183)     (224,376)      (96,011)
                                                                                          ------------- ------------- -------------
 Total increase (decrease)...............................................................      (90,917)     (197,511)      (85,524)
Net asset value to Unitholders
 Beginning of period.....................................................................     3,097,885     3,006,968     2,809,457
                                                                                          ------------- ------------- -------------
 End of period (including undistributed net investment income of $59,532, $55,123 and
$49,790, respectively)................................................................... $   3,006,968 $   2,809,457 $   2,723,933
                                                                                          ============= ============= =============

The accompanying notes are an integral part of these statements.

(IM-IT and QUALITY MULTI-SERIES 184)
INSURED MUNICIPALS INCOME TRUST
PORTFOLIO as of July 31, 1996
                                                                                                                       July 31,
                                                                                                                         1996
Port-                                                                                                Redemption        Market
folio          Aggregate     Name of Issuer, Title, Interest Rate and  Maturity        Rating        Feature           Value
Item           Principal     Date                                                      (Note 2)      (Note 2)          (Note 1)
--------- ------------------ ------------------------------------------------------- ------------ ------------------ --------------
A         $        1,000,000 Louisiana Public Facilities Authority, Hospital
                             Revenue and Refunding Bonds, Lafayette General Medical
                             Center Project, Series 1992 (FSA Insured)  6.400% Due                2002 @ 102
                             10/01/12 ..............................................          AAA 2009 @ 100 S.F.    $    1,045,610
-----------------------------------------------------------------------------------------------------------------------------------
B                    250,000 City of Pekin, Tazewell County (Illinois) General                    2002 @ 103
                             Obligation Bonds (MBIA Insured)  6.450% Due 12/01/12 ..          AAA 2008 @ 100 S.F.           260,103
-----------------------------------------------------------------------------------------------------------------------------------
C                  1,000,000 City of Chicago, Illinois, General Obligation Bonds,
                             Project Series of 1991 (AMBAC Indemnity Insured)                     2002 @ 102
                             6.000% Due 01/01/16 ...................................          AAA 2012 @ 100 S.F.           995,180
-----------------------------------------------------------------------------------------------------------------------------------
D                  1,880,000 Montgomery County Hospital District (Texas) Hospital
                             Revenue Bonds, Series 1992B (FSA Insured)  6.625% Due                2002 @ 102
                             04/01/17 ..............................................          AAA 2002 @ 102 P.R.         2,073,564
-----------------------------------------------------------------------------------------------------------------------------------
E                  2,000,000 Washington State Public Power Supply System, Nuclear
                             Project No. 1, Revenue Refunding Bonds, Series 1992A                 2002 @ 102
                             (MBIA Insured)  6.250% Due 07/01/17 ...................          AAA 2016 @ 100 S.F.         2,028,440
-----------------------------------------------------------------------------------------------------------------------------------
F                  1,245,000 Coweta Public Works Authority (Oklahoma) Utility
                             System Revenue Bonds, Refunding Series 1992 (AMBAC                   2002 @ 102
                             Indemnity Insured)  6.400% Due 09/01/17 ...............          AAA 2013 @ 100 S.F.         1,275,080
-----------------------------------------------------------------------------------------------------------------------------------
G                    300,000 Allegheny County Hospital Development Authority
                             (Pennsylvania) Hospital Revenue Refunding Bonds,
                             Series 1992 (Magee-Womens Hospital) FGIC Insured
                             0.000% Due 10/01/18 ...................................          AAA                            79,947
-----------------------------------------------------------------------------------------------------------------------------------
H                  1,130,000 Rhode Island State Health and Educational Building
                             Corporation, Higher Education Facility Revenue
                             Refunding Bonds, Bryant College, 1992 Second Series                  2002 @ 102
                             (MBIA Insured)  6.125% Due 06/01/19 ...................          AAA 2014 @ 100 S.F.         1,129,977
-----------------------------------------------------------------------------------------------------------------------------------
I                  1,000,000 Lehigh County (Pennsylvania) Industrial Development
                             Authority, Pollution Control Revenue Refunding Bonds,
                             Series 1992A (Pennsylvania Power and Light Company
                             Project) MBIA Insured  6.400% Due 11/01/21 ............          AAA 2002 @ 102              1,022,920
-----------------------------------------------------------------------------------------------------------------------------------
J                  2,000,000 Iowa Finance Authority, Hospital Revenue Bonds
                             (Sisters of Mercy Health Corporation Obligated Group)                2002 @ 102
                             1992 Series N (FSA Insured)  6.250% Due 02/15/22 ......          AAA 2009 @ 100 S.F.         2,012,100
-----------------------------------------------------------------------------------------------------------------------------------
K                  2,000,000 Clark County, Nevada, Las Vegas -- McCarran
                             International Airport, Passenger Facility Cargo
                             Revenue Bonds, Series 1992A (AMBAC Indemnity Insured)                2002 @ 102
                             6.000% Due 07/01/22 ...................................          AAA 2011 @ 100 S.F.         1,988,360
-----------------------------------------------------------------------------------------------------------------------------------
L                  1,000,000 Pelham, Alabama, Unlimited Tax -- General Obligation
                             Warrants, Series 1992 (AMBAC Indemnity Insured)                      2002 @ 102
                             6.250% Due 11/01/22 ...................................          AAA 2013 @ 100 S.F.         1,020,220
-----------------------------------------------------------------------------------------------------------------------------------
M                    975,000 South Carolina Public Service Authority (Santee
                             Cooper) Revenue Bonds, 1991 Refunding and Improvement                2001 @ 102
                             Series B  6.500% Due 07/01/26 .........................           NR 2001 @ 102 P.R.         1,059,766
-----------------------------------------------------------------------------------------------------------------------------------
N                    300,000 Municipality of Metropolitan Seattle, Washington,
                             Sewer Revenue Bonds, Series U (FGIC Insured)  6.600%                 2001 @ 102
                             Due 01/01/32 ..........................................          AAA 2015 @ 100 S.F.           306,760
          $       16,080,000                                                                                         $   16,298,027
          ===================                                                                                        ==============

The accompanying notes are an integral part of these statements.

(IM-IT and QUALITY MULTI-SERIES 184)
INSURED MUNICIPALS INCOME TRUST INTERMEDIATE
PORTFOLIO as of July 31, 1996
                                                                                                                          July 31,
                                                                                                                           1996
Port-                                                                                                     Redemption      Market
folio          Aggregate                                                                     Rating       Feature         Value
Item           Principal     Name of Issuer, Title, Interest Rate and  Maturity Date         (Note 2)     (Note 2)        (Note 1)
--------- ------------------ ------------------------------------------------------------ ------------ -------------- -------------
A         $          165,000 Community High School District Number 217, Cook County,
                             Illinois (Argo) School Bonds, Series 1992 (AMBAC Indemnity
                             Insured)  6.250% Due 12/01/01 ..............................          AAA                $     175,352
-----------------------------------------------------------------------------------------------------------------------------------
B                    680,000 Metropolitan Domestic Water Improvement District of Pima
                             County, Arizona, Special Assessment and Water Revenue Bonds
                             (FGIC Insured)  5.700% Due 01/01/02 ........................          AAA                      708,968
-----------------------------------------------------------------------------------------------------------------------------------
C                    500,000 State of Texas, Texas Public Finance Authority, Building
                             Revenue and Revenue Refunding Bonds, Series 1992B (AMBAC
                             Indemnity Insured)  5.875% Due 02/01/02 ....................          AAA                      520,920
-----------------------------------------------------------------------------------------------------------------------------------
D                    270,000 Maricopa County (Arizona) Hospital District No. 1, General
                             Obligation Hospital Facilities Refunding Bonds, Series
                             1992A (Unlimited Tax General Obligation) FGIC Insured
                             0.000% Due 06/01/02 ........................................          AAA                      201,409
-----------------------------------------------------------------------------------------------------------------------------------
E                    500,000 Lynn Water and Sewer Commission (Massachusetts) General
                             Revenue Bonds, 1992 Refunding Series (FGIC Insured)  6.000%
                             Due 06/01/02 ...............................................          AAA                      525,310
-----------------------------------------------------------------------------------------------------------------------------------
F                    700,000 Wisconsin Health and Educational Facilities Authority,
                             Health Facilities Refunding Revenue Bonds (SSM Health Care)
                             Series 1992AA (MBIA Insured)  350M-5.800% Due 06/01/02                AAA                      363,293
                             350M-5.900% Due 06/01/03 ...................................          AAA 2002 @ 102           365,523
-----------------------------------------------------------------------------------------------------------------------------------
G                     45,000 Roosevelt Elementary School District No. 66 of Maricopa
                             County, Arizona, School Improvement and Refunding Bonds,
                             Series 1992 (AMBAC Indemnity Insured)  5.600% Due 07/01/02 .          AAA                       46,866
-----------------------------------------------------------------------------------------------------------------------------------
H                    750,000 Public Hospital District No. 1, King County, Washington
                             (Valley Medical Center) Hospital Facilities Revenue Bonds,
                             Series 1992 (AMBAC Indemnity Insured)  350M-5.800% Due                AAA                      363,888
                             09/01/02  400M-5.900% Due 09/01/03 .........................          AAA                      418,384
-----------------------------------------------------------------------------------------------------------------------------------
I                    285,000 University of Alaska (Alaska) General Revenue Bonds, 1992
                             Series C (AMBAC Indemnity Insured)  5.900% Due 10/01/02 ....          AAA                      298,735
-----------------------------------------------------------------------------------------------------------------------------------
J                    150,000 University of Alaska (Alaska) General Revenue Bonds, 1992
                             Series E (AMBAC Indemnity Insured)  5.800% Due 10/01/02 ....          AAA                      156,436
-----------------------------------------------------------------------------------------------------------------------------------
K                    190,000 Illinois Health Facilities Authority, Revenue Refunding
                             Bonds (SSM Health Care) Series 1992AA (MBIA Insured)
                             5.900% Due 06/01/03 ........................................          AAA 2002 @ 102           198,427
-----------------------------------------------------------------------------------------------------------------------------------
L                    500,000 Multi-Purpose Stadium Authority of Lackawanna County,
                             Lackawanna County, Pennsylvania, Guaranteed Stadium Revenue
                             Bonds, Series 1992 (FGIC Insured)  6.000% Due 08/15/03 .....          AAA 2002 @ 101           531,411
          $        4,735,000                                                                                          $   4,874,922
          ==================                                                                                          =============

The accompanying notes are an integral part of these statements.

(IM-IT and QUALITY MULTI-SERIES 184)
NATIONAL INVESTORS' QUALITY TAX-EXEMPT TRUST AMT
PORTFOLIO as of July 31, 1996
                                                                                                                          July 31,
                                                                                                                            1996
Port-                                                                                                   Redemption        Market
folio          Aggregate                                                                 Rating         Feature           Value
Item           Principal     Name of Issuer, Title, Interest Rate and  Maturity Date     (Note 2)       (Note 2)          (Note 1)
--------- ------------------ -------------------------------------------------------- ------------ ------------------ -------------
A         $          220,000 Muncie School Building Corporation, Indiana First
                             Mortgage Revenue Bonds, Series 1992  6.625% Due                       2001 @ 102
                             07/15/09 ...............................................            A 2001 @ 102 P.R.    $     240,451
-----------------------------------------------------------------------------------------------------------------------------------
B                    500,000 Indiana Health Facilities Financing Authority, Hospital
                             Revenue Refunding Bonds, Series 1992 (The Methodist                   2002 @ 102
                             Hospitals, Inc.)  6.750% Due 09/15/09 ..................           A* 2003 @ 100 S.F.          516,965
-----------------------------------------------------------------------------------------------------------------------------------
C                    500,000 The City of New York (New York) General Obligation
                             Bonds, Fiscal 1992 Series B  7.000% Due 02/01/18 .......         BBB+ 2002 @ 101.5             515,965
-----------------------------------------------------------------------------------------------------------------------------------
D                    150,000 Allegheny County Hospital Development Authority
                             (Pennsylvania) Hospital Revenue Refunding Bonds, Series
                             1992 (Magee-Womens Hospital) FGIC Insured  0.000% Due
                             10/01/18 ...............................................          AAA                           39,974
-----------------------------------------------------------------------------------------------------------------------------------
E                    500,000 Metropolitan Washington D.C. Airport Authority, General
                             Airport Authority Revenue Bonds, Series A (MBIA
                             Insured) Subject to Alternative Minimum Tax  6.625% Due               2002 @ 102
                             10/01/19 ...............................................          AAA 2013 @ 100 S.F.          514,485
-----------------------------------------------------------------------------------------------------------------------------------
F                    320,000 Mississippi Hospital Equipment and Facilities Authority
                             Revenue Bonds, Series 1992A (Wesley Health System,
                             Inc.) Connie Lee Insured (Subject to Alternative                      2002 @ 102
                             Minimum Tax)  6.100% Due 04/01/22 ......................          AAA 2013 @ 100 S.F.          318,150
-----------------------------------------------------------------------------------------------------------------------------------
G                    265,000 Illinois Health Facilities Authority, Revenue Bonds and
                             Revenue Refunding Bonds (Evangelical Hospitals                        2002 @ 102
                             Corporation) Series A  6.250% Due 04/15/22 .............          AA- 2018 @ 100 S.F.          258,916
-----------------------------------------------------------------------------------------------------------------------------------
H                    225,000 Illinois Health Facilities Authority, Revenue Bonds and
                             Revenue Refunding Bonds (Evangelical Hospitals                        2002 @ 102
                             Corporation) Series C  6.250% Due 04/15/22 .............          AA- 2018 @ 100 S.F.          219,834
-----------------------------------------------------------------------------------------------------------------------------------
I                    410,000 The Housing Finance Corporation of Lake County,
                             Illinois, Housing Development Revenue Refunding Bonds,
                             FHA Insured Mortgage, Section 8, Series A  6.800% Due                 2002 @ 100
                             05/01/23 ...............................................          AAA 2015 @ 100 S.F.          413,333
-----------------------------------------------------------------------------------------------------------------------------------
J                    500,000 Indiana Bond Bank, Special Program Bonds,  Series 1992                2003 @ 102
                             B  6.800% Due 08/01/23 .................................            A 2013 @ 100 S.F.          511,510
-----------------------------------------------------------------------------------------------------------------------------------
K                    500,000 South Dakota Housing Development Authority,
                             Homeownership Mortgage Bonds, 1991 D (Subseries 1)                    2003 @ 102
                             Subject to Alternative Minimum Tax  6.850% Due 05/01/26           AAA 2013 @ 100 S.F.          501,730
-----------------------------------------------------------------------------------------------------------------------------------
L                    500,000 Regional Airports Improvement Corporation (California)
                             Facilities Lease Revenue Bonds, Issues of 1991, Laxfuel
                             Corporation (Los Angeles International Airport) Subject               2002 @ 102
                             to Alternative Minimum Tax  6.800% Due 01/01/27 ........           A- 2023 @ 100 S.F.          509,845
-----------------------------------------------------------------------------------------------------------------------------------
M                    500,000 Washoe County, Nevada, Gas Facilities Revenue Bonds
                             (Sierra Pacific Power Company Project) Series 1990
                             (MBIA Insured) Subject to Alternative Minimum Tax
                             6.700% Due 11/01/32 ....................................          AAA 2002 @ 102               517,715
          $        5,090,000                                                                                          $   5,078,873
          ==================                                                                                          =============

The accompanying notes are an integral part of these statements.

(IM-IT and QUALITY MULTI-SERIES 184)
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST
PORTFOLIO as of July 31, 1996
                                                                                                                         July 31,
                                                                                                                           1996
Port-                                                                                                  Redemption        Market
folio          Aggregate     Name of Issuer, Title, Interest Rate and  Maturity        Rating          Feature           Value
Item           Principal     Date                                                      (Note 2)        (Note 2)          (Note 1)
--------- ------------------ ------------------------------------------------------ ------------ -------------------- -------------
A         $          235,000 Virginia College Building Authority, Educational
                             Facilities Revenue Refunding Bonds (University of
                             Richmond Project) Series of 1992  6.250% Due 11/01/12           AA- 2002 @ 102           $     238,823
-----------------------------------------------------------------------------------------------------------------------------------
B                    100,000 Puerto Rico Electric Power Revenue Refunding Bonds,
                             Series 1989N (Capital Guaranty Insured)  0.000% Due
                             07/01/17 .............................................          AAA 2015 @ 87.06 S.F.           29,610
-----------------------------------------------------------------------------------------------------------------------------------
C                    100,000 Commonwealth Transportation Board, Commonwealth of
                             Virginia, Transportation Contract Revenue Refunding
                             Bonds, Series 1992 (Route 28 Project)  6.500% Due                   2002 @ 102
                             04/01/18 .............................................           AA 2011 @ 100 S.F.            102,759
-----------------------------------------------------------------------------------------------------------------------------------
D                    300,000 City of Richmond, Virginia, General Obligation Public
                             Improvement Refunding Bonds, Series 1991A  6.250% Due
                             01/15/21 .............................................           AA 2001 @ 102 P.R.            321,861
-----------------------------------------------------------------------------------------------------------------------------------
E                    500,000 Industrial Development Authority of The City of
                             Norfolk (Virginia) Hospital Revenue Bonds (Children's
                             Hospital of The King's Daughters Obligated Group)
                             Series 1991 (AMBAC Indemnity Insured)  6.500% Due                   2001 @ 102
                             06/01/21 .............................................          AAA 2012 @ 100 S.F.            512,150
-----------------------------------------------------------------------------------------------------------------------------------
F                      - 0 - Prince William County Service Authority (Virginia)
                             Water and Sewer System Revenue Bonds, Series 1991
                             (FGIC Insured)  6.500% Due 07/01/21 ..................                                           - 0 -
-----------------------------------------------------------------------------------------------------------------------------------
G                    445,000 County of Roanoke, Virginia, Water System Revenue
                             Bonds, Series 1991 (FGIC Insured)  6.500% Due                       2001 @ 102
                             07/01/21 .............................................          AAA 2001 @ 102 P.R.            485,754
-----------------------------------------------------------------------------------------------------------------------------------
H                    500,000 Richmond Metropolitan Authority (Virginia) Expressway
                             Revenue and Refunding Bonds, Series 1992A (FGIC                     2002 @ 100
                             Insured)  5.750% Due 07/15/22 ........................          AAA 2017 @ 100 S.F.            488,860
-----------------------------------------------------------------------------------------------------------------------------------
I                    500,000 Industrial Development Authority of Albemarle County,
                             Virginia, Health Services Revenue Bonds (The
                             University of Virginia Health Services Foundation)                  2002 @ 102
                             Series 1992  6.500% Due 10/01/22 .....................           A+ 2013 @ 100 S.F.            499,914
          $        2,680,000                                                                                          $   2,679,731
          ==================                                                                                          =============

The accompanying notes are an integral part of these statements.

INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 184
Notes to Financial Statements
July 31, 1994, 1995 and 1996

--------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, American Portfolio Evaluation Services (a division of an affiliate of the Sponsor). The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or
(4) by any combination of the above. The IM-IT Trust maintains insurance which provides for the timely payment when due, of all principal and interest on Bonds owned by it. Except in cases in which Bonds are in default, or significant risk of default, the valuation of the Bonds in such Trusts does not include any value attributable to this insurance feature since the insurance terminates as to any Bond at the time of its disposition.

Security Cost - The original cost to each of the Trusts (IM-IT, IM-IT Intermediate, National Quality AMT and Virginia Quality) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (November 19, 1992). Since the valuation is based upon the bid prices, such Trusts (IM-IT, IM-IT Intermediate, National Quality AMT and Virginia Quality) recognized downward adjustments of $116,346, $39,920, $40,693 and $22,647, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized appreciation reported in the financial statements for each Trust for the period ended July 31, 1993.

Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

Federal Income Taxes - The Trust is not taxable for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities
Ratings" in Part Two.

Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see paragraph (3) under "Federal Tax Status of the Trusts" and "Annual Unit Income and Estimated Current Returns" in
Part Two.

NOTE 2 - PORTFOLIO (continued)

Insurance- Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the IM-IT and IM-IT Intermediate Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at July 31, 1996 is as follows:

                                                         National
                                       IM-IT             Quality      Virginia
                           IM-IT       Intermediate      AMT          Quality
                           Trust       Trust             Trust        Trust
                           ----------- ---------------- ------------ ------------
Unrealized Appreciation    $   623,598 $        218,115 $    132,613 $    101,729
Unrealized Depreciation             --               --        (770)           --
                           ----------- ---------------- ------------ ------------
                           $   623,598 $        218,115 $    131,843 $    101,729
                           =========== ================ ============ ============

NOTE 3 - OTHER

Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which is equivalent to 4.058% of the aggregate offering price of the Bonds for the IM-IT Intermediate Trust and 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds for the IM-IT, National Quality AMT and Virginia Quality Trusts. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

Compensation of Evaluator - The Evaluator receives a fee for providing portfolio supervisory services for each of the Trusts ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to all applicable Trusts). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

Units were presented for redemption as follows:

                                Years Ended July 31,
                                1994    1995    1996
                             ------- ------- -------
IM-IT Trust                  --      24           19
IM-IT Intermediate Trust     141     170         321
National Quality AMT Trust   234     26           42
Virginia Quality Trust       6       242          97




                              NATIONAL AND STATE
                              INVESTORS' QUALITY
                               TAX-EXEMPT TRUST


                                                                PROSPECTUS
                                                                Part Two



In the opinion of counsel, interest to each Trust and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes. In addition, except for the National Trust, the interest income of each Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Capital gains, if any, are subject to Federal tax.

INTRODUCTION

The Fund. The objectives of the Fund are Federal and, in the case of a State Trust, state tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. There is, of course, no guarantee that the Fund's objectives will be achieved. The Fund consists of a series of separate National and State unit investment trusts, some of which may be included in various series of Investors' Quality Tax-Exempt Trust, Multi-State or Multi-Series. The various trusts collectively are referred to hereinas the "Trusts" The "National Trusts" include various series of The First National Dual Series Tax-Exempt Bond Trust (Income Trust), Investors' Municipal-Yield Trust and Investors' Quality Tax-Exempt Trust and the other Trusts are collectively referred to herein as the "State Trusts" Each Trust consists of interest-bearing obligations (the "Bonds" or "Securities" issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income tax under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. All the Securities deposited in each Trust were rated "A" or better by Standard & Poor's, A Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" or "A" or better by Moody's Investors
Service, Inc.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. If the Securities in each Trust were available for direct purchase by investors, the purchase price of the Securities would not include the sales charge included in the Public Offering Price of the Units.

Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unitholders which is lower because neither includes the effect of the delay in the first payment to Unitholders.

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "Risk Factors" Units of the Trusts are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal.

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE

Both parts of this Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Van Kampen American Capital

DESCRIPTION OF THE FUND

Each series of the Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement", dated the Date of Deposit, between Van Kampen American Capital Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee, or their respective predecessors.

The Fund consists of the various series of the National Trust and the State Trusts, each of which contains a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law but may be subject to state and local taxes. All issuers of Securities in a State Trust are located in the state for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to such issuers, the related interest earned on such Securities is exempt to the extent indicated from state and local taxes of such State. Interest on certain Bonds in the National Quality AMT Trust will be a preference item for purposes of the alternative minimum tax. Accordingly, the National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Unless otherwise terminated as provided therein, the Trust Agreement for each Trust will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution (except for the Short Term Trusts in which case the termination date is at the end of the calendar year prior to the sixth anniversary of its execution). The portfolio of any State Trust or National Quality Trust consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit.

Certain of the Bonds in certain of the Trusts are "zero coupon" bonds.
Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See Part One of this Prospectus.

Each Unit of each Trust represents a fractional undivided interest in the principal and net income of such Trust. To the extent that any Units of a Trust are redeemed by the Trustee, the fractional undivided interest in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

SECURITIES SELECTION

In selecting Securities for the Trusts the following facts, among others, were considered by the Sponsor: (a) either the Standard & Poor's ("Standard & Poor's" rating of the Securities was in no case less than "A" or the Moody's Investors Service, Inc. rating of the Securities was in no case less than "A" including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by a Trust (see "Description of Securities Ratings", (b) the prices of the Securities relative to other bonds of comparable quality and maturity and (c) the diversification of Securities as to purpose of issue and location of issuer. Subsequent to the Date of Deposit, a Security may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Security from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Security (see "Portfolio Administration".

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Securities in the Fund. Such litigation, as, for ex ample, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Security on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Securities.

RISK FACTORS

Certain of the Bonds in certain of the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in certain of the Trusts are obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by the Trust, the Sponsor has not had any direct communications with any of the issuers thereof, but at the Date of Deposit it was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds in certain of the Trusts are health care revenue bonds. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of Securities held in the portfolios of the Fund.

Certain of the Bonds in certain of the Trusts are obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in certain of the Trusts are industrial revenue bonds ("IRBs". In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds in certain of the Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be obligations that are secured by lease payments of a governmental entity (hereinafter called " lease obligations". In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds in certain of the Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the State constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in such a Trust prior to the stated maturity of the Bonds.

BOND REDEMPTIONS

Because certain of the Bonds in certain of the Trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that any Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

Certain of the Bonds in certain of the Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Trust Portfolio" and note (3) in "Notes to Portfolio" in Part One of this Prospectus. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

DISTRIBUTIONS

General. Distributions of interest received by a Trust, pro rated on an annual basis, will be made semi-annually unless the Unitholder has elected to receive them monthly or quarterly, if applicable. Distributions of funds from the Principal Account, if any, will be made on a semi-annual basis, except under certain special circumstances. See "Distributions of Interest and Principal" below. Record dates for monthly distributions for each Trust are the tenth day of each month and record dates for quarterly and semi-annual distributions for each Trust are the tenth day of the months indicated under "Per Unit Information" in Part One of this Prospectus. Distributions are made on the fifteenth day of the month subsequent to the respective record dates. Unitholders of the Short Term Trusts will only receive distributions semi-annually with record dates being May 10 and November 10 of each year. Unitholders of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 will receive distributions of income and principal, if any, on a monthly basis.

Change of Distribution Option. The plan of distribution selected by a Unitholder remains in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should only be sent by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions.

Distributions of Interest and Principal. Interest received by each Trust, including that part of the proceeds of any disposition of Securities which represents Purchased Interest, if any, and/or accrued interest, is credited by the Trustee to the Interest Account for the appropriate Trust. Other receipts are credited to the Principal Account for the appropriate Trust. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account of a Trust will be computed as of the semi-annual record date and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. For Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 such computation and distribution will occur monthly. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in any Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit.

The distribution to the Unitholders of a Trust as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholder's prorata share of the Estimated Net Annual Interest Income in the Interest Account of such Trust after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Only monthly distributions will be available for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to such Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from an Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the applicable Interest Account on the ensuing record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution. Only monthly distributions will be available for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. As of the tenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of each Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of each Trust. Amounts so withdrawn shall not be considered a part of each Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

CERTIFICATES

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("
STAMP" or such other signature guaranty program in addition to or in substitution for, STAMP, as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued (other than as a result of a change in plan of distribution) or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

ESTIMATED CURRENT RETURNS AND ESTIMATED LONG-TERM RETURNS

As of the opening of business on the date indicated therein, the Estimated Current Returns, and the Estimated Long-Term Returns for each Trust under the monthly, quarterly, if applicable, and semi-annual distribution plans were as set forth under "Per Unit Information" for the applicable Trust in Part One of this Prospectus. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest for those series which contain Purchased Interest; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price.

ACCRUED INTEREST

Accrued Interest (Accrued Interest to Carry) Accrued interest to carry is included in the Public Offering Price for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest.

Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in Part One of this Prospectus for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

Accrued Interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reasons, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

As indicated in "Purchased Interest" , accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "Distributions--Distribution of Interest and
Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Accrued Interest. Included in the Public Offering Price for Insured Municipal Income Trust and Investors Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although the Trust accrues such interest daily. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date. See "Public Offering--Distributions of Interest and Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

PUBLIC OFFERING PRICE

Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Securities in each Trust, an applicable sales charge as determined in accordance with the tale set forth below, which is based upon the estimated long term return of each Trust, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each Trust based upon the estimated long term return life of such Trust's Portfolio, in accordance with the following schedule:


Years To Maturity    Sales Charge               Years To Maturity    Sales Charge
1                    1.010%                     12                   4.712%
2                    1.523                      13                   4.822
3                    2.041                      14                   4.932
4                    2.302                      15                   5.042
5                    2.564                      16                   5.152
6                    2.828                      17                   5.263
7                    3.093                      18                   5.374
8                    3.627                      19                   5.485
9                    4.167                      20                   5.597
10                   4.384                      21 to 30             5.708
11                   4.603


The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Securities in a Trust. Expressed as a percent of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest), the sales charge on a Trust consisting entirely of a portfolio of Bonds with 15 years to maturity would be 4.80%.

As indicated above, the price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Securities an amount equal to the applicable sales charge expressed as a percentage of the aggregate bid price of the Securities plus Purchased Interest for those trusts which contain Purchased Interest and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross commission equal to such sales charged expressed as a percentage of the Public Offering Price.

For secondary market purposes an appraisal and adjustment with respect to a Trust will be made by the Evaluator as of 4:00 P.M. Eastern time on days in which the New York Stock Exchange is open for each day on which any Unit of such Trust is tendered for redemption, and it shall determine the aggregate value of any Trust as of 4:00 P.M. Eastern time at such other times as may be necessary.

The aggregate price of the Securities in each Trust has been and will be determined on the basis of bid prices as follows: (a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Securities will generally fluctuate with changes in market interest rates.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Redemption of Units" below for information regarding the ability to redeem Units ordered for purchase.

MARKET FOR UNITS

Although they are not obligated to do so, the Sponsor intends to, and certain of the dealers may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Securities in the portfolio of each Trust plus Purchased Interest, if any, plus interest accrued to the date of settlement and plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder of any Trust desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of such Trust plus Purchased Interest, if any, and any accrued interest. The aggregate bid prices of the underlying Securities in a Trust are expected to be less than the related aggregate offering prices. See "Redemption of Units" below. A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

REINVESTMENT OPTION

Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds"

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

REDEMPTION OF UNITS

A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold 20% of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Purchased Interest, if any, and accrued interest paid on redemption shall be withdrawn from the Interest Account of such Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts will be withdrawn from the Principal Account of such Trust. The Trustee is empowered to sell underlying Securities of a Trust in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit will be determined on the basis of the bid price of the Securities in each Trust as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange on the date such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in each Trust on the basis of (i) the cash on hand in such Trust or moneys in the process of being collected, (ii) the value of the Securities in such Trust based on the bid prices of the Securities therein, (iii) Purchased Interest, if any, and
(iv) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust. The Evaluator may determine the value of the Securities in each Trust by employing any of the methods set forth in "Public Offering
Price."

The price at which Units may be redeemed could be less than the price paid by the Unitholder. As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the affected Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

REPORTS PROVIDED

The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Trustee deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders of the respective Trusts upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities) and the percentage of such interest by states in which the issuers of the Securities are located, the amount of Purchased Interest, if any, deductions for applicable taxes and for fees and expenses of such Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of the other plan or plans of distribution so that Unitholders may be informed regarding the results of such other distribution option or options.

FEDERAL TAX STATUS OF EACH TRUST

At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law, substantially to the effect that:

Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code" will retain its status when distributed to Unitholders;
however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax", as noted below. A
Unitholder's share of the interest on certain Bonds in the National Quality AMT Trust will be included as an item of tax preference for both individuals and corporations subject to the alternative minimum tax ("AMT Bonds".
In the case of certain corporations owning Units, interest and accrued original issue discount with respect to Bonds other than AMT Bonds held by a Trust (including the National Quality AMT Trust) may be subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax";

Each Unitholder is considered to be the owner of a pro rata portion of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to the respective Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 such as the AMT Bonds, is included as an item of tax preference. With the exception of certain Bonds in the National Quality AMT Trust, the Trusts do not include any such AMT Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its " adjusted issue price" to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act" subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). " Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. On December 7, 1995, the U.S. Treasury Department released proposed legislation that, if enacted, would generally extend the financial institution rules to all corporations, effective for obligations acquired after the date of announcement. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of " modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount" The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount."
 The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences. On December 7, 1995, the U.S. Treasury Department released proposed legislation that, if adopted, could affect the United States federal income taxation of non-United States Unitholders and the portion of the Trust's income allocable to non-United States Unitholders.

For a discussion of the state tax status of income earned on Units of a Trust, see "Tax Status" for the applicable Trust. Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or City. The laws of the several States vary with respect to the taxation of such obligations.

RISK FACTORS AND STATE TAX STATUS OF STATE TRUSTS

The information below describes some of the more significant events relating to the various State Trusts and sets forth the tax status of each State Trust under applicable state law. The Sponsor makes no representation regarding the accuracy or completion of the information, but believes it to be complete and has itself relied upon such information. The portfolio of each State Trust consists of obligations issued by entities located in such state or in the Commonwealth of Puerto Rico.

Prospective investors should study with care the portfolio of Bonds in a Trust and should consult with their investment advisors as to the merits of particular issues in a portfolio.

Alabama Trusts

Alabama Economy. Alabama's economy has experienced a major trend toward industrialization over the past two decades. By 1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

Among several leading manufacturing industries have been pulp and papers and chemicals. In recent years Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

Major service industries that are deemed to have significant growth potential include the research and medical training and general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area.

Real Gross State Product. Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, changes in RGSP reflect changes in final output. From 1984 to 1990 RGSP originating in manufacturing increased by 22.99% whereas RGSP originating in all the non-manufacturing sectors grew by 17.88%.

Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1984 and 1990 were 1) Services; 2) Trade; 3) Farming; and
4) Finance, Insurance and Real Estate. From 1984 to 1990 RGSP originating in Services increased by 35.07%; Trade grew by 21.53%; Farming increased by 19.78%; and the gain in Finance, Insurance and Real Estate was 19.19%. The present movement toward diversification of the State's manufacturing base and a similar present trend toward enlargement and diversification of the service industries in the State are expected to lead to increased economic stability.

Employment. The recent national economic recession was felt severely in Alabama. The manufacturing growth described above reached a peak in 1979, and was followed by a decrease in activity. The national economic recession was principally responsible for this decline. The State's industrial structure is particularly sensitive to high interest rates and monetary policy, and the resulting unemployment during 1981-1984 was acute. Unemployment rates have improved as the impact of the national economic recovery has benefited the State. The economic recovery experienced on the national level since 1982 has been experienced in Alabama as well, but to a different degree and with a time lag.

Among other risks, the State of Alabama's economy depends upon cyclical industries such as iron and steel, natural resources, and timber and forest products. As a result, economic activity may be more cyclical than in certain other Southeastern states. The national economic recession in the early 1980s caused a decline in manufacturing activity and natural resource consumption, and Alabama's unemployment rate was 14.4% in 1982, significantly higher than the national average. Unemployment remains high in certain rural areas of the State. A trend towards diversification of the State's economic base and an expansion of service industries may lead to improved economic stability in the future, although there is no assurance of this.

Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could affect the market value of the bonds held by the Alabama Trust and thereby adversely affect Unitholders.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Alabama Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Alabama Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:

The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.

Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.

Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.

Arizona Trusts

The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Arizona is the nation's sixth largest state in terms of area. Arizona's main economic sectors include services, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

The unemployment rate in Arizona for 1993 was 6.2% and for 1992 was 7.4% compared to a national rate of 6.8% in 1993 and 7.4% in 1992. Job growth may be adversely affected by the closing of a major air force base near Phoenix and the bankruptcy of several major employers, including America West Airlines.

In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

The state operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1995 refers to the year ended June 30, 1995.

Total General Fund revenues of $4.3 billion are expected during fiscal year 1995. Approximately 44.5% of this budgeted revenue comes from sales and use taxes, 44.4% from income taxes (both individual and corporate) and 4.4% from property taxes. All taxes total approximately $4.0 billion, or 93% of General Fund revenues. Non-tax revenue includes items such as income from the state lottery, licenses, fees and permits, and interest.

For fiscal year 1994, the budget called for expenditures of approximately $4.1 billion. These expenditures fell into the following major categories: education (47.4%), health and welfare (26.3%), protection and safety (4.0%), general government (15.5%) and inspection and regulation, natural resources, transportation and other (6.8%). The States's general fund expenditures for fiscal year 1995 are budgeted at approximately $4.7 billion.

Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al v. Dianne Bishop, et al (the " Roosevelt Opinion". In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increased and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS", which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1994, AHCCCS was financed approximately 60% by federal funds, 29% by state funds, and 11% by county funds.

Under state law, hospitals retain the authority to raise with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operation costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric" filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State", its political subdivisions and authorities (the "Bonds", provided the interest on such Bonds received by the Trust is exempt from State income taxes.

In the opinion of Chapman and Cutler counsel to the Sponsor, under existing law:

For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.

For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for correction of any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Arkansas Trusts

The Constitution of Arkansas specifically Prohibits the creation of any State general obligation debt unless authorized in a Statewide general election. Although the state of Arkansas defaulted on some of its general obligation debt during the depression in the later 1930, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

Act 496 of 1981, as amended, the "Arkansas Water Resources Development Act of 1981," ("Act 496", authorizes the issuance of State Water
Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the State at the general election on November 2,1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding two series of bonds in the aggregate principal amount of approximately $34,725,000 under Act 496 as of January 1,1995.

Act 686 of 1987, the "Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987" ("Act 686", authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the State at the general election on November 8,1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding two series of bonds in the aggregate principal amount of approximately $20,720,000 under Act 686 as of January 1,1995.

Act 683 of 1989, the "Arkansas College Saving Bond Act of 1989" ("Act
683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the State at the general election on November 6,1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding four series of bonds in the aggregate principal amount of approximately $88,666,069 under Act 683 as of June 30,1994.

Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Law requires that before any State spending can take place, there must be an appropriation by the General Assembly and there must be funds available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any State fund from which appropriations can be paid.

Information regarding the financial condition of the State is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in Arkansas. The Arkansas economy represents approximately 2.0% of the total United States' economy. Its small size causes the Arkansas economy to follow the national economy. Fluctuations in the national economy are often mirrored by coinciding or delayed fluctuations in the Arkansas economy.

Arkansas' economy is both agricultural and manufacturing based. Thus, the State of Arkansas feels the full force of the business cycle and also sees the growth swing from positive to negative as conditions in agriculture change.

Agriculture has had a depressant effect on the Arkansas economy regardless of the phase the business cycle was in. In recent years, agricultural employment in Arkansas has been on the decline. From 1988 to 1989 and from 1989 to 1990, agricultural employment declined by 1.6%. Employment in Arkansas' construction industry decreased by 1.8% from 1989 to 1990 and by 4.4% from 1990 to 1991. This followed a 2.3% decline from 1988 to 1989.

During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. The diversification of economic interest has lessened the States cyclical sensitivity to impact by any single sector.

Manufacturing continues to be a leading component of Arkansas' economy. Manufacturing contributes over 25% of the total wage and salary component of personal income. There is an almost equal division between durable and nondurable goods. Non-manufacturing and non-agricultural goods provide a balanced proportion of the overall economy and tend to insulate any adverse economic conditions which affect manufacturing. Manufacturing employment in Arkansas had an average annual growth of 0.9% from 1990 to 1992.

From 1990 to 1992, total employment had an average annual increase of 2.1% and total nonagricultural payrolls had an average annual increase of 7.2%. The average unemployment rate decreased from 7.2% in 1992 to 6.2% in 1993. Total personal income had an average annual growth of 7.4% from 1990 to 1992. Per capita personal income increased from $13,779 in 1990 to $15,635 in 1992, reflecting an average annual growth of 6.%%. Retail sales had an average annual increase of 1.1% from 1990 to 1992.

Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete description of all adverse conditions to which the issuers in the Arkansas Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State, various agencies and political subdivisions and private businesses located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Arkansas Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

California Trusts

The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State" and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. While the State's substantial population growth during the 1980s stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it has increased strains on the State's limited water resources and its infrastructure. Resultant traffic congestion, school over-crowding and high housing costs have increased demands for government services and may impede future economic growth. Population growth has slowed between 1991 and 1993 even while substantial immigration has continued, due to a significant increase in denigration by California residents. Generally, the household incomes of new residents have been departing households, which may have a major long-term socioeconomic and fiscal impact. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

From mid-1990 to late 1993, the State's economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole. The State has experienced the worst job losses of any post-war recession. Prerecession job levels may not be realized until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.

Since the start of 1994, the California economy has shown signs of steady recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors, Unemployment in the State was down substantially in 1994 from its 10% peak in January, 1994, but still remains higher than the national average rate. Retail sales were up strongly in 1994 from year-earlier figures. Delay or slowdown in recovery will adversely affect State revenues.

Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly,
Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of " general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

California and its local governments are subject to an annual " appropriations limit" imposed by Article XIIIB of the California
Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending " appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts" and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California Municipal Obligations or on the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bond and lease purchase debt of the State increased from $9.4 billion at June 30, 1987 to $23.5 billion at June 30, 1994. In FY 1993-94, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues.

The principal sources of General Fund revenues in 1993-94 were the California personal income tax (44% of total revenues), the sales tax (35%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the " Economic Uncertainties Fund", derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

As a result of these factors, among others, from the late 1980's until 1992-1993, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU" approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large " budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including: significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government; transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools; reduction in growth of support for higher education programs, coupled with increases in student fees; revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration; increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested) and various on-time adjustments and accounting changes.

Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995.

A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants ("IOUs" to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemptions from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) were issued in the period from June 1992 to July 1994, often needed to pay previously-maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

The State issued $7.0 billion of short-term debt in July, 1994 to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year. In order to assure repayment of the $4 billion, 22-month part of this borrowing, the State enacted legislation (the "Trigger Law" which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased tax cut, was rejected by the Legislature.

The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion. Expenditures are budgeted at $43.4 billion. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be positive balance of less than $30 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996, providing no margin for adverse results during the year.

The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The Department projects that available cash resources to pay State obligations will be almost $2 billion at June 30, 1996. This "cushion" will be re-examined by the State Controller on October 15, 1995, in the third step in the Budget Adjustment Law process. If the Controller believes the available cash resources on June 30, 1996 will, in fact, be zero or less, her report would start a process which could lead to automatic budget cuts starting in December, 1995.

The principal features of the 1995-96 Budget Act, in addition to those noted above, are additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed further federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.

State general obligation bonds ratings were reduced in July, 1994 to "
A1" by Moody's and "A" by S&P. Both of these ratings were reduced from "AAA" levels which the State held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by the State to the Public Employees Retirement System, reductions in welfare payments, and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if the State eventually loses, the final remedies may not have to be implemented in one year.

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved in 1993 dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

To the extent the State should be constrained by its Article XIII appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At lease one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 Fiscal Year. To balance the budget, the county has imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also has implemented stringent cuts in services and has laid off workers.

California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago the Richmond Unified School District (the "District"
) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $1.8 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

On January 17, 1994, a major earthquake with an estimated magnitude 6.8 on the Richter scale struck the Los Angeles area, causing significant property damage to public and private facilities, presently estimated at $15-20 billion. While over $9.5 billion of federal aid, and a projected $1.9 billion of State aid, plus insurance proceeds, will reimburse much of that loss, there were bill be come ultimate loss of health and income in the region, in addition to costs of the disruption caused by the event. Short-term economic projections are generally neutral, as the infusion of aid will restore billions of dollars to the local economy within a few months; already the local construction industry has picked up. Although the earthquake will hinder recovery from the recession in Southern California, already hard-hit, its long-term impact is not expected to be material in the context of the overall wealth of the region. Almost five years after the event, there are few remaining effects of the 1989 Loma Prieta earthquake in northern California (which, however, caused less severe damage than Northridge).

On December 7, 1994, Orange County, California (the "County", together with its pooled investment fund (the "Pools" filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in its investments caused a liquidity crisis for the Pools and the County. Approximately 180 other public entities, most but not all located in the County, were also depositors in the Pools. The County estimated the Pools' loss at about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pools, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pools.

On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax, making the County's fiscal recovery much harder.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. All school districts were able to meet their obligations in the 1994-95 Fiscal Year.

At the time of the closing for each California Trust, Special Counsel to each California Trust for California tax matters, rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

In the opinion of Orrick, Herrington & Sutcliffe, special counsel to the Fund for California tax matters, under existing California income and property tax law applicable to individuals who are California residents:

the California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders under the income tax laws of California;

amounts treated as interest on the underlying Securities in the California Trust which are exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California Trust to a Unitholder is allocated among each of the Bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates;

under the California personal property tax laws, bonds (including the Securities in the California Trust) or any interest therein is exempt from such tax;

any proceeds paid under the insurance policy issued to the California Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and

under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Orrick, Herrington & Sutcliffe acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Orrick, Herrington & Sutcliffe has not made any special review for the California Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.

Colorado Trust

The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"
). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve". The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

The 1993 fiscal General Fund balance was $326.8 million, which was $196.9 million over the combined Unappropriated Reserve and Emergency Reserve requirement. The 1994 fiscal year ending General Fund balance was $405.1 million, or $234.0 million over the required Unappropriated Reserve and Emergency Reserve. Based on June 20, 1995 estimates, the 1995 fiscal year ending General Fund balance is expected to be $427.0 million, or $204.8 million over the required Unappropriated Reserve and Emergency Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment" which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts". Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The basis for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The basis for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation basis. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

Litigation concerning several issues relating to the Amendment has been brought in the Colorado courts. The litigation deals with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995 the Colorado Supreme Cort validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Future litigation in the "enterprise" arena may be filed in the future to clarify these issues.

According to the Colorado Economic Perspective, Fourth Quarter, FY 1994-95, June 20, 1995 (the "Economic Report", inflation for 1993 was 4.2% and population grew at the rate of 2.9% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1995 fiscal year will be limited to 7.1% over expenditures during the 1994 fiscal year. The 1994 fiscal year is the base year for calculating the limitation for the 1995 fiscal year. The limitation for the 1996 fiscal year is projected to be 7.0%, based on projected inflation of 4.4% for 1994 and projected population growth of 2.6% during 1994. For the 1994 fiscal year, General Fund revenues totalled $3,725.2 million and program revenues (cash funds) totalled $1,659.9 million, resulting in total estimated base revenues of $5,385.1 million. Expenditures for the 1995 fiscal year, therefore, cannot exceed $5,767.4 million. However, the 1995 fiscal year General Fund and program revenues (cash funds) are projected to be only $5,664.7 million, or $102.7 million less than expenditures allowed under the spending limitation.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $16.3 million in fiscal year 1991, $133.3 million in fiscal year 1992, $326.6 million in fiscal year 1993 and $320.4 million in fiscal year 1994. The fiscal year 1995 unrestricted General Fund is currently projected to be $427.0 million.

For fiscal year 1994, the following tax categories generated the following respective revenue percentages of the State's $3,725.2 million total gross receipts: individual income taxes represented 51.5% of gross fiscal year 1994 receipts; sales, use and excise taxes represented 32.4% of gross fiscal year 1994 receipts; and corporate income taxes represented 3.9% of gross fiscal year 1994 receipts. The final budget for fiscal year 1995 projects General Fund revenues of approximately $3,929.6 million and appropriations of approximately $3,905.9 million. The percentages of General Fund revenue generated by type of tax for fiscal year 1995 are not expected to be significantly different from fiscal year 1994 percentages.

Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, over 50% of non-agricultural employment in Colorado in 1994 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the next largest employment sectors in the State, representing approximately 17.5% and 10.9%, respectively, of non-agricultural employment in the State in 1994. The Office of Planning and Budgeting projects similar concentrations for 1995 and 1996.

According to the Economic Report, the unemployment rate improved slightly from an average of 5.2% during 1993 to 4.9% during 1994. Total retail sales increased by 12.2% during 1994. Colorado continued to surpass the job growth rate of the U.S. with a 2.8% rate of growth projected for Colorado in 1995, as compared with 2.7% for the nation as a whole. However, the rate of job growth in Colorado is expected to be lower in 1995 than the 1994 rate as a result of layoffs at Lowry Air Force Base, Public Service Company, Continental Airlines and US West.

Personal income rose 7.5% in Colorado during 1993 and 7.6% in 1992. During 1994, personal income rose 6.6% in Colorado, as compared with 6.1% for the nation as a whole.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the "State Income Tax".
This opinion does not address the taxation of persons other than full time residents of Colorado.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law:

Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations;

Any proceeds paid under individual policies obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will not be includable in income for Colorado income tax purposes if, and to the same extent as, such interest would not have been so includable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations;

Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Connecticut Trusts

The following information is only a summary of risk factors associated with Connecticut. It has been compiled from official government statements and other publicly available documents. Although the Sponsor has not independently verified the information, it has no reason to believe that it is not correct in all material respects.

Connecticut's manufacturing industry, which has historically been of prime economic importance to the State, its municipalities and its residents, has been in decline for several years. Although Connecticut's manufacturing industry is diversified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts. As a result, reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.

Connecticut's manufacturing employment peaked in 1970 at over 441,000 workers but had declined 35.4% by 1994. Although the loss of manufacturing jobs was partially offset by a 66.3% rise in other non-agricultural employment during the same period, Connecticut's growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole. Moreover, Connecticut's largest defense contractors have announced plans to reduce their labor forces substantially over the next four years.

From 1986 through 1994, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.6% in 1994. Average per capita personal income of Connecticut residents increased in every year from 1985 to 1994, rising from $18,268 to $29,044. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns, and Connecticut is now in a recession, the depth and duration of which are uncertain.

For the four fiscal years ended June 30, 1991, the General Fund ran operating deficits of approximately $115,600,000, $28,000,000, $259,000,000 and
$808,500,000, respectively. At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the four fiscal years ended June 30, 1995, the General Fund ran operating surpluses of approximately $110,200,000, $113,500,000, $19,700,000 and
$80,500,000, respectively. General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995. General Fund expenditures and revenues are budgeted to be approximately $9,800,000,000 and $10,150,000,000, for the 1995-1996 and 1996-1997 fiscal years, respectively.

In 1991, to address the General Fund's growing deficit, legislation was enacted by which the State imposed an income tax on individuals, trusts and estates for taxable years generally commencing in 1992. For each fiscal year starting with the 1991-1992 fiscal year, the General Fund has operated at a surplus with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax. However, the State's budgeted expenditures have more than doubled from approximately $4,300,000 for the 1986-1987 fiscal year to approximately $10,150,000,000 for the 1996-1997 fiscal year.

The 1991 legislation also authorized the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit of $965,712,000 as of June 30, 1991, and during 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $315,710,000 were outstanding as of September 15, 1995. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the remaining notes scheduled to be paid over the four fiscal years ending June 30, 1999.

The State's primary method for financing capital projects is through the sale of general obligation bonds. As of September 15, 1995, the State had authorized general obligation bonds totaling $10,513,394,000, of which $9,068,876,000 had been approved for insurance by the State Bond Commission, $7,715,675,000 had been issued, and $6,186,518,000 were outstanding.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The improvements are to be financed by $18 million of general obligation bonds of the State and $962 million bonds of the University. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382 million for the three fiscal years ending June 30, 1999, and $580 million for the four fiscal years ending June 30, 2005.

In addition to the bonds described above, the State also has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Education Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of September 15, 1995, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,755,500,000.

In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds. The State expects to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation ("STO" bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

As of September 15, 1995, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which $3,269,700,000 had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

On March 29, 1990, Standard & Poor's reduced its ratings of the State's general obligation bonds from AA+ to AA, and on April 9, 1990, Moody's reduced its ratings from Aa1 to Aa. On September 13, 1991, Standard & Poor's further reduced its ratings of the State's general obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action by inmates of the Department of Correction seeking damages and injunctive relief with respect to alleged violations of statutory and constitutional rights as a result of the monitoring and recording of their telephone calls from the State's correctional institutions; (ii) litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area;
(iii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iv) litigation challenging the State's method of financing elementary and secondary public schools on the ground that it denies equal access to education; (v) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (vi) an action by the Connecticut Hospital Association and 3 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a basis more favorable to them; (vii) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; and (viii) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done. In addition, a number of corporate taxpayers have filed refund requests for corporation business tax, asserting that interest on federal obligations may not be included in the measure of that tax, on the grounds that to do so allegedly violates federal law because interest on certain obligations of the State is not included in the measure of the tax. The State has attempted to eliminate the basis for these refund requests by enacting legislation that takes by eminent domain the rights of corporate holders to exclude the interest on such obligations. The State will compensate such corporate holders.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

At the time of the closing for each Connecticut Trust, Special Counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

The assets of the Connecticut Trust will consist of obligations (the "
Bonds"; certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds" and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax";
therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

The Connecticut Income Tax was enacted in August, 1991. Generally, a Unitholder recognizes gain or loss for purposes of this tax to the same extent as he recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut Trust held by the Unitholder.

However, on June 19, 1992, Connecticut legislation was adopted that provides that gains and losses from the sale or exchange of Connecticut Bonds held as capital assets will not be taken into account for purposes of the Connecticut Income Tax for taxable years starting on or after January 1, 1992. Regulations effective for taxable years starting on or after January 1, 1994, clarify that this provision also applies to gain or loss recognized by a Unitholder upon the maturity or redemption of a Connecticut Bond held by the Connecticut Trust. However, it is not clear whether this provision would apply, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

In the opinion of Day, Berry & Howard, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, under existing Connecticut law:

The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

Interest income of the Connecticut Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut
Bond", or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax", when any such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.

Insurance proceeds received by the Connecticut Trust representing maturing interest on defaulted Bonds held by the Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut Trust by the issuer of such Bonds.

Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized to the extent attributable to Connecticut Bonds upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

Delaware Trusts

The State ended fiscal 1989 with a cumulative cash balance of $185.4 million, more than 15% of total expenditures for the year. The Budgetary Reserve Fund was fully funded at the 5% level or $62.5 million during the fiscal year. General Fund revenue grew by 8.9% during fiscal 1989. General fund expenditures were $1,092.2 million in fiscal 1989, an increase of 5.1% over fiscal1988. The increase funded additional spending in welfare programs, teacher compensation, and a salary increase for State employees.

Projected General Fund revenue of $1,139.4 million for fiscal 1990 is 5.3% higher than fiscal 1989. This growth reflects the continuing strength of the Delaware economy, although this estimate, issued March 19, 1990, is $18.7 million less than an estimate issued in December, 1989, reflecting a cooling of the Delaware economy and decreased franchise taxes because of mergers and acquisitions. Taken with the unencumbered balance from the previous year, $1,324.8 million is available for expenditure in fiscal 1990. Projected General Fund expenditures of $1,176.7 million are 9.7% greater than spending in fiscal 1989.

The State Constitution was amended in May 1980 to limit tax increases. Any tax increase or the imposition of any new tax must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote, except for tax increases to meet debt service on outstanding obligations of the State for which insufficient revenue is available when such debt service is due. The intended impact of this amendment is to make it easier to lower expenditures than to increase taxes. The amendment also provides that the State shall appropriate, prior to each fiscal year of the State, sums sufficient to meet debt service in the following fiscal year, a practice the State has always followed.

The State Constitution limits annual appropriations by majority vote of both houses of the General Assembly to 98% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year. Any appropriation exceeding this limit may be made in the event of certain emergencies with the approval of a three-fifths vote of the members of each house of the General Assembly, but no appropriation may be made exceeding 100% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year.

The State Constitution also provides that the excess of any unencumbered General Fund revenue at the end of a fiscal year must be placed in a reserve account ("Budgetary Reserve Account" within 45 days following the end of the fiscal year. The Budgetary Reserve Account is designed to provide a cushion against unanticipated deficits. The money in the Budgetary Reserve Account accumulates until the fund reaches a maximum of 5% of the General Fund estimated revenue (including tax money that may be refunded) for the ensuing fiscal year. Transfers of $9.2 million were made to fund the Budgetary Reserve Account for fiscal 1989. Transfers are made in August based on June projections. Access to these monies is authorized with the approval of the three-fifths vote of the members of each house of the General Assembly for use only in the event of the necessity to fund an unanticipated General Fund deficit or to provide funds required as a result of the enactment of legislation reducing taxes.

There is no Constitutional debt limit of the State. The Delaware Code presently provides that the total amount of authorized bonds issued and unissued for the payment of which the full faith and credit of the State may be pledged shall not exceed 1.5 times the total gross revenue deposited in the State's General Fund for the preceding fiscal year. Applying that calculation, the current debt limit is $1,799 million. As of May 1, 1990, the amount of general obligation debt outstanding will be $398.4 million, and the amount of authorized, but unissued general obligation bonds was approximately $72.0 million. Bonds or bond anticipation notes issued by the State to provide the local share of the cost of school construction are not included in the calculation of the aforesaid debt limit, no rare revenue anticipation notes of the State. There is no debt limit applicable to the issuance of revenue anticipation notes; however there has not been a State issue of revenue notes since fiscal 1977 and the State does not plan to issue revenue notes in fiscal 1990.

Under Delaware Code, the authorization of general obligation debt of the State is limited in any State fiscal year to an amount equal to (a) 75% of the principal retirement of general obligations debt of the State in the prior State fiscal year plus (b) the amount of previously authorized and unissued general obligation debt and/or guaranteed debt the authorization for which is repealed in such fiscal year. This law can be supplemented, amended or repealed by subsequently enacted legislation.

Since the employment impact of the Financial Center Development Act was initially felt in 1982, the Delaware unemployment rate has been below the national and regional average. For calendar 1989, Delaware unemployment was 3.5% compared to 4.4% in the region and 5.3% in the United States. Delaware per capita personal income has been above the national level since 1980. For 1987, the latest year for which figures are available, Delaware per capita personal income was 106% of the national average.

General obligation debt of Delaware is rated AA by Moody's and AA+ by Standard and Poor's.

There is no pending litigation attacking the constitutionality of any Delaware revenue source or the method of collection from that source.

At the time of the closing for each Delaware Trust, Special Counsel to each Delaware Trust for Delaware tax matters rendered an opinion under then existing Delaware income tax law applicable to taxpayers whose income is subject to Delaware income taxation substantially to the effect that:

Distributions of interest income to Unitholders that would not be taxable if received directly by a Delaware resident are not subject to personal income tax under the Delaware personal income tax imposed by 30 Del. C. et seq.;

Distributions of interest income to Unitholders which are estates or trusts that would not be taxable if received directly by a Delaware resident estate or trust are not subject to the personal income tax imposed by 30 Del. C. et seq.;

Distributions of interest income to Unitholders which are corporations that would not be taxable for Delaware income tax purposes if received directly by a corporation will not be subject to the Delaware corporate income tax imposed by 30 Del. C. 1 et seq.;

To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of a resident individual's, estate's or trust's adjusted gross income for federal income tax purposes, any such gain or loss will be includable or deductible in the calculation of taxable income for the purposes of Delaware resident personal income taxes;

To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of taxable income for purposes of federal income tax imposed upon a corporation, such gain or loss shall not be includable or deductible in the calculation of taxable income for purposes of the Delaware corporate income tax since gains or losses from the sale or other disposition of securities issued by the State of Delaware or political subdivisions thereof are not included in computing the taxable income of a corporation for Delaware corporate income tax purposes.

Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or underwriters of the Bonds, the Sponsor, or others which represent interest on defaulted obligations held by the Trustee will be excludable from Delaware gross income for individuals, trusts and estates, or corporations, if, and to the same extent as, such proceeds would have been so excludable from federal income taxation;

Interest income received by a Unitholder is not exempt from the franchise tax imposed on banking organizations under 5 Del. C. et seq. and the franchise tax imposed on building and loan associates imposed under 5 Del. C. et seq.; and

The Units are not exempt from Delaware inheritance, estate and gift tax.

Florida Trusts

Florida's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980 total contract construction employment as a share of total non-farm employment was just over seven percent and in 1993 the share had edged downward to five percent. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1993 while the State's population is 5.3% of the U.S. total population. Florida's housing starts since 1980 have represented an average of 11.0% of the U.S.'s total annual starts, and since 1980 total housing starts have averaged 156,450 a year.

 A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 250,000 range annually throughout the 1990's. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes also contribute to the level of construction activity in the State.

Since 1980, the State's job creation rate is almost twice the rate for the nation as a whole, and its growth rate in new non-agricultural jobs is the fastest of the must populous states, second only to California in the absolute number of new jobs created. Contributing to the State's rapid rate of growth in employment and income is international trade. Since 1980, the State's unemployment rate has generally been below that of the U.S. In recent years, however, as the State's economic growth has slowed from its previous high the State's unemployment rate has tracked above the national average. The average rate in Florida since 1980 has been 6.5% while the national average is 7.1%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the "Organization", the State's unemployment rate was 8.2% during 1992. As of January 1994, the Organization estimates that the unemployment rate will be 6.1% for 1994-95 and 6.1% in 1995-96.

 The rate of job creation in Florida's manufacturing sector has exceeded that of the U.S. From the beginning of 1980 through 1993, the State added over 50,000 new manufacturing jobs, an 11.7% increase. During the same period, national manufacturing employment declined ten out of the fourteen years, for a loss of 2,977,000 jobs.

 Total non-farm employment in Florida is expected to increase 3.6% in 1994-95 and rise 3.3% in 1995-96. Trade and services, the two largest sources of employment in the State, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 5.4% in 1994-95 while growing 4.7% in 1995-96. Trade is expected to expand 3.1% in 1995 and 3.2% in 1996. The service sector is now the State's largest employment category.

Tourism is one of the State's most important industries. Approximately 41.1 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. In terms of business activities and State tax revenues, tourists in Florida in 1993 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive equally by air and car. The State's tourism industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals are expected to increase by 5.0% this year, and 3.4% next year. Tourist arrivals to Florida by air are expected to increase by 9.2% this year and 2.9% next year, while arrivals by car are expected to rise 0.7% in 1994-95 and 4.0% in 1995-96. By the end of the State's current fiscal year, 42.1 million domestic and international tourists are expected to have visited the State. In 1995-96 tourist arrivals should approximate 43.6 million.

 The State's per capita personal income in 1993 of $20,857 was slightly above the national average of $20,817 and significantly ahead of that for the southeast United States, which was $18,753. Real personal income in the State is estimated to increase 4.5% in 1994-95 and 4.2% in 1995-96. By the end of 1995-96, real personal income per capita in the State is projected to average 4.5% higher than its 1993-94 level.

 Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1993 was 62% of total personal income, while a similar figure for the nation was 72%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

Estimated fiscal year 1994-95 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $14,624.4 million, a 5.7% increase over 1993-94. This reflects a transfer of $159.0 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $13,858.4 million of that is Estimated Revenues (excluding the Hurricane Andrew impact), which represents an increase of 7.9% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $14,311.1 million, unencumbered reserves at the end of 1994-95 are estimated at $313.3 million. Estimated fiscal year 1995-96 General Revenue plus Working Capital and Budget Stabilization funds available total $15,145.9 million, a 3.6% increase over 1994-95. The $14,647.2 million in Estimated Revenues represents an increase of 5.7% over the previous year's Estimated Revenues.

 In fiscal year 1993-94, approximately 66% of the State's total direct revenue to its three operating funds was derived from State taxes and fees, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax and beverage tax amounted to 66%, 8%, 4% and 4%, respectively, of total General Revenue Funds available during fiscal 1993-94. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 32%, and 12%, respectively, of total expenditures from the General Revenue Fund.

 The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Sightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30,1994, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled $10,012.5 million, an increase of 6.9% over fiscal year 1992-93.

 The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

 The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $439.8 million in fiscal year ending June 30,1994. Alcoholic beverage tax receipts decreased about 1.0% from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

 The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30,1994, receipts from this source were $1,047.4 million, an increase of 23.7% from fiscal year 1992-93.

The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totalled $775.0 million during fiscal year 1993-94, a 21.3% increase from the previous fiscal year. Beginning in fiscal year 1992-93, 71.29% of these taxes is to be deposited to the General Revenue Fund.

 The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1993-94, this amounted to $459.4 million.

 The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1993-94, total intangible personal property tax collections were $836.0 million, a 6.7% increase over the prior year. Of the tax proceeds, 66.5% is distributed to the General Revenue Fund.

 The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1993-94 lottery ticket sales totalled $2.15 billion, providing education with approximately $816.2 million.

 The State's severance tax taxes oil, gas and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $54.8 million during fiscal year 1993-94, down 15.0% from the previous year. Currently 60% of this amount is transferred to the General Revenue Fund.

At the end of fiscal 1993, approximately $5.61 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1993, the State issued about $1.36 billion in principal amount of full faith and credit bonds.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position.

Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the State Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

Previously, the State imposed a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. Plaintiffs sued the State alleging that this fee violated the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed granted summary judgment for the plaintiffs, enjoined further collection of the impact fee and ordered refunds to all those who have paid the fee since the collection of the fee went into effect. In the State's appeal of the lower court's decision, the Florida Supreme Court ruled that this fee was unconstitutional under the Commerce Clause. Thus, the Supreme Court approved the lower court's order enjoining further collection of the fee and requiring refund of the previously collected fees. The refund exposure of the State has been estimated to be in excess of $100 million.

Florida maintains a bond rating of Aa, AA and AA from Moody's Investors Service, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue sources from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

At the time of the closing for each Florida Trust, Chapman and Cutler, Counsel to each Florida Trust for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel.

"Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing law:

For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter
220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Georgia Trusts

The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

 Constitutional Considerations. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may in our guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10 percent of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

The State and Its Economy. The State operates on a fiscal year beginning July 1 and ending June 30. Thus, the 1994 fiscal year ended June 30, 1994. Based on data from the Georgia Department of Revenue, estimated receipts of the State from income tax and sales tax for the 1992 fiscal year comprised approximately 48.8% and 37.5%, respectively, of the total State tax revenues. Such data shows that total estimated State treasury receipts for the 1992 fiscal year increased by approximately 2.16% over such collections in the 1991 fiscal year. The estimated 1993 fiscal year figures indicate that receipts of the State from income tax and sales tax for the 1993 fiscal year comprised approximately 48.1% and 38%, respectively, of the total State tax revenues. Total estimated State tax revenue collections for the 1993 fiscal year indicated an increase of approximately 9.89% over such collections in the 1992 fiscal year. The estimated 1994 fiscal year figures indicate that receipts of the State from income tax and sales tax for the 1994 fiscal year will comprise approximately 48.8% and 37.9%, respectively, of the total State tax revenues. Total estimated State tax revenue collections for the 1994 fiscal year indicate an increase of approximately 9.56% over such collections in the 1993 fiscal year.

Georgia experienced an economic slowdown in the late 1980s that continued into 1992. The 1991 fiscal year ended with a balanced budget, but only because the State had borrowed approximately $90 million from surpluses maintained for special uses. In light of weaker. than expected monthly revenue collections in May and June of 1991, Georgia lawmakers, in a special legislative session, cut budgeted expenditures for the 1992 fiscal year by $415 million. Georgia ended its 1992 fiscal year, however, with strong monthly revenue collections. For the last four months of fiscal year 1992, Georgia's revenues were more than 6% higher than revenues reported one year earlier for the same time period. By year-end, revenue collections fell only .1% short of that expected to cover 1992 expenditures. This shortfall was made up from funds allocated to but not used by state agencies. The authorized 1993 fiscal year budget consists of an $8.3 billion spending plan and approximately $750 million in new general obligation debt. On March 23, 1993. The Georgia General Assembly approved an $8.9 billion budget for the 1994 fiscal year which includes authorization for $792 million of general obligation borrowing.

The Georgia economy has performed relatively well during recent years and generally has expanded at a rate greater than the national average during that period. However, growth in 1988 through 1992 slowed somewhat and was modest compared to the pace of the early 1980's. Georgia's economy, however, has made a robust recovery through the 1993 and 1994 fiscal years. Total estimated State tax revenue collections for the 1994 fiscal year indicate an increase of approximately 9.56% over such collections in the 1993 fiscal year. The 1992 annual average unemployment rate for Georgia was 6.9% as compared to the 1992 national annual average unemployment rate of 7.4%. The 1993 annual average unemployment rate for Georgia was 5.7% as compared to the 1993 national annual average unemployment rate of 6.7%. Throughout 1994, the monthly unemployment rate for Georgia (not seasonally adjusted) has remained below the national average monthly unemployment rate (not seasonally adjusted). In April and May 1994, the two most current months for which information is available, Georgia's unemployment rate of 6.2% and 5.9%. In July, 1994, widespread flooding in central and southern Georgia caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities. As of July 12, 1994, Governor Zell Miller refused to estimate the dollar value of the damage but other sources estimate that damage could exceed $300 million. Thirty-one counties have been declared federal disaster areas. Moody's Investors Service, Inc. and Standard and Poor's Corporation are observing the situation in Georgia, but neither rating agency has expressed any immediate credit concerns.

Bond Ratings. Currently, Moody's Investors Service, Inc. rates Georgia general obligation bonds Aaa and Standard & Poor's rates such bonds AA+.

Legal Proceedings. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Several lawsuits have been filed against Georgia asserting that the decision in Davis v. Michigan Department of Treasury, 489 U.S. 803 (1989), invalidating Michigan's practice of taxing retirement benefits paid by the federal government while exempting state retirement benefits, also invalidates Georgia's tax treatment of Federal Retirement Benefits for years prior to 1989. Under Georgia's applicable 3 year statute of limitation the maximum potential liability under these suits calculated to August 15, 1993 would appear to be no greater than 100 million dollars. The plaintiffs in these suits, however, have requested refunds for a period from 1980 to 1988 which could result in a maximum potential liability in the range of 591 million dollars. Any such liability would be predicated on a holding by the State of Georgia Supreme Court or the United States Supreme Court that the Davis decision is applicable to Georgia's prior method of taxing Federal Retirement Benefits and that the Davis decision is to be given a retroactive effect, i.e., that the decision affects prior tax years and that a refund remedy is appropriate. In Georgia's "test case" , the Georgia
Supreme Court held that no refunds are due. The plaintiff's petition to the U.S. Supreme Court for a writ of certiorari was granted on February 22, 1994.

Three suits have been filed against the State of Georgia seeking refunds of liquor taxes under O.C.G.A. Section 48-2-35, in light of Bacchus Imports, Ltd.
v. Dias, 468 U.S. 263 (1984) under Georgia's pre-Bacchus statute. In the Beam case, 501 U.S. 529 (decided June 20, 1991) the Supreme Court indicated that Bacchus was retroactive, but only within the bounds of State statutes of limitations and procedural bars, and left State courts to determine any remedy in light of reliance interests, equitable considerations, and other defenses. Georgia's statute of limitations in O.C.G.A. Section 48-2-35 has run on all pre-Bacchus claims for refund except five pending claims seeking 31.7 million dollars in tax plus interest. On remand, the Fulton County Superior Court has ruled that procedural bars and other defenses bar any recovery by taxpayers on Beam's claims for refund. The Georgia Supreme Court has affirmed, and Beam has petitioned the United States Supreme Court for a writ of certiorari.

Two additional suits have been filed with the State of Georgia by foreign producers of alcoholic beverages seeking $96 million in refunds of alcohol import taxes imposed under O.C.G.A. Section 3-4-60. These claims constitute 99% of all such taxes paid during the preceding three years.

In Board of Public Education for Savannah/Chatham County v. State of Georgia, the local school board claimed that the State should finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of $30 million, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $6 million. Both sides have moved for reconsideration. In a similar complaint, DeKalb County has requested restitution in the amount of $90 million, and there are approximately five other school districts which could file similar claims. It is not possible to quantify such potential claims at this time.

The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in the Georgia Insured Trust are subject. Many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. Since Georgia Bonds in the Georgia Insured Trust (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Georgia Bonds in the Georgia Insured Trust to pay the debt service requirements on the Georgia Bonds. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any Georgia general obligation bonds in the Georgia Insured Trust.

At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Georgia law:

(1)For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders.

(2)If the Trustee disposes of a Georgia Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Georgia Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

(3)Because obligations or evidences of debt of Georgia, its political subdivisions and public institutions are exempt from the Georgia intangible personal property tax, the Georgia Trust will not be subject to such tax as the result of holding such obligations, evidences of debt or bonds.

(4)Amounts paid under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Georgia Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased the amounts paid for such policies are reasonable and customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

(5)We express no opinion regarding whether a Unitholder's ownership of an interest in the Georgia Trust is subject to the Georgia intangible personal property tax. Although the application of the Georgia intangible property tax to the ownership of the Units by the Unitholders is not clear, representatives of the Georgia Department of Revenue have in the past advised us orally that, for purposes of the intangible property tax, the Department considers a Unitholder's ownership of an interest in the Georgia Trust as a whole to be taxable intangible property separate from any ownership interest in the underlying tax-exempt Georgia Bonds.

(6)Neither the Georgia Bonds nor the Units will be subject to Georgia sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Hawaii Trusts

The following discussion regarding constitutional limitations and the economy of the State of Hawaii is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Hawaii.

Hawaii was admitted to the Union on August 21,1959 as the 50th state and is currently the 41st most populous state. Hawaii's population was 1,115,274 in 1990, as reported by the Census. According to the Census, about 75% of this population lives on Oahu, the site of the State's capital. Hawaii's population contains great ethnic diversity, consisting of immigrants from the Far East and Europe, as well as the mainland U.S.

The Hawaiian economy is based primarily on tourism with most employment located in the service and retail trade sectors and with tourists paying a large portion of the General Excise Tax and the Transient Accommodation Tax. The General Excise and Use Tax made up 53.7% of net receipts without adjustments for 1992 and the Transient Accommodations Tax were the fourth largest individual tax of net receipts in 1992. Approximately 6.5 million tourists came to the State in 1992, spending an estimated $9.6 billion while in the State. This number of tourists decreased 5.2% from 1991, mostly due to the U.S. recession as westbound visitors (80% from U.S.) fell from 4.7 million in 1990, to 4.6 million in 1991, to 4.0 million in 1992. Eastbound visitors, however, increased from 2.2 million in 1990, to 2.3 million in 1991, to 3.5 million in 1992. Total visitors to the State for the first half of 1993 fell by 6.5% from those of 1992.

The unemployment rate in the state of Hawaii was 4.8% as of June 1993, significantly below the national rate of 6.8%.

The State's revised total personal income was an estimated $24.8 billion in 1992 and has increased at a 7.5% average annual rate since 1980, slightly faster than the national rate over this decade. The State's revised per capita personal income was $21,218 in 1992, higher than the 1992 U.S. figure of $19,841. The per capita personal income in the State has increased at a 5.8% average annual rate since 1980, slightly lower than the 5.9% rate for the nation. Hawaii's total personal income for the first quarter of 1993 was $25,571, up 2.9% from $24,844 for the same period last year.

The General Fund revenues in 1992 grew at an actual annual growth rate of 1.5%. In 1993, the Council on Revenues estimates, as of April 1993, that the General Fund revenues will increase by 3.2%. Any time the General Fund balance at the close of each two successive fiscal years exceeds 5% of General Fund Revenues for the two fiscal years, the Legislature in the next regular session will provide a credit to state taxpayers credit has been issued from 1981 to 1992, inclusive. As of May 1993, the Department of Budget and Finance projects the General Fund balance at fiscal year-end to be $314.8 million.

Inflation adjusted single family home construction fell 9.0% in 1992, but is expected to be offset by increases in alterations and additions. Employment in the construction industry has declined, but is expected to return to 1991 peak levels due to repair work from Hurricane Iniki. The hurricane hit island Kuaui in September 1992 causing an estimated $1.7 billion worth of property, agricultural, and commercial damage as estimated by the Department of Business, Economic Development, and Tourism. The State has not experienced any materially adverse economic or financial impact so far, as the federal government has provided additional funding to the state in the form of public assistance, loans, and grants with minimum state matching requirements from the General Fund.

Currently, Moody's Investors Service rates Hawaii general obligation bonds "Aa" and Standard & Poor's rates Hawaii general obligation bonds "
AA." Although these ratings indicate that the state of Hawaii is in relatively good economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic conditions. Also, it should be noted that the creditworthiness of obligations issued by local Hawaii issuers may be unrelated to the creditworthiness of obligations issued by the state of Hawaii, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Hawaii Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Hawaii Trust to pay interest on or principal on the Bonds.

At the time of the closing for each Hawaii Trust, Special Counsel to the Fund for Hawaii tax matters rendered an opinion under then existing Hawaii income tax law applicable to taxpayers whose income is subject to Hawaii income taxation substantially to the effect that:

(1)The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;

(2)Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;

(3)To the extent that interest on the Bonds, if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of " alternative minimum taxable income" for purposes of Hawaii's corporate alternative minimum tax on corporations;

(4)Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

(5)Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

(6)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Hawaii net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

(7)To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes pursuant to 48 U.SC. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.

We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

Kansas Trusts

Recovery from the adverse effects of layoffs, business closures and widespread flooding that occurred in 1993 characterized the Kansas economy in 1994. The continued effects of layoffs and restructuring slowed employment growth in Kansas for the second consecutive year. Employment growth lagged behind the national rate.

With employment growth in the civilian labor force, the number of unemployed workers expanded by 5,400. This pushed the unemployment rate from a 5.0% level in 1993 to a monthly average of 5.3% in 1994. This was the second consecutive year in which the unemployment rate had increased in Kansas. The 1994 increase was in contract to a substantial decline in the national unemployment rate. However, the high unemployment rates occurred early in the year. In fact, since mid-year, the unemployment rate has been at or below earlier year rates. The January unemployment rate of 7.3% was an anomaly associated with a major revision in the methodology used to determine unemployment. Thus, the monthly unemployment average for 1994 in slightly overstated.

As was the case a year ago, the slowdown in employment growth was concentrated in the goods producing industries of manufacturing and mining. In 1994, manufacturing employed an average of 600 fewer workers than a year earlier, and mining employment was 200 below 1993.

Based on the most recent detailed comparable data, employment growth in Kansas has trailed national employment growth. Between 1992 and 1993, Kansas employment growth of 1.2% lagged behind the U.S. rate of 1.7%. Kansas employment growth was less than the national growth rate in all major employment categories except manufacturing and government.

Higher personal interest income contributed to a higher rate of growth of Kansas personal income in 1994. Compared with a 4.0% advance in 1993, Kansas personal income is forecast to grow 5.3% in 1994. Personal income for the United States is forecast to increase 5.9% in 1994.

Salary and wage growth is expected to be 5.8% in 1994, a large improvement over the 3.4% a year earlier. Other labor income is forecast to rise 7.0% in 1994 compared with an 8.0% advance in 1993. Nonfarm proprietors' income will grow 6.9%, a slower pace than the 7.9% growth a year earlier. Farm proprietors' income is expected to move higher than a year earlier when flooding reduced yields.

Of the major industry groups, certain sectors displayed significant growth in terms of salaries and wages. The sectors that displayed this growth were the construction sector, the transportation and public utilities industry and the service sector.

The Governor's recommendations for Fiscal Year 1995 reflect significant savings in school finance requirements and a reduction in the funding requirements for group health insurance costs for state employees. In addition, the Governor recommends that the remaining two-year obligation for the military retirement settlement be escrowed in Fiscal Year 1995 and that the tax on original construction be repealed effective March 1, 1995 to provide one quarter of a year of tax relief in Fiscal Year 1995.

Major spending adjustments were necessary in the Governor's Fiscal Year 1995 recommendations because of shortfall in Regents institutions' tuition and fee collections, underfunding of the Kansas Public Employees Retirement System (KPERS) obligation, additional indigents defense assigned counsel funding and payments made to settle a Fair Labor Standards Act lawsuit. Before any of these adjustments were recommended, a thorough analysis of agency expenditures to date was made, revenues other than the State General Fund were maximized and the need for any supplemental funding was carefully scrutinized.

The State's Revenues for Fiscal Year 1995 are expected to total $3,702.0 million (which includes a $455.1 million Ending Balance from 1994). Expenditures are expected to total $3,342.3 million, which is an increase of 7.4% over the previous year's Expenditures. The Ending Balance for Fiscal Year 1995 is forecast to be $359.7 million. The budget includes a total of 43,334 full-time employee positions and 1,418 special project positions.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Kansas Trust are subject. Additionally, many factors including national economic, social, and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds, or the ability of the respective issuers of the Bonds acquired by the Kansas Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation substantially to the effect that:

The Trust is not an association taxable as a corporation for Kansas income tax purposes;

Each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income and deductions of the Trust will therefore be treated as income of the Unitholder under Kansas law;

Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) however, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on insurance companies under
Article 40, Chapter 28 of the Kansas statutes unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas; interest on the Bonds which is exempt from Kansas income taxation when received by the Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

Each Unitholder of the Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

Interest received by the Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

Kentucky Trusts

The Commonwealth of Kentucky leads the nation in total tonnage of coal produced and ranks among the top 10 states in the value of all minerals produced. Tobacco is the dominant agricultural crop and Kentucky ranks second among the states in the total cash value of tobacco raised. The manufacturing mix in the state reflects a significant diversification. In addition to the traditional concentration of tobacco processing plants and bourbon distilleries, there is considerable durable goods production, such as automobiles, heavy machinery, consumer appliances, and office equipment. The State's parks system and the horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in an expanding tourist business in the state.

Current economic problems, including particularly the continuing high unemployment rate, have had varying effects on the differing geographic areas of the State and the political subdivisions located within such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that further economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of the Bonds in the Kentucky Quality Trust or the ability of the respective obligors to pay debt service of such Bonds.

Prospective investors should study with care the portfolio of Bonds in the Kentucky Quality Trust and should consult with their investment advisors as to the merits of particular issues in the portfolio.

At the time of the closing for each Kentucky Trust, Special Counsel to each Kentucky Trust for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

In the opinion of Harper, Ferguson & Davis, special counsel to the Fund for Kentucky tax matters, under existing Kentucky law:

Because Kentucky income tax law is based upon the Federal law and in explicit reliance upon the opinion of Chapman and Cutler referred to above, and in further reliance on the determination letter to us of the Revenue Cabinet of Kentucky dated May 10, 1984, it is our opinion that the application of existing Kentucky income tax law would be as follows:

Each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Quality Trust for Kentucky income tax purposes, and the income of the Kentucky Quality Trust will therefore be treated as the income of the Kentucky Unitholders under Kentucky law;

Interest on Bonds that would be exempt from Federal income taxation when paid directly to a Kentucky Unitholder will be exempt from Kentucky income taxation when: (i) received by the Kentucky Quality Trust and attributed to such Kentucky Unitholder; and (ii) when distributed to such Kentucky Unitholder;

Each Kentucky Unitholder will realize taxable gain or loss when the Kentucky Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Kentucky Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization or accrual, as appropriate, of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Kentucky Unitholder's share of interest, if any, accruing on Bonds during the interval between the Kentucky Unitholder's settlement date and the date such Bonds are delivered to the Kentucky Quality Trust, if later);

Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost;

Units of the Kentucky Quality Trust, to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is exempt from Federal and Kentucky income taxation will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

If interest or indebtedness incurred or continued by a Kentucky Unitholder to purchase Units in the Kentucky Quality Trust is not deductible for Federal income tax purposes, it also will be nondeductible for Kentucky income tax purposes.

Maine

The State of Maine, which includes nearly one-half of the total land area of the six New England states, currently has a population of 1,235,000. The structure of the Maine economy is quite similar to that of the nation as a whole, except that Maine has proportionately more activity in manufacturing and tourism, and less activity in finance and services.

During the 1980s Maine's economy grew rapidly. However, due largely to an overheating of the New England construction/real estate markets in 1987-88, the New England and Maine economies were much softer in 1989 and the first portion of 1990. The Maine Economic Growth Index, a broad measure of overall growth corrected for inflation declined 2.9% in 1991 and rose 2.0% in 1992. The United States Economic Growth Index reflected a decline of 1.4% in 1991 and an increase of 1. 4% in 1992.

The largest industries in Main in 1993 were services (134,000 jobs) and retail and wholesale trade (130,100 jobs) followed by government (95,00 jobs), finance, insurance and real estate (25,600 jobs) and transportation and public utilities (21,900 jobs).

The unemployment rates for Maine in 1992 and 1993 were 7.1% and 7.9%, respectively. Although not strictly comparable, the preliminary seasonally adjusted rate for August 1994 was 6.9%. According to the Maine State Planning Office, per capita income in Maine was $17,125 in 1990, $17,442 in 1991 and $18,226 in 1992. The corresponding U.S. per capita income figures were $18,635, $19,091 and $19,841 for 1990, 1991 and 1992 respectively.

The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a minority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds: to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

The First Regular Session of the 116th Legislature convened in January, 1993 and on June 30, 1993 adopted budgets for the fiscal years ending June 30, 1994 and June 30, 1995. As enacted, the budgets provide in fiscal year 1994 for General Fund expenditures of $1,577,877,634 and Highway Fund expenditures of $196,051,619 and for fiscal year 1995 General Fund expenditures of $1,626,771,903 and Highway Fund expenditures of $197,593,241.

The budgets for the fiscal 199-95 biennium include the extension of the one cent increase in the sales tax that was temporarily enacted for the previous two year period and statutory language that would continue the increase if certain economic conditions exist. The budgets also include the introduction of a 7% gross receipts tax on prepared meals in establishments licensed for consumption of alcoholic beverages and for receipts tax on prepared meals in establishments licensed for consumption of alcoholic beverages and for nursing home receipts, and a 35 year reamortization of the unfunded liability of the Maine State Retirement System. Proposed General Fund expenditures for fiscal year 1994 reflect a reduction of16% from fiscal year 1993 and a 3.17% increase from fiscal year 1994 to fiscal year 1995.

The fiscal 1996-97 biennial budget was presented by the Governor to the legislature on February 10, 1995 and must be adopted by July 1, 1995. The General Fund revenue forecast for the fiscal 1996-97 biennial budget is $3,491.1 million. Revenues will be obtained from the following sources in the following percentages: Individual Income Tax (37.5%), Sales & Use Tax (37.0%), Gross Receipts Tax (4.2%), Corporate Income Tax (3.7%), Cigarette Tax (2.6%), Lottery (2.5%), Insurance Co. Tax (2.2%), Public Utilities Co. Tax (1.5%), Alcoholic Beverage (1.3%), Inheritance & Estate Tax (.7%), Unorganized Territory Property Tax (.6%), Investment Income (-.2%)) and Other Revenues (6.4%).

For the fiscal 1996-97 biennial budget, the Governor has recommended $3,491.1 million in appropriations. The funds will be allocated as follows: Education (50.7%), Human Services (31.2%), General Government (7.7%), General Government--Debt Service (4.6%), Natural Resources (2.4%), Economic Development (1.7%), Public Protection (.8%), Statewide Initiatives (.4%), Labor (.3%) and Transportation (.2%).

Maine's outstanding general obligations are currently rated AA+ by Standard & Poor's and Aa1 by Moody's Investors Service, Inc. Maine has currently slowed its issuance of general obligation debt as a result of the State's fiscal situation. Maine has $555,500,000 of outstanding general obligation debt and $155,200,000 in authorized unissued debt. Nevertheless, due in large part to the State's low debt burden and rapid debt amortization, the public rating agencies do not consider debt burden a negative factor.

The Portfolio may contain obligations of the Maine Municipal Bond Bank. All Maine Municipal Bond Bank debt is secured by loan repayments of borrowing municipalities and the State's moral obligation pledge. The state of the economy in Maine could impact the ability of municipalities to pay debt service on their obligations. Maine Municipal Bond Bank debt continues to carry a AA rating from Standard & Poor's and a Aa rating from Moody's Investors Service, Inc.

The Portfolio may contain obligations issued by Regional Waste Systems, Inc., a quasi-municipal corporation organized pursuant to an interlocal agreement among approximately 20 Southern Maine communities ("RWS" or other quasi-municipal solid waste disposal facilities. RWS and other similar solid waste disposal projects operate regional solid waste disposal facilities and process the solid waste of the participating municipalities as well as the solid waste of other non-municipal users. The continued viability of such facilities is dependent, in part, upon the approach taken by the State of Maine with respect to solid waste disposal generally. Pursuant to a Public Law 1989 Chapter 585, the newly formed Maine Waste Management Agency is charged with preparation and adoption by rule of an analysis and a plan for the management, reduction and recycling of solid waste for the State of Maine. The plan to be developed by the Maine Waste Management Agency is based on the waste management priorities and recycling goals established by State law. Pursuant to State law, Maine has established minimum goals for recycling and composting requiring that a minimum of 25% of the municipal solid waste stream be recycled or composted by 1992 and 50% be recycled or composted by 1994. Although RWS may participate in the mandated recycling activities, its principal existing facility consists of a mass burn 250 ton per day furnace boiler with associated equipment for production of electric energy. Thus, the source material for the RWS' primary facility could be substantially reduced as a result of implementation of the State's recycling goals. Other mass burn solid waste disposal facilities in the State have experienced seasonal shortages in waste fuel.

Revenue bonds are issued by the Maine Health and Higher Education Facilities Authority to finance hospitals and other health care facilities. The revenues of such facilities consist, in varying but typically material amounts, of payment from insurers and third-party reimbursement programs, including Medicaid, Medicare and Blue Cross. The health care industry in Maine is becoming increasingly competitive. The utilization of new programs and modified benefits by third-party reimbursement programs and the advent of alternative health care delivery systems such as health maintenance organizations contribute to the increasingly competitive nature of the health care industry. This increase in competition could adversely impact the ability of health care facilities in Maine to satisfy their financial obligations.

Further, health care providers are subject to regulatory actions, changes in law and policy changes by agencies that administer third-party reimbursement programs and regulate the health care industry. Any such changes could adversely impact the financial condition of such facilities.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Maine Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Maine Trust to pay interest on or principal of the Bonds.

The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State" or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds" or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds" (collectively, the "Bonds".

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine
Income Tax", and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax (" Maine Minimum Tax" or in the case of corporations, a surcharge ("
Maine Corporate Income Tax Surcharge" imposed under the Maine Income Tax.
The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

In the opinion of Chapman and Cutler, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rag portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust \xd4 and distributed to the Unitholder;

to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludible from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

each Unitholder of the Maine ~ Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable.

Maryland Trusts

The public indebtedness of the State of Maryland, its instrumentalities and its local governments is divided into three basic types. The State, and the counties and municipalities of the State, issue general obligation bonds for capital improvements and for various projects to the payment of which an ad valorem property tax is exclusively pledged.

Certain authorities of the State and certain local governments issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the issuer has no liability and has given no moral obligation assurance. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds.

The special authorities of the State and local government entities have outstanding bonds backed exclusively by revenues derived from projects and facilities financed by the bond issue. The holders of these bonds have no claim against the general credit of the State or any governmental unit for the payment of those bonds.

There is no general debt limit imposed on the State of Maryland by the State Constitution or public general laws, but a special committee created by statute annually makes an estimate of the maximum amount of new general obligation debt that the State may prudently authorize.

There can be no assurance that particular bond issues may not be adversely affected by changes in State or local economic or political conditions. Investors are, therefore, advised to study with care the Portfolio for the Maryland Quality Trust appearing elsewhere in this Prospectus and consult their own investment advisers as to the merits of particular issues in that Portfolio.

At the time of the closing for each Maryland Trust, Special Counsel to each Maryland Trust for Maryland tax matters rendered an opinion under then existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation substantially to the effect that:

In the opinion of Weinberg and Green, special counsel to the Fund for Maryland tax matters, under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

(1)For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland State and local income taxation.

(2)To the extent that interest derived from the Maryland Quality Trust by a Unitholder with respect to the obligations of the State of Maryland and its political subdivisions is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland State franchise tax on financial institutions.

(3)In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

(4)Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the Maryland taxable base of Unitholders for Maryland State and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of Securities by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland State or local income tax with respect to gain realized upon the disposition of Securities by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of Bonds will be subject to the Maryland Franchise Tax.

These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

Massachusetts Trusts

As described above, the Massachusetts Trust will invest substantially all of its net assets in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions (the " Bonds". The Massachusetts Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts Investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

The Massachusetts Economy. After declining since 1987, Massachusetts employment in 1993 has shown positive annual growth. While Massachusetts had benefited from an annual job growth rate of approximately 2% since the early 1980's, by 1989, employment had started to decline. Nonagricultural employment declined 0.7% in 1989, 4.0% in 1990, 5.5% in 1991, 0.9% in 1992, and 1.7% in
1993. A comparison of total, nonagricultural employment in November 1993 with that in November 1994 indicates an increase of 2.4%.

From 1980 to 1989, Massachusetts' unemployment rate was significantly lower than the national average. By 1990, however, unemployment reached 6.0%, exceeding the national average for the first time since 1977. The
Massachusetts unemployment rate peaked in 1991 at 9.0% and dropped to 6.9% in 1993.

In recent years, per capita personal income growth in Massachusetts has slowed, after several years during which it was among the highest in the nation. From 1992 to 1993, nominal per capita income in Massachusetts increased 3.6% as compared to 3.2% for the nation as a whole.

The Commonwealth, while the third most densely populated state according to the 1990 census, has experienced only a modest increase in population from 1980 to 1990 at a rate equal to less than one-half the rate of increase in the United States population as a whole.

Massachusetts possesses a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The Massachusetts service sector, at approximately 34.3% of the state work force in November of 1994, is the largest sector in the Massachusetts economy. Government employment is below the national average, representing less than 14% of the Massachusetts work force. In recent years, the construction, manufacturing and trade sectors have experienced the greatest decreases in employment in Massachusetts, with more modest declines taking place in the government, finance, insurance and real estate, and service sectors. From 1990 to November of 1994, manufacturing employment in Massachusetts declined by some 15.5%. At the same time, there has occurred a reversal of the dramatic growth which occurred during the 1980's in the finance, insurance and real estate sector and in the construction sector of the Massachusetts economy.

Over the next decade, Massachusetts has a very full public construction agenda which is expected not only to improve mobility, but to provide a substantial number of construction and related employment opportunities, including the major Central Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston. Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990's.

State Finances. In fiscal years 1987 through 1991, Commonwealth spending exceeded revenues. Spending in five major expenditure categories--Medicaid, debt service, public assistance, group health insurance and transit subsidies--grew at rates well in excess of the rate of inflation for the comparable period. During the same period, the Commonwealth's tax revenues repeatedly failed to meet official forecasts. That revenue shortfall combined with steadily escalating costs contributed to serious budgetary and financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and certain of its public bodies and municipalities, and which have contributed to higher interest rates on debt obligations issued by them.

More conservative revenue forecasting for fiscal 1992 together with significant efforts to restrain spending during fiscal 1991 and reductions in budgeted program expenditures for fiscal 1992 and fiscal 1993 and fiscal 1994 have moderated these difficulties, and the Commonwealth has shown significant surpluses of revenues and other sources over expenditures and other uses in the Commonwealth's budgeted operating funds for those years. For fiscal 1995, the cash flow projection prepared by the office of the State Treasurer in December 1994, based upon actual results through October 1994, upon revenue and spending estimates as of December 1994, and upon various other assumptions, estimates the fiscal 1995 year-end cash position of the Commonwealth to be approximately $447 million. Although the Secretary for Administration and Finance has revised tax revenue estimates downward since then, the fiscal 1995 non-tax revenue estimate has been revised upon upward, and is projected to offset the expected decline in tax revenues.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Massachusetts Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions located in the Commonwealth. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Massachusetts Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

In the opinion of Peabody & Arnold, special counsel to the Fund, under existing Massachusetts law:

(1)For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

(2)The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

(3)Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

(4)Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

(5)The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

(6)Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

(7)In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

(8)The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

Michigan Trusts

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

In July 1995, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aa" In October 1989, Standard & Poor's raised its rating on the State's general obligation bonds to "AA"

The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end balances in the General Fund/School Aid Fund of $310.4 million and $169.4 million, respectively. The State ended each of the 1992, 1993 and 1994 fiscal years with its General Fund/School Aid Fund in balance, after having made substantial transfers to the Budget Stabilization Fund in 1993 and 1994. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In the 1991 through 1993 fiscal years, the State experienced deteriorating cash balances which necessitated short-term borrowing and the deferral of certain scheduled cash payments. The State did not borrow for cash flow purposes in 1994, but borrowed $500 million on March 9, 1995, which was repaid on September 29, 1995. The State anticipates borrowing for cash flow purposes in the current fiscal year. The State's Budget Stabilization Fund received year-end transfers from the General Fund of $283 million in 1993 and $464 million in 1994, bringing the balance in the Budget Stabilization Fund to $779 million at September 30, 1994.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceeds the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

In addition, the State Legislature recently adopted a package of state tax cuts, including a phase out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax.

Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, up $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year, $54.5 million in the 1994 fiscal year, and $67.0 million (budgeted) in the 1995 fiscal year.

The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

In the opinion of Miller, Canfield, Paddock and Stone, P.L.C., special counsel to the Fund for Michigan tax matters, under existing Michigan law:

The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Holders of Units.

Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan Trust will retain its status as tax exempt interest to the Unitholders.

For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States. The Intangibles Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity" , as defined in the Act. Under the Single Business
Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

Minnesota Trusts

In the early 1980's the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium.

In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payment of State aid, including appropriations for and aids to local governmental units. The State's fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession.

Because of the State's fiscal problems, Standard & Poor's Corporation reduced its rating on the State's outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's Investors Service, Inc. lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April 1982. The State's economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard & Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. In 1986, 1987, 1991, 1992 and 1993, legislation was required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve (cash flow account), imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. A budget forecast released by the Minnesota Department of Finance on March 1, 1994 projects a balanced General Fund at the end of the current biennium, June 30, 1995, plus an increase in the State's cash flow account from $360 million to $500 million. Total projected expenditures and transfers for the biennium are $17.0 billion. The forecast also projects, however, a shortage of $29.5 million in the Local Government Trust Fund at June 30, 1995, against total projected expenditures from the Fund of $1.8 billion for the biennium.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to Bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds.

At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and bonds issued by possessions of the United States which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate (the "Bonds", (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax". It should be noted that interest on the Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

The Minnesota State Legislature recently enacted legislation that provides that interest received on certain Minnesota municipal bonds issued on or after July 1, 1995 will be subject to Minnesota income taxation. The Governor of Minnesota must sign the legislation in order to make it law. No prediction can be made regarding whether the Governor will sign such legislation. Unitholders are advised to consult their own tax advisors regarding the tax consequences regarding this legislation.

In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

(1)The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

(2)Income on the Bonds which is exempt from the Minnesota Income Tax when received by a Unitholder of the Minnesota Trust and which would be exempt from the Minnesota Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Minnesota Trust and distributed to such Unitholder;

(3)To the extent that interest on the Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts and on corporations;

(4)Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

(5)Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

(6)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

(7)To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Minnesota Income Tax or the Minnesota alternative minimum tax imposed on individuals, estates and trusts. It should be noted that interest relating to Possession Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax.

We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

Missouri Trusts

The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

Currently, Missouri has a population of over 5 million people. Missouri's population has climbed steadily upward, averaging an increase of approximately 6% each decade. Population projections indicate by the year 2010, there will be about 5.5 million people in Missouri, a continuation of the steady, moderate growth which has been the trend. Farming plays a vital role in Missouri's economy. Cash receipts from sales of crops and livestock average $3.8 billion annually. These cash receipts come from a variety of agricultural commodities produced in the State. The largest portion of the State's agricultural income comes from the production of meat animals (36.6%). Oil crops account for 18.9%; feed crops 13.3%; dairy products 8.6%; poultry and eggs 11.2%; food grains 4.0%; miscellaneous crops 3.3%; cotton 3.4% and miscellaneous 0.7%.

According to data obtained by the Missouri Division of Employment Security, in 1993 over two million workers had nonagricultural jobs in Missouri. Nearly 27% of these workers were employed in services, approximately 24% were employed in wholesale and retail trade, and 17% were employed in manufacturing. In the last ten years, Missouri has experienced a significant increase in employment in the service sector and in wholesale and retail trade. In 1993, per capita personal income in Missouri was $19,463, a 2.6% increase over the 1992 figure of $18,970. For the United States as a whole, per capita income in 1993 was $20,817, a 3.6% increase over the 1992 per capita income of $20,105.

The total value of Missouri's annual mineral production in 1992 exceeded $1.1 billion. The State ranked first nationally in the production of lime and lead. It ranked second in production of crude iron oxide pigments; third in barite, fire clay and iron pigments; fourth in zinc; fifth in portland cement; sixth in copper and eighth in sliver. Mining employment totaled 4,700 jobs. Missouri ranks 11th in the nation in the production of non-fuel minerals.

Although the June 1993 revenue estimate had been revised downward by $27.5 million, the State budget for Fiscal Year 1993 remained balanced due primarily to delayed spending for desegregation capital projects. The downward revision in revenues was considered necessary because of weak economic performance, and more importantly an economic outlook for the second half of Fiscal Year 1993 which projected slower growth than was anticipated in June 1992.

For Fiscal Year 1994, the majority of revenues for the State of Missouri were obtained from individual income taxes (53.1%), sales and use taxes (30.0%), corporate income taxes (5.9%) and county foreign insurance taxes (3.0%). Major expenditures for Fiscal Year 1994 included elementary and secondary education (30.6%), human services (25.4%), higher education (14.8%), desegregation (8.9%), corrections and public safety (5.1%) and judiciary and general assembly (2.7%).

The Fiscal Year 1994 budget balanced resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from continued withholdings and delayed spending for desegregation capital projects. The total general revenue operating budget for Fiscal Year 1994 exclusive of desegregation is $3,844.6 million. The court-ordered desegregation estimate in $377.7 million, an increase of $30.7 million over the revised Fiscal Year 1993 estimate.

For Fiscal Year 1995 revenues are projected at $5,225.5 million. This does not include $64 million in transfers or a carryover balance of approximately $274.6 million. Expenditures are projected at $5,270.8 million, including $58 million reserved for supplemental appropriations for Fiscal Year 1995.

Legislation enacted in 1989 required any surplus resulting from revenues raised net of refunds and revenues lost to be deposited in the Budget Stabilization (Rainy Day) Fund. The fund was used to pay general revenue costs associated with the floods of 1993 and will be replenished (subject to appropriation) to the pre-flood level of $28.4 million.

Legislation enacted in 1983 and a Constitutional Amendment passed in 1986 created a Cash Operating Reserve Fund to meet cash flow requirements of the State. A total of $130 million in general revenue was transferred to the Fund in Fiscal Year 1985 beginning balance was $202.2 million.

According to the United States Bureau of Labor Statistics, the 1993 unemployment rate in Missouri was 6.4% and the 1994 rate was 4.9%. Although not strictly comparable, the preliminary seasonally adjusted rate for July of 1995 was 5.0%.

Currently, Moody's Investors Service rates Missouri general obligation bonds "Aaa" and Standard & Poor's rates Missouri general obligation bonds
"AAA" Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Missouri Trust, Special Counsel for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State" or counties, municipalities, authorities or political subdivisions thereof (the "
Missouri Bonds" or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds" (collectively, the "Bonds".

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Missouri Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri state income tax". The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

In the opinion of Chapman and Cutler, counsel to the Sponsor under existing law:

(1)The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri state income tax purposes.

(2)Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri state income tax if received directly by a Unitholder will be exempt from the Missouri state income tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

(3)Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri state income tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

(4)Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri state income tax to the same extent as such interest would have been paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

(5)The Missouri state income tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

(6)The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Nebraska Trusts

Unemployment. The Nebraska unemployment rate has been among the lowest in the nation in recent years. The annual average Nebraska unemployment rates during the last several years have been 2.2 percent in 1990, 2.8 percent in 1991, 3.0 percent in 1992, 2.6 percent in 1993 and 2.8 percent (preliminary) in 1994; compared to 5.5 percent, 6.7 percent, 7.4 percent, 6.8 percent and 6.1 percent overall in the United States.

Job Growth. Growth in non-farm payroll employment in Nebraska has generally been positive in recent months and years. From November 1993 to November 1994, preliminary U.S. Department of Labor data suggest non-farm payroll employment increased by approximately 27,600 in Nebraska, or by 3.6 percent. Thirty percent of that estimated job growth was in the service sector.

In 1990, the average number of Nebraska non-farm payroll jobs was 730,100. That number increased 1.2 percent to 739,200 in 1991; another 1.5 percent to 750,000 in 1992; and another 1.7 percent to 762,700 in 1993. Over the same period, U.S. non-agricultural employment decreased 1.1 percent in 1991; increased 0.3 percent in 1992 and increased 1.8 percent in 1993.

Manufacturing Job Growth. Manufacturing jobs have grown in Nebraska in recent years, while generally declining nationally. Nebraska manufacturing jobs totaled an estimated 108,300 in November 1994, or 3.6 percent more than a year earlier.

The number of manufacturing jobs in Nebraska averaged 97,800 in 1990; then increased to 99,600 in 1991 (1.8 percent); increased to 100,700 in 1992 (1.1 percent) and increased to 102,900 in 1993 (2.2 percent). Overall in the United States, the number of manufacturing jobs declined 3.5 percent in 1991; fell
1.6 percent in 1992 and decreased 0.6 percent in 1993.

Income. Nebraska's per capita income has historically been below the average of the United States, although the gap has closed in recent years. In 1989, Nebraska per capita income was 90.7 percent of the national average; in 1993, it was 95.1 percent.

Per capita personal income in the state grew from $17,379 in 1990 to $18,047 in 1991, a 3.8 percent increase; to $19,228 in 1992, a 6.5 percent increase; and to $19,757 in 1993, a 2.8 percent increase. From 1992 to 1993, national per capita income grew from #20,131 to #20,781, a 3.2 percent increase. Total personal income in Nebraska increased 3.2 percent in 1993, or from $30,775,000,000 in 1992 to $31,754,000,000 in 1993. That was below the national growth rate of 4.4 percent.

Cost of Living. The cost of living in Nebraska is generally below the national average. Where the national average is 100.0, the five Nebraska communities surveyed average a composite 92.2 rating in the third quarter of 1994. In individual cost of living sectors, Nebraska scored well below the national average in the indices for housing, utilities, health care and miscellaneous goods and services. Three of the five Nebraska communities in the survey, including Omaha and Lincoln, were above the national average in transportation costs; one of the state's three non-metropolitan cities in the survey was above the national average for grocery items.

Population. With Nebraska's economic gains in recent years have come population increases through positive net migration. Reversing a long period of net out-migration from 1974 to 1990, an estimated 2,300 more people moved to Nebraska than left from 1990 to 1991. Net in-migration ceased in 1992, but a natural increase (births exceeding deaths) helped boost the state's total population from the 1,578,417 recorded in the 1990 Census to an estimated 1,622,858 in 1994.

Economic Future. The Bureau of Business Research of the University of Nebraska-Lincoln estimates that annual average non-farm employment in the state will grow 1.5 percent in 1994; 1.5 percent in 1995 and 1.3 percent in 1996. Personal income is expected to grow 4.1 percent in 1994 and 5.3 percent in 1995 and 1996. Consequently, taxable retail sales are expected to grow an estimated 4.1 percent in 1994; 6.4 percent in 1995 and 4.9 percent in 1996.

For Fiscal Year 1996, the beginning balance of Nebraska's General Fund is forecast to be $114.4 million, with a deficit of 5.0 million for a total of $109.4 million. Total estimated net receipts for Fiscal Year 1996 is $1,792.0 million. Appropriations total $1,794.9 million, a 4.7 percent increase over Fiscal Year 1995, which includes appropriations for aid to individual and local governments, state operations and higher education, salary increases and capital construction. The ending balance for Fiscal Year 1996 is expected to be $106.5 million, with a cash reserve of $33.3 million. The following programs received major increases in state aid; Medicaid, education, state retirement system, salary increases for state employees, capital construction projects and juvenile services. Over half of the increased spending for Fiscal Year 1996 is a result of increases to Medicaid and education.

A major component in the budget is maximizing of federal funds going to the Department of Social Services and Public Institutions ($23.2 million in Fiscal Year 1996). This is being done through a revenue enhancement project in which programs currently funded with general funds are eligible for federal reimbursement with proper classification and documentation.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Nebraska Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the bonds or the ability of the respective issuers of the Bonds acquired by the Nebraska Trust to pay interest on or principal of the bonds.

The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State" or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds" or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds" (collectively, the "Bonds".

     Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax" (the "Nebraska AMT Bonds".
However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by Section 77-2714 et. seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax" and the Nebraska Minimum Tax imposed by
Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska
Minimum Tax", and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

     In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

(1)The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

(2)Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

(3)Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

(4)To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

(5)Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

(6)The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

(7)In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

New Jersey Trusts

As described above, the New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State" and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1993 the State ranked second among states in per capita personal income ($26,967).

The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.1% in November 1995, which is higher than the national average of 5.6% in November 1995. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1993, there was a total authorized bond indebtedness of approximately $8.98 billion, of which $3.6 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.38 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness was $103.5 million for fiscal year 1994.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million. It is estimated that New Jersey closed its fiscal year 1993 with a surplus of $937.4 million.

In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995 further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% for most taxpayers within three years.

On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for Fiscal Year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues.

Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following:
the formula relating to State aid to public schools, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonably low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, taxes paid into the Spill Compensation Fund (a fund established to provide money for use by the State to remediate hazardous waste sites and to compensate other persons for damages incurred as a result of hazardous waste discharge) based on Federal preemption, various provisions, and the constitutionality of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children, the Commissioner of Health's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

Debt Ratings. For many years, both Moody's Investors Service, Inc. and Standard and Poor's Corporation rated New Jersey general obligation bonds "Aaa" and "AAA" , respectively. On July 3, 1991, however,
Standard and Poor's Corporation downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget was required to be closed before the new budget year began on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "
AA+" rating at the same time.

On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist. On August 5, 1994, Moody's reaffirmed its "
Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenue and a dependence on pension-related savings to achieve budgetary balance.

At the time of the closing for each New Jersey Trust, Special Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

In the opinion of Pitney, Hardin, Kipp & Szuch, special counsel to the Fund for New Jersey tax matters, under existing law:

(1)The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

(2)With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

(3)A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

(4)Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

(5)If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

New York Trusts

A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and
(c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

The Portfolio of the New York Trust includes obligations issued by New York State (the "State", by its various public bodies (the "
Agencies", and/or by other entities located within the State, including the City of New York (the "City".

Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. For calendar year 1993, the economy is expected to grow faster than 1992, but still at a very moderate rate, as compared to other recoveries. The national recession has been more severe in the State because of factors such as a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.

1993-94 Fiscal Year. On April 5, 1993, the State Legislature approved a $32.08 billion budget. Following enactment of the budget the 1993-94 State Financial Plan was formulated on April 16, 1993. This Plan projects General Fund receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion. In comparison to the Governor's recommended Executive Budget for the 1993-94 fiscal year, as revised on February 18, 1993, the 1993-94 State Financial Plan reflects increases in both receipts and disbursements in the General Fund of $811 million.

While a portion of the increased receipts was the result of a $487 million increase in the State's 1992-93 positive year-end margin at March 31, 1993 to $671 million, the balance of such increased receipts is based upon (i) a projected $269 million increase in receipts resulting from improved 1992-93 results and the expectation of an improving economy, (ii) projected additional payments of $200 million from the Federal government as reimbursements for indigent medical care, (iii) the early payment of $50 million of personal tax returns in 1992-93 which otherwise would have been paid in 1993-94; offset by
(iv) the State Legislature's failure to enact $195 million of additional revenue-raising recommendations proposed by the Governor. There can be no assurances that all of the projected receipts referred to above will be received.

Despite the $811 million increase in disbursements included in the 1993-94 State Financial Plan, a reduction in aid to some local government units can be expected. To offset a portion of such reductions, the 1993-94 State Financial Plan contains a package of mandate relief, cost containment and other proposals to reduce the costs of many programs for which local governments provide funding. There can be no assurance, however, that localities that suffer cuts will not be adversely affected, leading to further requests for State financial assistance.

There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

1992-93 Fiscal Year. Before giving effect to a 1992-93 year-end deposit to the refund reserve account of $671 million, General Fund receipts in 1992-93 would have been $716 million higher than originally projected. This year-end deposit effectively reduced 1992-93 receipts by $671 million and made those receipts available for 1993-94.

The State's favorable performance primarily resulted from income tax collections that were $700 million higher than projected which reflected both stronger economic activity and tax-induced one-time acceleration of income into 1992. In other areas larger than projected business tax collections and unbudgeted receipts offset the loss of $200 million of anticipated Federal reimbursement and losses of, or shortfalls in, other projected revenue sources.

For 1992-93, disbursements and transfers to other funds (including the deposit to the refund reserve account discussed above) totalled $30.829 billion, an increase of $45 million above projections in April 1992.

Fiscal year 1992-93 was the first time in four years that the State did not incur a cash-basis operating deficit in the General Fund requiring the issuance of deficit notes or other bonds, spending cuts or other revenue raising measures.

Indebtedness. As of March 31, 1993, the total amount of long-term State general obligation debt authorized but unissued stood at $2.4 billion. As of the same date, the State had approximately $5.4 billion in general obligation bonds. The State issued $850 million in tax and revenue anticipation notes ("TRANS" on April 28, 1993. The State does not project the need to issue additional TRANS during the State's 1993-94 fiscal year.

The State projects that its borrowings for capital purposes during the State's 1993-94 fiscal year will consist of $460 million in general obligation bonds and $140 million in new commercial paper issuances. In addition, the State expects to issue $140 million in bonds for the purpose of redeeming outstanding bond anticipation notes. The Legislature has authorized the issuance of up to $85 million in certificates of participation during the State's 1993-94 fiscal year for personal and real property acquisitions during the State's 1993-94 fiscal year. The projection of the State regarding its borrowings for the 1993-94 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

In June 1990, legislation was enacted creating the "New York Local
Government Assistance Corporation" ("LGAC", a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. To date, LGAC has issued its bonds to provide net proceeds of $3.28 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of $703 million during the State's 1993-94 fiscal year.

Ratings. The $850 million in TRANS issued by the State in April 1993 were rated SP-1-Plus by S&P on April 26, 1993, and MIG-1 by Moody's on April 23, 1993, which represents the highest ratings given by such agencies and the first time the State's TRANS have received these ratings since its May 1989 TRANS issuance. Both agencies cited the State's improved fiscal position as a significant factor in the upgrading of the April 1993 TRANS.

Moody's rating of the State's general obligation bonds stood at A on April 23, 1993, and S&P's rating stood at A- with a stable outlook on April 26, 1993, an improvement from S&P's negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

Moody's, in confirming its rating of the State's general obligation bonds, and S&P, in improving its outlook on such bonds from negative to stable, noted the State's improved fiscal condition and reasonable revenue assumptions contained in the 1993-94 State budget.

The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board" to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the " Covered Organizations".

In February 1975, the New York State Urban Development Corporation ("
UDC", which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board" to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations").

Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The City projects, and its current four-year financial plan assumes, a recovery early in the 1993 calendar year. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that the recession of the City's economy will be more severe and last longer than is assumed in the financial plan.

Fiscal Year 1993 and 1993-1996 Financial Plan. The City's 1993 fiscal year results are projected to be balanced in accordance with generally accepted accounting principles ("GAAP". The City was required to close substantial budget gaps in its 1990, 1991 and 1992 fiscal years in order to maintain balanced operating results.

The City's modified Financial Plan dated February 9, 1993 covering fiscal years 1993-1996 projects budget gaps for 1994 through 1996. The Office of the State Deputy Controller for the City of New York has estimated that under the modified Financial Plan budget gaps will be $102 million for fiscal year 1994, $196 million for fiscal year 1995 and $354 million for fiscal year 1996, primarily due to anticipated higher spending on labor costs.

However, the City's modified Plan is dependent upon a gap-closing program, certain elements of which the staff of Control Board identified on March 25, 1993 to be at risk due to projected levels of State and Federal aid and revenue and expenditures estimates which may not be achievable. The Control Board indicated that the City's modified Financial Plan does not make progress towards establishing a balanced budget process. The Control Board's report identified budget gap risks of $1.0 billion, $1.9 billion, $2.3 billion and $2.6 billion in fiscal years 1994 through 1997, respectively.

On June 3, 1993, the Mayor announced that State and federal aid for Fiscal Year 1993-1994 would be $280 million less than projected and that in order to balance the City's budget $176 million of previously announced contingent budget cuts would be imposed. The Mayor indicated that further savings would entail serious reductions in services. The State Comptroller on June 14, 1993 criticized efforts by the Mayor and City Council to balance the City's budget which rely primarily on one-shot revenues. The Comptroller added that the City's budget should be based on "recurring revenues that fund recurring expenditures." Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. As a result of the national and regional economic recession, the State's projections of tax revenues for its 1991 and 1992 fiscal years were substantially reduced. For its 1993 fiscal year, the State, before taking any remedial action reflected in the State budget enacted by the State Legislature on April 2, 1992 reported a potential budget deficit of $4.8 billion. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1993 fiscal year or subsequent years, such developments could also result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

The City's projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1994 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in the past two years.

Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1993 through 1996 contemplates issuance of $15.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

The City Comptroller, the staff of the Control Board, the Office of the State Deputy Comptroller for the City of New York (the "OSDC" and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board and other agencies have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Fiscal Years 1990, 1991 and 1992. The City achieved balanced operating results as reported in accordance with GAAP for the 1992 fiscal year. During the 1990 and 1991 fiscal years, the City implemented various actions to offset a projected budget deficit of $3.2 billion for the 1991 fiscal year, which resulted from declines in City revenue sources and increased public assistance needs due to the recession. Such actions included $822 million of tax increases and substantial expenditure reductions.

The quarterly modification to the City's financial plan submitted to the Control Board on May 7, 1992 (the "1992 Modification" projected a balanced budget in accordance with GAAP for the 1992 fiscal year after taking into account a discretionary transfer of $455 million to the 1993 fiscal year as the result of a 1992 fiscal year surplus. In order to achieve a balanced budget for the 1992 fiscal year, during the 1991 fiscal year, the City proposed various actions for the 1992 fiscal year to close a projected gap of $3.3 billion in the 1992 fiscal year.

On November 19, 1992, the City submitted to the Control Board the Financial Plan for the 1993 through 1996 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 11, 1992 (the "June Financial Plan", and which relates to the City, the Board of Education ("BOE" and the City University of New York ("CUNY". The
1993-1996 Financial Plan projects revenues and expenditures of $29.9 billion each for the 1993 fiscal year balanced in accordance with GAAP.

During the 1992 fiscal year, the City proposed various actions to close a previously projected gap of approximately $1.2 billion for the 1993 fiscal year. The gap-closing actions for the 1993 fiscal year proposed during the 1992 fiscal year and outlined in the City's June Financial Plan included $489 million of discretionary transfers from the 1992 fiscal year. The 1993-1996 City Financial Plan includes additional gap-closing actions to offset an additional potential $81 million budget gap.

The 1993-1996 Financial Plan also sets forth projections and outlines a proposed gap-closing program for the 1994 through 1996 fiscal years to close projected budget gaps of $1.7 billion, $2.0 billion and $2.6 billion, respectively, in the 1994 through 1996 fiscal years. On February 9, 1993, the City issued a modification to the 1993-1996 Financial Plan (the "February Modification". The February Modification projects budget gaps for fiscal years 1994, 1995 and 1996 of $2.1 billion, $3.1 billion and $3.8 billion, respectively.

Various actions proposed in the 1993-1996 Financial Plan are subject to approval by the Governor and approval by the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. The State Legislature has in the past failed to approve certain proposals similar to those that the 1993-1996 Financial Plan assumes will be approved by the State Legislature during the 1993 fiscal year. If these actions cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

On March 9, 1993, OSDC issued a report on the February Modification. The report expressed concern that the budget gaps projected for fiscal years 1994 through 1996 are the largest the City has faced at this point in the financial planning cycle in at least a decade, and concluded that the February Modification represented a step backward in the City's efforts to bring recurring revenues into line with recurring expenditures.

The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1992, legal claims in excess of $341 billion were outstanding against the City for which the City estimated its potential future liability to be $2.3 billion.

As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-. On February 11, 1991, Moody's had lowered its rating from A.

On March 30, 1993, in confirming its Baa1 rating, Moody's noted that:

The financial plan for fiscal year 1994 and beyond shows an ongoing imbalance between the City's expenditures and revenues. The key indication of this structural imbalance is not necessarily the presence of sizable out-year budget gaps, but the recurring use of one-shot actions to close gaps. One-shots constitute a significant share of the proposed gap-closing program for fiscal year 1994, and they represent an even larger share of those measures which the City seems reasonably certain to attain. Several major elements of the program, including certain state actions, federal counter cyclical aid and part of the city's tax package, remain uncertain. However, the gap closing plan may be substantially altered when the executive budget is offered later this spring.

On March 30, 1993, S&P affirmed its A- rating with a negative outlook, stating that:

The City's key credit factors are marked by a high and growing debt burden, and taxation levels that are relatively high, but stable. The City's economy is broad-based and diverse, but currently is in prolonged recession, with slow growth prospects for the foreseeable future.

The rating outlook is negative, reflecting the continued fiscal pressure facing the City, driven by continued weakness in the local economy, rising spending pressures for education and labor costs of city employees, and increasing costs associated with rising debt for capital construction and repair.

The current financial plan for the City assumes substantial increases in aid from national and state governments. Maintenance of the current rating, and stabilization of the rating outlook, will depend on the City's success in realizing budgetary aid from these governments, or replacing those revenues with ongoing revenue-raising measures or spending reductions under the City's control. However, increased reliance on non-recurring budget balancing measures that would support current spending, but defer budgetary gaps to future years, would be viewed by S&P as detrimental to New York City's single-'A-' rating.

Previously, Moody's had raised its rating to A in May, 1988, to Baa1 in December, 1985, to Baa in November, 1983 and to Ba1 in November, 1981. S&P had raised its rating to A- in November, 1987, to BBB+ in July, 1985 and to BBB in March, 1981.

On May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2. On April 30, 1991 Moody's confirmed its MIG-2 rating for the outstanding revenue anticipation notes and for the $1.25 billion in notes then being sold. On April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

As of December 31, 1992, the City and MAC had, respectively, $20.3 billion and $4.7 billion of outstanding net long-term indebtedness.

Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called " moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of September 30, 1992, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $62.2 billion of outstanding debt, including refunding bonds, of which the State was obligated under lease-purchase, contractual obligation or moral obligation provisions on $25.3 billion.

The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

The U.S. Supreme Court on March 30, 1993 referred to a Special Master for determination of damages in an action by the State of Delaware to recover certain unclaimed dividends, interest and other distributions made by issuers of securities held by New York based-brokers incorporated in Delaware. (State of Delaware v. State of New York.) The State had taken such unclaimed property under its Abandoned Property Law. The State expects that it may pay a significant amount in damages during fiscal year 1993-94 but it has indicated that it has sufficient funds on hand to pay any such award, including funds held in contingency reserves. The State's 1993-94 Financial Plan includes the establishment of a $100 million contingency reserve fund which would be available to fund such an award which some reports have estimated at $100-$800 million.

In Schulz v. State of New York, commenced May 24, 1993 ("Schulz 1993"
), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority. On May 24, 1993, the Supreme Court, Albany County, temporarily enjoined the State from implementing those bonding programs. In previous actions Mr. Schulz and others have challenged on similar grounds bonding programs for the New York State Urban Development Corporation and the New York Local Government Assistance Corporation. While there have been no decisions on the merits in such previous actions, by an opinion dated May 11, 1993, the New York Court of Appeals held in a proceeding commenced on April 29, 1991 in the Supreme Court, Albany County (Schulz v. State of New York), that petitioners had standing as voters under the State Constitution to bring such action.

Petitioners in Schulz 1993 have asserted that issuance of bonds by the two Authorities is subject to approval by statewide referendum. At this time there can be no forecast of the likelihood of success on the merits by the petitioners, but a decision upholding this constitutional challenge could restrict and limit the ability of the State and its instrumentalities to borrow funds in the future. The State has not indicated that the temporary injunction issued by the Supreme Court in this action will have any immediate impact on its financial condition or interfere with projects requiring immediate action.

Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Both the Revised 1992-1993 State Financial Plan and the recommended 1993-94 State Financial Plan includes a significant reduction in State aid to localities in such programs as revenue sharing and aid to education from projected base-line growth in such programs. It is expected that such reductions will result in the need for localities to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1993-94 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers" resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board" by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all localities in the State was approximately $31.6 billion, of which $16.8 billion was debt of New York City (excluding $6.7 billion in MAC debt). State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1991. In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, ten local government units have been authorized to issue deficit financing in the aggregate amount of $131.1 million.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

In the opinion of Tanner Propp LLP, special counsel to the Fund for New York tax matters, under existing New York law:

The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

North Carolina Trust

See "Portfolio" for a list of the Bonds included in the North Carolina
Trust. The portions of the following discussion regarding the financial condition of the State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Those portions and the sections which follow regarding the economy of the State are included for the purpose of providing information about general economic conditions that may or may not affect issuers of the North Carolina Bonds. None of the information is relevant to Bonds issued by territories or possessions of the United States that may be included in the portfolio of the North Carolina Trust.

General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina.

Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The State's fiscal year runs from July 1st through June 30th.

In 1990 and 1991, the State had difficulty meeting its budget projections. The General Assembly responded by enacting a number of new taxes and fees to generate additional revenue and reduce allowable departmental operating expenditures and continuation funding. The spending reductions were based on recommendations from the Governor, the Government Performance Audit Committee and selected reductions identified by the General Assembly.

The State, like the nation, has experienced economic recovery since 1991. In the opinion of the State Controller, the growth in the economy and the legislative actions taken in 1991 had a positive effect on the State's revenue collections over the past several years. The State had a budget surplus of approximately $865 million at the end of fiscal 1993-94. After review of the 1994-95 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives for economic development, education, human services and environmental programs. (The cutback in funding for infrastructure and social development projects had been cited by agencies rating State obligations, following the 1991 reductions, as cause for concern about the long-term consequences of those reductions on the economy of the State and the State's fiscal prospects.)

Because of growth in State tax and fee revenues, the General Fund balance at the end of the 1994-95 fiscal year was reported at approximately $300 million.

The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors including State and national economic conditions, international activity and federal government policies and legislation. The Congress of the United States is considering a number of matters affecting the federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In April 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the tax levied on various forms of intangible personal property. The intangibles tax revenues receivable by counties and municipalities will no longer be received. Instead, the legislature has provided for specific appropriations to counties and municipalities.

It is unclear what effect these developments at the State level may have on the value of the Bonds in the North Carolina Trust.

Litigation. Litigation against the State includes the following.

Leandro, et al. v. State of North Carolina and State Board of Education -- In May, 1994 students and boards of education in five counties in the State filed suit in state court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law, and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The defendants in such suit have filed a motion to dismiss, which was denied. After trial at the Superior Court level, the plaintiff petitioned the North Carolina Supreme Court for discretionary review prior to a determination by the Court of Appeals; this motion was denied. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position, but no significant financial impact is expected to result from the ultimate resolution of this case, even if adverse to the State.

Francisco Case -- In August, 1994 a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position, but no significant financial impact is expected to result from the ultimate resolution of this case, even if adverse to the State.

Faulkenbury v. Teachers' and State Employees' Retirement System; Peele v. Teachers' and State Employees' Retirement System; Woodard v. Local Governmental Employees' Retirement System -- Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to class members would probably amount to $50 million or more in Faulkenbury, $50 million or more in Peele, and $15 million or more in Woodward, all ultimately payable, at least initially, from the state retirement systems funds.

Upon review in Faulkenbury, the North Carolina Court of Appeals and Supreme Court have held that claims made in Faulkenbury substantially similar to those in Peele and Woodward -- for breach of fiduciary duty and violation of federal constitutional rights brought under the federal Civil Rights Act -- either do not state a cause of action or are barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims, along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining state court claims in all cases are yet to be heard. The federal court actions have been stayed pending the trial in state court. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

Fulton Corporation v. Justus, Secretary of Revenue --The State's intangible personal property tax levied on certain shares of stock (repealed as of the tax year beginning January 1, 1995) has been challenged by the plaintiff on grounds that it violates the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff, a North Carolina corporation, paid the intangibles tax on stock it owns in other corporations. The plaintiff seeks to invalidate the tax in its entirety and to recover the intangibles taxes it paid for the 1990 tax year.

The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax is valid and constitutional. The plaintiff's petition for review by the U.S. Supreme Court was granted; after argument, a decision is expected in 1996. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

Other Tax Cases: In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

The Swanson Cases -- Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimated refunds and interest liability of $280.89 million as of June 30, 1994.

The North Carolina Supreme Court ultimately held in favor of the State in the case brought in State court, and the United States Supreme Court denied the plaintiffs' request for review of that decision, thereby concluding the State litigation. Plaintiffs also were unsuccessful in the federal court action. The federal retirees continue to seek relief through State legislation.

Patton v. State -- In connection with the legislature's repeal of the tax exemption for state retirees in 1989, certain adjustments were adopted that reduced the state retirees' tax burden. In May 1995, federal retirees filed a lawsuit in State court for tax refunds for the years 1989 through 1994 alleging that these adjustments also constitute unlawful discrimination against federal retirees. The amount of the claim has not been set forth. This case is still pending in superior court.

The Bailey Cases -- State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review.

In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt, and violation of several state constitutional provisions. Although the Superior Court ruled largely in the plaintiff's favor, appeals are expected from both sides. Additional suits have been filed to recover taxes subsequently paid. The North Carolina Attorney General's Office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1992. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

General. The population of the State has increased 13% from 1980, from 5,880,095 to 6,657,106 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of June 30, 1995 is 7,165,298. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only five municipalities with populations in excess of 100,000.

The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1994, the State labor force grew about 26% (from 2,855,200 to 3,609,000). Per capita income during the period 1980 to 1993 grew from $7,999 to $18,702, an increase of 133.8%.

The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of November 1994, the State was reported to rank ninth among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June of 1990, but have demonstrated an upward trend since 1991. The following table reflects the fluctuations in certain key employment categories.


Category (All Seasonally Adjusted)                                 June 1991    June 1992    June 1993    June 1994    June 1995
Civilian Labor Force                                               3,228,000    3,495,000    3,504,000    3,560,000    3,578,000
Nonagricultural Employment                                         3,059,000    3,135,000    3,203,400    3,358,000    3,419,100
Goods Producing Occupations (mining, construction and
  manufacturing)                                                     973,600      980,800      993,600    1,021,500    1,036,700
Service Occupations                                                2,085,400    2,154,200    2,209,800    2,337,200    2,382,400
Wholesale/Retail Occupations                                         704,100      715,100      723,200      749,000      776,900
Government Employees                                                 496,700      513,400      515,400      554,600      555,300
Miscellaneous Services                                               596,300      638,300      676,900      731,900      742,200
Agricultural Employment                                               88,700      102,800       88,400       53,000       53,000


The seasonally adjusted unemployment rate in October 1995 was estimated to be 3.9% of the labor force, as compared with 5.5% nationwide.

 As of 1994, the State was ninth in the nation in gross agricultural income of which nearly the entire amount (approximately $5.5 billion) was from commodities. According to the State Commissioner of Agriculture, in 1994, the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes; second in hog production, trout and the production of cucumbers for pickles; fourth in commercial broilers, blueberries and strawberries; fifth in burley tobacco and sixth in peaches.

The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

Tobacco production, which had been the leading source of agricultural income in the State, declined in 1994, based on preliminary figures. For 1994, commercial broiler production and pork production surpassed tobacco among sources of agricultural income, providing 30% and 15.5%, respectively, of gross agricultural income compared to 14.8% for tobacco. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally.

The number of farms has been decreasing; in 1995 there were approximately 58,000 farms in the State, down from approximately 72,000 in 1987 (a decrease of about 19% in eight years). However, a strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agriculture industry, including food, fiber and forest products, contributes over $42 billion annually to the State's economy.

The State Department of Commerce, Travel and Tourism Division reports that in 1993 more than $8 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers, and that approximately 250,000 people were employed in tourism-related jobs.

Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in January 1994.

Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

At the time of the closing for each North Carolina Trust, Special Counsel to each North Carolina Trust for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that.

In the opinion of Hunton & Williams, special counsel to the Fund for North Carolina tax matters, under existing North Carolina law:

Upon the establishing of the North Carolina Quality Trust and the Units thereunder:

The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholders.

Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Quality Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Quality Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Quality Trust.

The opinion of Hunton & Williams is based, in part, on the opinion of Chapman and Cutler regarding Federal tax status.

Ohio Trusts

As described above, the Ohio will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations". The Ohio is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio or other parties. Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY" or fiscal biennium in a deficit position. Most
State operations are financed through the General Revenue Fund ("GRF"
), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF" , a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-1993, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-1995 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a January 4, 1996 balance of over $828 million).

The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge to taxes or excises to its payment. At January 4, 1996, $898 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($685.4 million outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

The Electors approved in the November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of general obligation debt for a variety of purposes with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceeding fiscal year's GRF expenditures.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding at January 4, 1996.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 117 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation". Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

At the time of the closing for each Ohio Trust, Special Council to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:

Commencing in 1985, Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

In the opinion of Squire, Sanders & Dempsey, special counsel to the Fund for Ohio tax matters, under existing law:

The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

Distributions with respect to Units of the Ohio Trust ("Distributions"
) will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations", or by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations" held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

Oregon Trusts

Oregon's economy continued to expand through the first half of 1994, though signs of slowing were clearly evident. The latest data on employment (second quarter 1994) and personal income (first quarter 1994) show growth rate decreases compared to the previous quarter. Construction and high technology manufacturing continued to expand rapidly in the second quarter of 1994; but the rest of the State economy was essentially flat. On a seasonally adjusted basis, activity in the timber industry dropped off during the Spring of 1994 after a two-quarter spurt.

According to the Oregon Employment Department, Oregon's overall employment continued its steady increase. The seasonally adjusted unemployment rate for April 1994 was 2.5 percent above the same month in 1993, although there was a slight and probably temporary decline from March 1994 to April 1994. Oregon's seasonally adjusted unemployment rate measured 5.8 percent in May 1994, a decline of one tenth of a percentage point from the April rate. Comparatively, the national seasonally adjusted unemployment rate fell four tenths of a point to 6.0 percent in May 1994. While the gap between the Oregon and national unemployment rated narrowed in May, Oregon remained below the national level for two consecutive months.

High lumber prices temporarily increased employment in early 1994 in the lumber and wood products sector, and it is expected that the long-term employment decline in this industry will return during the latter part of 1994. The State's numerous smaller manufacturing operations continued to grow; and in general the non-manufacturing sector did not show its usual strength. Although the construction sector has remained flat at around 58,000 jobs in 1994, employment is ten percent above 1993 levels. The finance, insurance and real estate sector experienced a 6.6 percent increase in 1994 as compared to 1993 and along with the construction sector, its growth was fueled by the combination of low interest rates and strong in-migration. Restrictions on the growth of property taxes has prevented the state and local government sector from growing. The services sector in 1994 was somewhat weak, with April's figure the same as the December 1993 figures.

Oregon's high technology manufacturing and construction sectors provided sufficient momentum to fuel healthy job and income growth through the end of 1994. At that point, higher interest rates and slowing national conditions are expected to weaken these key sectors and moderate the State's overall growth rate. Nonetheless, a recovering Japanese economy (one of Oregon's leading foreign trading partners) and continued population growth should provide enough impetus to keep jobs and inflation-adjusted income in the State growing through 1995.

Semiconductor operations are likely to continue expanding in Oregon through the next two years. This is expected to boost employment in the electronics industry by 11.6 percent in 1994 and 7.6 percent in 1995. Between the end of 1995 and the end of 1991, jobs in the industry are projected to have increased by 6,600 or 37 percent. Jobs in the non-electrical machinery industry, which includes office equipment, are expected to grow 7.7 percent in 1994 and 3.2 percent in 1995. High technology manufacturing jobs are projected to account for 25 percent of Oregon's manufacturing employment in 1995 compared to 21.9 percent in 1985.

The State's construction sector is expected to record one more quarter of rapid employment growth (fourth quarter 1994) before higher interest rates begin to constrain activity. Construction employment was forecasted to rise 11 percent for 1994 as a whole before slowing to 5.1 percent in 1995. Housing starts are projected to total 20,900 in 1994, a gain of 10 percent over 1993 but turn flat in 1995. Commercial and industrial projects are expected to make up an increasingly larger share of construction activity through 1996. The completion of large infrastructure projects, expansion of high technology manufacturing capacity, and falling vacancy rates for commercial real estate all suggest that non-residential construction activity will be robust in the short-term.

Property values have continued to increase. The Oregon Department of Revenue reports that overall property values grew by ten percent in 1993. Residential property values increased 14 percent which includes improvements made to property during 1993. Many homeowners continue to see little or no decrease in property taxes as value increases offset declining tax rates.

The General Fund revenue forecast is $6,333.2 million for the 1993-95 biennium. The forecast has been increased $88.2 from the December 1993 estimate and $127.7 million from the previous estimate as of the close of the 1993 Legislative Session. The major changes in the current forecast are as follows: a $51.7 million increase in personal income taxes, a $36.5 million increase in corporate income taxes, a $6.1 million decrease in liquor apportionment revenue and a $5.0 million increase in gift and inheritance tax revenue.

General Fund revenue is expected to reach $6,907.7 million for the 1995-97 biennium. Combining the revenue estimate with the projected $330.9 million ending balance for the 1993-95 biennium results in an estimated $7,238.6 million in available General Fund resources for the 1995-97 budget period. The June 1994 resource estimate is $14 million or 2.0 percent more than the March 1994 forecast.

According to the June 1994 forecast of the Oregon Office of Economic Analysis, Oregon's economy is expected to continue expanding through 1995 though the rate of growth is likely to moderate as credit sensitive sectors feel the impact of higher interest rates. As the State's durable goods, manufacturing and construction sectors soften, migration from other states can be expected to continue generating jobs in services and trade. Oregon's income and job growth are expected to remain above the national average in 1995.

Migration from other states, particularly California, is expected to greatly influence the State's economy. Oregon's population was expected to have grown by 63,000 in 1994, with two-thirds of the gain coming from net in-migration. Growth is expected to slow to 58,000 in 1995 as the California economy slowly rebounds. According to the Western Blue Chip consensus forecast, jobs in California were expected to the decline a further 0.6 percent in 1994 before turning around and increasing 1.0 percent in 1995. The rebound in California should slow Oregon population growth but will increase demand for Oregon products.

The recent increase in the lumber and wood products industry is not expected to continue. Lumber prices peaked in December of 1993 and have generally fallen through April of 1994. More importantly, supply is limited even if there is release of federal timber following implementation of the new federal forest plan. The timber harvest is expected to fall from 5.5 billion board feet (BBF) in 1993 to 5.3 BBF in 1994 and 5.0 BBF in 1995. Employment was expected to rise marginally in both the second and third quarters before starting a steady decline at the end of 1994. For 1994 as a whole, employment in lumber and wood products is expected to increase 4.6 percent then decline
5.8 percent in 1995.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oregon Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oregon Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State" or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds" or by the Commonwealth of Puerto Rico, Guam and the United States Virgin islands (the "Possession Bonds" (collectively, the "Bonds". Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax".

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax. Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies.

Pennsylvania Trusts

Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

Non-agricultural employment in the Commonwealth declined by 5.1 percent during the recessionary period from 1980 to 1983. In 1984, the declining trend was reversed as employment grew by 2.9 percent over 1983 levels. From 1983 to 1990, Commonwealth employment continued to grow each year, increasing an additional 14.3 percent. For the three years ended 1993, unemployment in the Commonwealth declined 1.2 percent.

Back to back recessions in the early 1980s reduced the manufacturing sector's employment levels moderately during 1980 and 1981, sharply during 1982, and even further in 1983. Non-manufacturing employment has increased steadily since 1980 to its 1993 level of 81.6 percent of total Commonwealth employment. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 18.4 percent of 1993 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1993 the services sector accounted for 29.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8 percent to 4.5 percent, falling below the national rate in 1986 for the first time in over a decade. Pennsylvania's annual average unemployment rate remained below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of March 1995, the seasonally adjusted unemployment rate for the Commonwealth was 6.0 percent compared to 5.5 percent for the United States.

The five year period from fiscal 1990 through fiscal 1994 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1989 through fiscal 1993, public health and welfare costs rose by an average annual rate of 9.4 percent while tax revenues were growing at an average annual rate of 5.8 percent. Consequently, spending on other budget programs was restrained to a growth rate below 4.7 percent and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.

Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993. Fiscal 1994 revenues increased
4.1 percent, but a decline in other revenues caused by the end of medical assistance pooled financing in fiscal 1993 held total revenues to a 1.8 percent gain. Expenditures for fiscal 1994 rose by 4.3 percent.

It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (" GAAP". The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

Fiscal 1992 Financial Results. GAAP Basis: During fiscal 1992 the General Fund reported a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991 and by controlling expenditures through numerous cost reduction measures implemented throughout the fiscal year. As a result of the fiscal 1992 operating surplus, the fund balance increased to $87.5 million and the unreserved-undesignated deficit dropped to $138.6 million from its fiscal 1991 level of $1,146.2 million.

Budgetary Basis: Total revenues for the fiscal year were $14,516.8 million, a $2,654.5 million increase over cash revenues during fiscal 1991. Largely due to the tax revisions enacted for the budget, corporate tax receipts totalled $3,761.2 million, up from $2,656.3 million in fiscal 1991, sales tax receipts increased by $302 million to $4,499.7 million, and personal income tax receipts totalled $4,807.4 million, an increase of $1,443.8 million over receipts in fiscal 1991.

Spending increases in the fiscal 1992 budget were largely accounted for by increases for education, social services and corrections programs. Commonwealth funds for the support of public schools were increased by 9.8 percent to provide a $438 million increase to $4.9 billion for fiscal 1992. Child welfare appropriations supporting county operated child welfare programs were increased $67 million, more than 31.5 percent over fiscal 1991. Other social service areas such as medical and cash assistance also received significant funding increases as costs rose quickly as a result of the economic recession and high inflation rates of medical care costs. The costs of corrections programs, reflecting the marked increase in the prisoner population, increased by 12 percent. Economic development efforts, largely funded from bond proceeds in fiscal 1991, were continued with General Fund appropriations for fiscal 1992.

The budget included the use of several Medicaid pooled financing transactions. These pooling transactions replaced $135 million of Commonwealth funds, allowing total spending under the budget to increase by an equal amount.

Fiscal 1993 Financial Results. GAAP Basis: The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totalled $698.9 and the unreserved/undesignated balance totalled $64.4 million. The increase in the fund balance and a return to a positive unreserved-undesignated balance provided indication of a continuing recovery of the Commonwealth's financial condition.

Budgetary Basis: The 1993 fiscal year closed with revenues higher than anticipated and expenditures about as projected, resulting in an ending unappropriated balance surplus (prior to the ten percent transfer to the Tax Stabilization Reserve Fund) of $242.3 million, slightly higher than estimated. Cash revenues were $41.5 million above the budget estimate and totalled $14.633 billion representing less than a one percent increase over revenues for the 1992 fiscal year. A reduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low revenue growth in fiscal 1993.

Appropriations less lapses totalled $13.870 billion representing a 1.1 percent increase over expenditures during fiscal 1992. The low growth in spending is a consequence of a low rate of revenue growth, significant one-time expenses during fiscal 1992, increased tax refund reserves to cushion against adverse decisions on pending litigations, and the receipt of federal funds for expenditures previously paid out of Commonwealth funds.

By state statute, ten percent of the budgetary basis unappropriated surplus at the end of a fiscal year is to be transferred to the Tax Stabilization Reserve Fund. The transfer for the fiscal 1993 balance was $24.2 million. The remaining unappropriated surplus of $218.0 million was carried forward into the 1994 fiscal year.

Fiscal 1994 Financial Results. GAAP Basis: The fund balance increased $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The unreserved-undesignated balance increased by $14.8 million to $72.2 million. Revenues and other sources increased by 1.8 percent over the prior fiscal year while expenditures and other uses increased by 4.3 percent. Consequently, the operating surplus declined to $179.4 million for fiscal 1994 from $686.3 million for fiscal 1993.

Budgetary Basis: Commonwealth revenues during the fiscal year totalled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1 percent increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal 1994 were reduced substantially below the $530 million amount provided in fiscal 1993. The higher fiscal 1993 amount and the reduced fiscal 1994 amount occurred because reserves of approximately $160 million were added to fiscal 1993 tax refunds to cover potential payments if the Commonwealth lost litigation known as Philadelphia Suburban Corp v. Commonwealth. Those reserves were carried into fiscal 1994 until the litigation was decided in the Commonwealth's favor in December 1993 and $147.3 million of reserves for tax refunds were released.

Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totalled $14,934.4 million representing a 7.2 percent increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By state statute, ten percent ($33.6 million) of that surplus transferred to the Tax Stabilization Reserve Fund and the remaining balance was carried over into the fiscal 1995 fiscal year. The balance in the Tax Stabilization Reserve Fund as of March 31, 1995 was $65.3 million.

Fiscal 1995 Budget. The approved fiscal 1995 budget provided for $15,665.7 million of appropriations from Commonwealth funds, an increase of 4.0 percent over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a nine percent increase over the prior fiscal year. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

Several tax reductions were enacted with the fiscal 1995 budget. Low income working families will benefit from an increase to the dependent exemption to $3,000 from $1,500 for the first dependent and from $1,000 for all additional dependents. A reduction to the corporate net income tax rate from 12.25 percent to 9.99 percent to be phased in over a period of four years was enacted. A net operating loss provision has been added to the corporate net income tax and will be phased in over three years with an annual $500,000 cap on losses used to offset profits. Several other tax changes to the sales tax, the inheritance tax and the capital stock and franchise tax also were enacted. Estimated commonwealth revenue reductions from these tax cuts have been raised from $166.4 million to $173.4 million based on upward revised estimates of commonwealth revenues for the fiscal 1995 to 6.3 percent, excluding the effect of the fiscal 1995 tax reductions, and is largely due to actual and anticipated higher collections of the corporate net income tax, the sales and use tax and miscellaneous collections.

After a review of the fiscal 1994 budget in January 1995, $64.9 million of additional appropriation needs were identified for the fiscal year. Of this amount, the largest are for medical assistance ($21.8 million) and general assistance cash grants ($10.3 million). The balance of the additional appropriation needs are for other public welfare programs, educational subsidies and office relocation costs due to a fire. The supplemental appropriations requested are proposed to be funded from appropriation lapses estimated to total $172 million for the fiscal year.

With the revised estimates for revenues, appropriations and lapses for the 1994 fiscal year, an unappropriated balance prior to transfers to the Tax Stabilization Reserve Fund of $395.5 million is projected, an increase from the $335.8 million fiscal year 1993 ending balance (prior to transfers).

Fiscal 1996 Budget. The fiscal 1996 budget was approved by the Governor on June 30, 1995. The budget includes spending growth of 2.7%. It includes a reduction of the Corporate Net Income Tax from 10.99% to 9.99% retroactive to January 1, 1995. The budget includes a proportionate increase in funds for public safety and education and a proportionate decrease in funds for welfare.

Proposed Fiscal 1996 Budget. On February 6, 1996, Pennsylvania Governor Tom Ridge presented his proposed budget to the General Assembly for the fiscal year beginning July 1, 1996. Ridge's budget proposes that state spending be reduced from $16.22 billion to $16.19 billion, a $30 million cut. The proposed budget provides a $60 million tax cut to spur economic growth, including a new $30 million Job Creation Tax Credit, and the partial elimination of the sales tax on computer services. The General Assembly will proceed with its consideration of the fiscal 1997 budget.

All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.

Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The City of Philadelphia ("Philadelphia" is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992, placed the Cumulative General Fund balance deficit at $224.9.

Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA" to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 17, 1995 in which Philadelphia projects a balanced budget in each of the five years (fiscal years 1996 through 2000) covered by the plan.

In June 1992, PICA issued $474,555,000 of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia and to liquidate the cumulative General Fund balance deficit. PICA issued $643,430,000 in July 1993 and $178,675,000 in August 1993 of Special Tax Revenue Bonds to refund certain general obligation bonds of the City and to fund additional capital projects. In December 1994, PICA issued $122,020,000 of Special Tax Revenue Bonds to fund additional capital projects.

As of the date hereof, the ratings on the City's long-term obligations supported by payments from the City's General Fund are rated Baa by Moody's and BBB- by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds in the Pennsylvania Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Pennsylvania Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Pennsylvania Trust, Special Counsel to each Pennsylvania Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

In the opinion of Saul, Ewing, Remick & Saul, counsel to the Fund for Pennsylvania tax matters, under existing law:

Units evidencing fractional undivided interest in the Pennsylvania Trust, which are represented by obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision are not taxable under any of the personal property taxes presently in effect in Pennsylvania;

distributions of interest income to Unitholders that would not be taxable it received directly by a Pennsylvania resident are not subject to personal income tax under the Pennsylvania Tax Reform Code of 1971; nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals;

a Unitholder will have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph upon the redemption or sale of his Units. Units will be taxable under the Pennsylvania inheritance and estate taxes;

a Unitholder which is a corporation will have a taxable event under the Pennsylvania Corporate Net Income Tax when it redeems or sells its Units. Interest income distributed to Unitholders which are corporations is not subject to Pennsylvania Corporate Net Income Tax or Mutual Thrift Institutions Tax. However, banks, title insurance companies and trust companies may be required to take the value of the Units into account in determining the taxable value of their shares subject to the Shares Tax;

under Act No. 68 of December 3, 1993, gains derived by the Fund from the sale, exchange or other disposition of Bonds may be subject to Pennsylvania personal or corporate income taxes. Those gains which are distributed by the Fund to Unitholders who are individuals may be subject to Pennsylvania Personal Income Tax. For Unitholders which are corporations, the distributed gains may be subject to Corporate Net Income Tax or Mutual Thrift Institutions Tax. Gains which are not distributed by the Fund may nevertheless be taxable to Unitholders if derived by the Fund from the sale, exchange or other disposition of Bonds issued on or after February 1, 1994. Gains which are not distributed by the Fund will remain nontaxable to Unitholders if derived by the Fund from the sale, exchange or other disposition of Bonds issued prior to February 1, 1994;

any proceeds paid under insurance policies issued to the Trustee or obtained by the issuers of the Bonds with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Pennsylvania gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations; and

the Fund is not taxable as a corporation under Pennsylvania tax laws applicable to corporations.

On December 3, 1993, changes to Pennsylvania laws affecting taxation of income and gains from the sale of Commonwealth of Pennsylvania and local obligations were enacted. Among these changes was the repeal of the exemption from tax of gains realized upon the sale or other disposition of such obligations. The Pennsylvania Department of Revenue has issued proposed regulations concerning these changes. The opinions expressed above are based on our analysis of the law and proposed regulations but are subject to modification upon review of final regulations or other guidance that may be issued by the Department of Revenue or future court decisions.

In rendering its opinion, Saul, Ewing, Remick & Saul has not, for timing reasons, made an independent review of proceedings related to the issuance of the Bonds. It has relied on Van Kampen American Capital Distributors, Inc. for assurance that the Bonds have been issued by the Commonwealth of Pennsylvania or by or on behalf of municipalities or other governmental agencies within the Commonwealth.

South Carolina Trusts

Although all of the Bonds in the South Carolina Quality Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of South Carolina itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds. The information regarding the financial condition of the State is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in South Carolina.

South Carolina is primarily a manufacturing state. In 1994, nearly one-quarter of all jobs in the State were in the manufacturing industry, compared to fifteen percent nationally. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition. The economic base of the State has diversified as the trade and service sectors developed and with the added development of the durable goods manufacturing industries, South Carolina's economy now resembles more closely that of the United States.

Personal income in South Carolina grew five and four-tenths percent (5.4%) during the third quarter of 1994 compared to income growth of six and three-tenths percent (6.3%) nationwide. During all of 1993 personal income grew at an average annual rate of five and one-tenths percent (5.1%) in South Carolina. During the same period the nation's income grew four and four-tenths percent (4.4%) and personal income in the Southeast region grew five and seven-tenths percent (5.7%). Over the five year period 1988-1993 personal income in South Carolina rose at a compounded annual rate of six and three-tenths percent (6.3%), matching the annual income growth for the Southeast region, and outpacing the five and seven-tenths percent (5.7%) growth in the United States in the same period.

Through January, 1995, the State's economy has added 36,100 jobs compared to the same period in 1994, employment in the State increased two and four-tenths percent (2.4%) while the rate of employment growth in the United States was two and six-tenths percent (2.6%). Monthly unemployment rates in the State have equaled or been above comparable national rates during 1994. The unemployment rate for January, 1995, was the same as the nation's rate at five and seven-tenths percent (5.7%).

The State Constitution requires the General Assembly to provide a balanced budget and requires that if there be a deficit, such deficit shall be provided for in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. At the November 6, 1984 general election there was approved a constitutional amendment providing that annual increases in State appropriations may not exceed the average growth rate of the economy of the State and that the annual increase in the number of State employees may not exceed the average growth of population of the State. The State Constitution also establishes a General Reserve Fund to be maintained in an amount equal to 4% of General Fund revenue for the latest fiscal year. Despite the efforts of the State Budget and Control Board, deficits were experienced in each of the fiscal years ended June 30, 1981, June 30, 1982, June 30, 1985 and June 30, 1986. All deficits have been funded out of the General Reserve Fund. For the fiscal years ending June 30, 1983 and 1984, the State had cash surpluses. As of June 30, 1985 the balance in the General Reserve Fund was $89,100,000.

In 1993 the General Assembly provided that beginning with appropriations for fiscal year 1994-1995, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of seventy-five percent of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and the actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund revenue estimate for the upcoming fiscal year.

At its July, 1985 meeting the State Budget and Control Board, acting upon advice that a shortfall in General Fund revenues for the fiscal year ending June 30, 1985 might develop, froze all supplemental appropriations pending the final accounting of the General Fund for fiscal year 1985. On August 8, 1985, the Office of the Comptroller General advised the State Budget and Control Board that General Fund expenditures for the fiscal year ended June 30, 1985 did exceed General Fund revenues by $11,936,636. Obedient to the constitutional mandate that a casual deficit shall be provided for in the succeeding fiscal year, the State Budget and Control Board delayed certain hiring and capital improvements scheduled to be made in fiscal year 1986 in an amount sufficient to meet the fiscal year 1985 budget shortfall. In January of the fiscal year ended June 30, 1986 the State Budget and Control Board was advised of a possible shortfall of $46,346,968. The Board immediately reduced State agency appropriations by the amount of the anticipated shortfall. Notwithstanding this action, at the end of fiscal year 1986, it became apparent that a shortfall would result. In August of 1986, the State Budget and Control Board voted to fund the deficit by transferring $37,353,272 from the General Reserve Fund to the General Fund, bringing the balance in the General Reserve Fund to $51.8 million.

At the November 5, 1986 meeting of the Budget and Control Board, the Board of Economic Advisors advised that it had reduced its revenue estimate for the current fiscal year by $87,434,452. As required by the provisions of the Capital Expenditure Fund, the Board applied $27,714,661 budgeted for this fund to the anticipated shortfall. This action left a remaining shortfall of $59,719,791 which the Budget and Control Board funded by imposing a 2.6% cut in expenditures. In a February, 1987 meeting of the Board, a further cut in expenditures of 0.8% was ordered.

After net downward revisions of $122 million in estimated revenues during the year, the actual revenue collections exceeded the final estimate of $37 million, resulting in a surplus for the fiscal year ending June 30, 1987, of $20.5 million. The General Reserve Fund received $6.6 million during the year in accordance with the Appropriation Act, and $17 million of the year-end surplus was transferred to the General Reserve Fund, bringing the balance in the General Reserve Fund to $75.4 million at June 30, 1987.

On August 5, 1988, it was announced that for the fiscal year ending June 30, 1988, the Budgetary General Fund had a surplus of $107.5 million. The surplus resulted from a $117.3 million excess of revenues over expenditures. The State will use $52.6 million of the surplus to fund supplemental appropriations, $28.3 million to fund the Capital Reserve, and $20.5 million for an early buy-out of a school bus lease agreement. The General Assembly will decide how the State will spend the remaining $6.1 million.

The General Reserve Fund received $25.1 million during the 1987-88 fiscal year in accordance with the Appropriation Act. During the year, the General Assembly reduced the required funding of the General Reserve Fund from 4% to 3% of the latest completed fiscal year's actual revenue. The General Assembly used $14.4 million of the resulting excess to fund the 1987-1988 Supplemental Appropriation Act, leaving $86.1 million in the General Reserve Fund at June 30, 1988. The full-funding amount at that date, however, was only $80.8 million. In accordance with the 1988-1989 Appropriation Act, the excess of $5.3 million will help fund 1988-1989 appropriations.

At the November 8, 1988 general election there was approved a constitutional amendment reducing from 4% to 3% the amount of General Fund revenue which must be kept in the General Reserve Fund, and removing the provisions requiring a special vote to adjust this percentage. The amendment also created a Capital Reserve Fund equal to 2% of General Fund revenue. Before March 1 of each year, the Capital Reserve Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations, and after March 1, the Capital Reserve Fund may be appropriated by a special vote in separate legislation by the General Assembly to finance in cash previously authorized capital improvement bond projects, retire bond principal or interest on bonds previously issued, and for capital improvements or other nonrecurring purposes which must be ranked in order of priority of expenditure. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item which has been reduced due to application of the monies to year-end deficit, must go back to the General Fund.

For the fiscal year ended June 30, 1989, the State had a surplus of $129,788,135. At June 30, 1989, the balance in the General Reserve Fund was $87,999,428.

Because of anticipated revenue shortfalls for the fiscal year 1989-1990, the State Budget and Control Board committed $42.4 million of the $58.7 million Capital Reserve Fund in April, 1990. Lack of sufficient funding at year end resulted in an additional use of $4.5 million from the Capital Reserve Fund. After the above reductions, the State had a fiscal year 1989-1990 surplus of $13,159,892 which was used to fund supplemental appropriations of $1,325,000 and the Capital Reserve Fund at $11,834,892. At June 30, 1990, the balance in the General Reserve Fund was $94,114,351.

During 1990-91 fiscal year, the State Budget and Control Board has approved mid-year budget changes in November of 1990 and again in February of 1991, to offset lower revenue estimates. Those changes included committing the Capital Reserve Fund appropriation ($62,742,901) and reducing agency appropriations in an additional amount necessary to offset (together with automatic expenditure reductions that are tied to revenue levels) what would otherwise be a projected deficit of approximately $132.6 million. On May 14 and May 21, 1991, the Budget and Control Board, responding to April revenue figures and unofficial estimates indicating an additional shortfall of $30 to $50 million, ordered an immediate freeze on all personnel activities, from hiring to promotions; a freeze on purchasing, with limited exceptions; and an indefinite halt to new contracts and contract renewals. The Board also asked the General Assembly for the power to furlough government workers periodically during the next fiscal year.

In the past, the State's budgetary accounting principles allowed revenue to be recorded only when the State received the related cash. On July 30, 1991, the Budget and Control Board approved a change in this principle for sales tax revenue beginning with the fiscal year ended June 30, 1991. The Board's resolution requires that sales taxes collected by merchants in June and received by the State in July be reported as revenue in June rather than in July. This change resulted in a $5.2 million decrease in reported 1990-91 sales tax revenue and a one-time $83.1 million addition to fund balance. The one-time adjustment increases the fund balance to the level it would be if the new principle had been in effect in years before 1990-91. Following such action, the year-end balance in the General Reserve Fund was $33.4 million.

At its July 30, 1991, meeting the Budget and Control Board also took action with respect to the 1991-92 fiscal year. On July 26, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected a revenue shortfall of $148 million for the fiscal year 1991-92 budget of $3.581 billion. In response, the Budget and Control Board eliminated the two percent (2%) Capital Reserve Fund appropriation of $65.9 million and reduced other expenditures across the board by three percent (3%). On February 10, 1992, the Board of Economic Advisers advised the Budget and Control Board that it had revised its estimate of revenues for the current fiscal year downward by an additional $55 million. At its February 11, 1992 meeting, the Budget and Control Board responded by imposing an additional one percent (1%) across the board reduction of expenditures (except with respect to approximately $10 million for certain agencies). At its February 13, 1992 meeting, the Budget and Control Board restored a portion of the one percent (1%) reduction to four
(4) education-related agencies totalling approximately $5.7 million. These expenditure reduction measures, when coupled with revenue increases projected by the Budget and Control Board, resulted in an estimated balance of approximately $1.4 million in the General Fund for the fiscal year 1991-92. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

Responding to these recurrent operating deficits, Standard & Poor's Corp. has placed the State's AAA-rated general obligation debt on its CreditWatch, and on January 29, 1993, this rating was reduced to AA+.

On August 22, 1992, the Budget and Control Board adopted a plan to reduce appropriations under the 1992 Appropriations Act because of revenue shortfall projections of approximately $200 million for the 1992-93 fiscal year. These reductions were based on the rate of growth in each agency's budget over the past year. On September 15, 1992, the Supreme Court of South Carolina enjoined the Budget and Control Board from implementing its proposed plan for budget reductions on the grounds that the Board had authority to make budget reductions only across the board based on total appropriations. In response to this decision, the Board instituted a 4% across the board reduction. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on September 15, 1992. This action along with improved actual revenue collections created a budgetary surplus of approximately $101 million.

For the Fiscal Year ended June 30,1994, the State had a budgetary surplus of $273.48 million.

Prospective investors should study with care the portfolio of Bonds in the South Carolina Quality Trust and should consult with their investment advisers as to the merits of particular issues in the portfolio.

At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

In the opinion of Sinkler & Boyd, special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:

By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

Pursuant to the provisions of Section 12-1-60 the interest of all bonds, notes or certificates of indebtedness issued by or on behalf of the State of South Carolina and any authority, agency, department or institution of the State and all counties, school districts, municipalities, divisions and subdivisions of the State and all agencies thereof are exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includable in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

The above described opinion of Sinkler & Boyd has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

Virginia Trusts

The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (Federal, state and local). The Federal government is a major employer in Virginia due to the heavy concentration of Federal employees in the metropolitan Washington, D.C. segment of northern Virginia and the military employment in the Hampton Roads area, which houses the nation's largest concentration of military installations, although civilian defense employment has been affected by the retrenchment of the military sector and is likely to decrease further.

Although the Commonwealth enjoyed an economic boom in the mid-1980's, the Commonwealth's economy began to slow toward the end of the decade, and went into a recession with the rest of the nation after July, 1990. Gradual recovery has continued since the recession's end in March, 1991, with the Virginia economy providing reason for restrained optimism in fiscal year 1994. Employment figures furnished more encouragement than did income data. The state unemployment rates continued to be a bright spot, dropping to 4.9 percent for fiscal year 1994, compared to 6.4 percent nationally. However, the possibility of more defense cutbacks and additional plant downsizings provided two cautionary notes. Real taxable sales have nearly reached the pre-recession level of fiscal year 1990.

The impact of national trends on the Commonwealth is clearly seen in personal income figures. While year-to-year percentage changes in the Commonwealth personal income generally parallel those at the national level, the Commonwealth figures were higher during the first half of the 1980's. The differential has narrowed since 1988. In the first quarter of 1994, the most recent available, Virginia's growth rate was 6.1 percent compared to 3.9 percent for the nation. While Virginia's real per capita personal income surpassed the national figure in 1982 and has continued to exceed it, the relative differential has been narrowing since 1989 and is now the smallest since 1985. Virginia's 1989 maximum was 106 percent of national per capita income while the 1993 figure was 104 percent. In comparison with the South Atlantic region, Virginia's real per capita income has declined from a peak of 108 percent in 1989 to 106 percent in 1993.

Virginia's nonagricultural employment figure has also mirrored the national economy. For fiscal year 1994 Virginia's nonagricultural employment rose 2.9 percent, comparable to the pre-recession rate. Total nonagricultural employment for Virginia in June 1994 was a record high. During the period 1988-1990, the Commonwealth substantially outpaced the nation in growth of nonagricultural employment, with 4.1 percent average annual growth compared to
2.8 percent nationally; however, the trend lines for both have been nearly parallel since 1990. For the period 1985-1990, the Commonwealth went ahead of the South Atlantic region, but was hit harder by the recession in 1990 and the defense adjustment. Since then, the region has outperformed the Commonwealth.

With respect to unemployment, Virginia's unemployment rate has consistently been below that of the nation. For the decade of 1980 to 1990, the differential has been two percentage points, although it decreased to below one percentage point in 1991 and 1992. For the first six months of fiscal year 1994, the Commonwealth's unemployment rate was 4.9 percent, compared to the national rate of 6.4 percent.

Employment trends in Virginia have varied from sector to sector and from region to region. Most sectors showed dramatic improvement compared to the anemic performance in fiscal year 1993. Employment grew in seven of ten categories. This past fiscal year's growth was led by a 5.4 percent employment jump in the construction sector and 5.3 percent in services. Federal civilian employment slipped 3 percent, the result of continued defense cutbacks and an effort to downsize. Once again, the greatest percent loss was in mining, which suffered a 7.7 percent drop, a 40 percent greater loss than the previous year. The service sector continued to grow and mining and manufacturing are now at lower levels than in 1980. Employment trends also varied among regions. All of the Commonwealth's metropolitan statistical areas showed increased employment from fiscal year 1993 to fiscal year 1994, ranging from 1.1 percent to 4.3 percent, with most employment increases being experienced in metropolitan areas.

Highest rates of unemployment were found in southwest Virginia where mining jobs have been lost and the lowest unemployment rates were seen in northern Virginia where much federally-related employment is concentrated. As would be expected, there was great overlap between areas of lowest unemployment and those of highest per capita income.

Virginia appears to have fully participated in the national economic recovery, which has been slow by historic standards. The State has not yet returned to pre-recession growth rates for several measures, particularly real per capita personal income. The next round of defense cutbacks and the uncertain duration of the economic recovery are continuing sources of concern. A growing diversification of the State's export base is encouraging for the long-term but will not insulate the State from vulnerability to increased competition against its major products and to economic conditions abroad.

The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1994, fiscal year, the General Fund had an ending fund balance computed on a budgetary cash basis of $518.7 million, of which $81 million was in required reserve; Approximately $430 million thereof was designated for expenditure during the next fiscal year, leaving an undesignated, unreserved fund balance of $7.6 million, the third consecutive such undesignated fund balance. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1994, was $185.3 million, compared with a General Fund balance at the end of the fiscal year ended June 30, 1993, of minus $78.8 million. This is the second year since 1989 that the General Fund, measured on a modified accrual basis, has shown a positive fund balance.

As of June 30, 1994, total debt of the Commonwealth aggregated $8.4 billion. Of that amount, $2.5 billion was tax-supported. Outstanding general obligation debt backed by the full faith and credit of the Commonwealth was $792 million at June 30, 1994. Of that amount, $500 million was also secured by revenue producing capital projects.

The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1994 would permit an additional total of approximately $5.6 billion of bonds secured by revenue-producing projects and approximately $5.8 billion of unsecured general obligation bonds, with not more than approximately $921 million of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a state-wide election.

The Commonwealth of Virginia maintains a "triple A" rating from Standard & Poor's, Moody's and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurance that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia ("Virginia" or counties, municipalities, authorities or political subdivisions thereof (the "
Bonds".

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax". The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

The Virginia Quality Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Quality Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

Income on the Bonds which is exempt from Virginia Income Tax when received by the Virginia Quality Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

Each Unitholder will recognize gain or loss for purposes of the Virginia Income Tax if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes, except as described in this paragraph. Virginia has by law provided that all income from certain tax-exempt obligations issued under the laws of Virginia, including any profits made from the sale of such Bonds, shall be exempt from all taxation by Virginia. Although we express no opinion, the Virginia Department of Taxation has indicated that the gain on the sale of such tax-exempt obligations, recognized for federal income tax purposes, would not be subject to Virginia income taxation. Accordingly, any such gain relating to the disposition of any Bond that would not be subject to Virginia Income Tax if the Bond was held directly by a Unitholder will retain its tax-exempt status for purposes of the Virginia Income Tax when the Bond is disposed of by the Virginia Quality Trust or when the Unitholder is deemed to have disposed of his pro rata portion of such Bond upon the disposition of his Unit, provided that such gain can be determined with reasonable certainty and substantiated.

The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Quality Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Quality Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

THE SPONSOR

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. Van Kampen American Capital Distributors, Inc. is primarily owned by Clayton, Dubilier & Rice, Inc., a New York-based private investment firm. Van Kampen American Capital Distributors, Inc. management owns a significant minority equity position. Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (708) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas, 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of December 31, 1995 the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $123,165,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust or to any Multi-Series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1995, the Sponsor and its affiliates managed or supervised approximately $56.0 billion of investment products, of which over $24.8 billion is invested in municipal securities. The Sponsor and its affiliates managed $44.0 billion of assets, consisting of $22.2 billion for 63 open end mutual funds (of which 47 are distributed by Van Kampen American Capital Distributors, Inc.), $11.4 billion for 38 closed-end funds and $5.6 billion for 84 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Trust Agreement and liquidate the Trust as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

THE TRUSTEE

Except for the various series of the Pennsylvania Trusts referred to in the next paragraph, the Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286 (800-221-7668). The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee commenced operations on February 3, 1986 when it acquired the unit investment trust division of Fidata Trust Company, New York. The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolios of any of the Trusts.

In the case of the various series of Investors' Municipal Pennsylvania Unit Trusts and Tax-Exempt Trusts for Pennsylvania Residents, First Combined Series (Investors' Municipal Pennsylvania Unit Trust, 3rd Series), the Trustee is United States Trust Company of New York, with its principal place of business at 45 Wall Street, New York, New York 10005 and its corporate trust office at 770 Broadway, New York, New York 10003. United States Trust Company of New York, established in 1853, has, since its organization, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing Housing Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Unitholder Explanations-Public Offering Reports Provided". The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon the Trustee's resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vesting the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

EXPENSES OF THE TRUST

The Sponsor will not receive any fees in connection with its activities relating to a Trust. However, in connection with certain series of the Trusts American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., an affiliate of the Sponsor, will receive an annual supervisory fee as indicated under "Summary of Essential
Financial Information" in Part One of this Prospectus for providing portfolio supervisory services for such series of such Trusts. Such fee (which is based on the number of Units outstanding on January 1 of each year) may exceed the actual costs of providing such supervisory services for such series of such Trust, but at no time will the total amount received for portfolio supervisory services rendered to all such series of such Trusts in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, for regularly evaluating Trust portfolios, the Evaluator shall receive an annual evaluation fee as also indicated under "Summary of Essential Financial Information" For its services the
Trustee receives a fee based on the aggregate outstanding principal amount of Securities in each Trust as of the opening of business on January 2 and July 2 of each year as set forth under "Per Unit Information" in Part I of this Prospectus. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account of each Trust to the extent funds are available and then from the Principal Account of each Trust, with such payments being based on each Trust's portion of such expenses. The Trustee's fees will not be increased in future years in order to make up for any reduction in the Trustee's fees described in Part I of this Prospectus under "Per Unit Information" for the applicable Trust. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Public Offering--Reports Provided" and "
Trust Administration and Expenses"

Both the Evaluator's fees and the Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer
Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering"

The following additional charges may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders,
(e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part and (f) expenditures incurred in contacting Unitholders upon termination of the Trust.

The fees and expenses set forth herein are payable out of the respective Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts.

PORTFOLIO ADMINISTRATION

The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Securities, will consider a variety of factors, including (a)interest rates,
(b) market value and (c) marketability. The Sponsor, in connection with the respective Trusts, may direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Unitholders. Because of such restrictions on the Trustee under certain circumstances the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Public Offering Redemption of Units" The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange or substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Security or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Security in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Securities eliminated and the Securities substituted therefor. Except as provided herein, the acquisition by a Trust of any securities other than the Securities initially deposited is not permitted.

If any default in the payment of principal or interest on any Security occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Security within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Security and not be liable for any depreciation or loss thereby incurred.

PURCHASE OF UNITS BY THE SPONSOR

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or Redemption Price subsequent to its acquisition of such Units.

AMENDMENT OR TERMINATION

The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units Isabel thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

A Trust may be terminated by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than that indicated under " Summary of Essential Financial Information" in Part One of this
Prospectus. In addition, all Trusts other than those indicated in the next sentence may be terminated at any time by the consent of the holders representing 100% of the Units of such Trust then outstanding. Each Trust in Investors' Quality Tax- Exempt Trust, 6th Multi-State, 7th Multi-State, 8th Multi-Series and subsequent series may be terminated at any time by consent of the holders representing 51% of the Units of such Trust then outstanding. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Security held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of the Fund or any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Securities then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

LIMITATION ON LIABILITIES

The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

UNIT DISTRIBUTION

Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary Public Offering Price (which includes Purchased Interest in those Trusts which contain Purchased Interest) plus accrued undistributed interest to the settlement date. Broker-dealers or others will be allowed a concession or agency commission in connection with secondary market transactions in the amount of 70% of the applicable sales charge as determined using the table found in "Public Offering" Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sale charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The minimum purchase in the secondary market will be one Unit.

Broker-dealers of the Trust may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a broker or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers or dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

SPONSOR AND DEALER COMPENSATION

Dealers will receive the gross sales commission as described under "Public Offering Price"

As stated under "Market for Units" , the Sponsor intends to, and certain of the dealers may, maintain a secondary market for the Units of the Trust. In so maintaining a market, such person or persons will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Securities in such Trust and includes a sales charge). In addition, such person or persons will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

LEGAL OPINIONS

The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. The counsel which has provided a state tax opinion to the respective State Trust under "Description and State Tax Status of State Trusts" has acted as special counsel to the Fund for the tax matters of such State. Various Counsel have acted as counsel for the Trustee and as special counsel for the Fund for New York tax matters. None of the special counsel for the Fund has expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinion set forth by such special counsel.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The statements of condition and the related securities portfolio for each Trust included in Part One of this Prospectus have been audited at the date indicated therein by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF SECURITIES RATINGS*

Standard & Poor's. A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II. Nature of and provisions of the obligation.

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating "p" assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk. Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's" rating symbols and their meanings follow:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as " gilt edge" Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds maybe influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

*As published by the rating companies.





No person is authorized to give any information or to make any representations not contained in this Prospectus, and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.


Table of Contents                                             Page
Introduction................................................. 1
Description of The Funds..................................... 2
Securities Selection......................................... 2
Risk Factors................................................. 2
Bond Redemptions............................................. 4
Distributions................................................ 4
Certificates................................................. 5
Estimated Current Returns and Estimated Long-Term Returns.... 5
Accrued Interest............................................. 5
Accrued Interest (Accrued Interest To Carry)................. 5
Purchased and Accrued Interest............................... 5
Accrued Interest............................................. 6
Public Offering Price........................................ 6
Market for Units............................................. 7
Reinvestment Option.......................................... 7
Redemption of Units.......................................... 7
Reports Provided............................................. 8
Federal Tax Status of Each Trust............................. 8
Risk Factors and State Tax Status of State Trust............. 10
Alabama Trusts............................................... 10
Arizona Trusts............................................... 11
Arkansas Trusts.............................................. 12
California Trusts............................................ 14
Colorado Trusts.............................................. 18
Connecticut Trusts........................................... 20
Delaware Trusts.............................................. 22
Florida Trusts............................................... 23
Georgia Trusts............................................... 26
Hawaii Trusts................................................ 27
Kansas Trusts................................................ 28
Kentucky Trusts.............................................. 29
Maine Trusts................................................. 30
Maryland Trusts.............................................. 32
Massachusetts Trusts......................................... 32
Michigan Trusts.............................................. 34
Minnesota Trusts............................................. 35
Missouri Trusts.............................................. 36
Nebraska Trusts.............................................. 38
New Jersey Trusts............................................ 39
New York Trusts.............................................. 41
North Carolina Trusts........................................ 46
Ohio Trusts.................................................. 49
Oregon Trusts................................................ 51
Pennsylvania Trusts.......................................... 52
South Carolina Trusts........................................ 55
Virginia Trusts.............................................. 57
The Sponsor.................................................. 59
The Trustee.................................................. 59
Expenses of the Trust........................................ 60
Portfolio Administration..................................... 60
Purchase of Units by the Sponsor............................. 61
Amendment or Termination..................................... 61
Limitation on Liabilities.................................... 61
Unit Distribution............................................ 61
Sponsor and Dealer Compensation.............................. 62
Legal Opinions............................................... 62
Independent Certified Public Accounts........................ 62
Description of Securities Ratings............................ 62


This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.





NATIONAL AND STATE  INVESTORS' QUALITY
TAX-EXEMPT TRUST


PROSPECTUS
PART TWO


Note: This Prospectus May Be Used Only
When Accompanied by Part One. Both
Parts of this Prospectus should be
retained for future reference.


Dated as of the date
of the Prospectus
Part One accompanying
this Prospectus
Part Two.


Sponsor:

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
2800 Post Oak Boulevard
Houston, Texas 77056


A Wealth of Knowledge A Knowledge of Wealth(sm)

VAN KAMPEN AMERICAN CAPITAL









                        FIRST FAMILY OF TRUSTS (TM)


                           INSURED MUNICIPALS
                              INCOME TRUST

PROSPECTUS
Part Two


In the opinion of counsel, interest income to the Trust and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to Federal tax.

The Trust. The Trust consists of a series of National unit investment trusts issued under the name Insured Municipals Income Trust (and including the various series of the Discount Series, the Limited Maturity Series, the Intermediate Series and the Short Intermediate Series) or under the name The First National Dual Series Tax-Exempt Bond Trust. Each Trust consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities or issued by certain United States territories or possessions and their public authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law (the "Bonds" or "Securities"). The objectives of the Trust are Federally tax-exempt income and conservation of capital through an investment in a diversified, insured portfolio of tax-exempt Bonds. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations. There is no assurance that the Trust's objectives will be met. The Securities in the Discount Series were acquired at prices which resulted in each Discount Series portfolio, as a whole, being purchased at a deep discount from the aggregate par value of such Securities. Gains based upon the difference, if any, between the value of the Securities at maturity, redemption or sale and their purchase price at a market discount (plus earned original issue discount) will constitute taxable ordinary income with respect to a Unitholder.

The Trust and "AAA" Rating. Insurance guaranteeing the payments of principal and interest, when due, on the Securities in the portfolio of the Trust has been obtained from a municipal bond insurance company either by the Trust, by a prior owner of the Bonds, by the issuer of the Bonds involved or by the Sponsor prior to the deposit of the Bonds in the Trust. All issues of the Trust are insured under one or more insurance policies obtained by the Trust, if any, except for certain issues of certain Trusts for which insurance has been obtained by the issuer of the Bonds involved, by a prior owner of the Bonds or by the Sponsor prior to the deposit of such Bonds in the Trust. Insurance obtained by the Trust, if any, applies only while Bonds are retained in the Trust while insurance obtained by a Bond issuer is effective so long as such Bonds are outstanding. The Trustee, upon the sale of a Bond insured under an insurance policy obtained by the Trust, has a right to obtain from the insurer involved permanent insurance for such Bond upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Insurance relates only to the Bonds in the Trust and not to the Units offered hereby or to the market value thereof. As a result of such insurance, the Units of the Trust received a rating of "AAA" by Standard & Poor's, A Division of the McGraw-Hill Companies,
Inc. ("Standard & Poor's") on the date the Trust was created. Standard
& Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Trust or sales by the Trust of Bonds for less than the purchase price paid by the Trust will reduce payment to Unitholders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds". No representation is made as to any insurer's ability to meet its commitments.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units.


NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE

Both parts of this Prospectus should be retained for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

                        Van Kampen American Capital

THE TRUST

Each series of Insured Municipals Income Trust and The First National Dual Series Tax-Exempt Bond Trust (Insured Series) (the "Trust") was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement"), between Van Kampen American Capital
Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee, or their respective predecessors.

The Trust consists of a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law, but may be subject to state and local taxes. Unless otherwise terminated as provided therein, the Trust Agreement for all series except the Limited Maturity, Intermediate and Short Intermediate Series will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution, while the Trust Agreement for the Limited Maturity, Intermediate and Short Intermediate Series will terminate at the end of the calendar year prior to the twentieth anniversary of its execution.

The portfolio of certain Trusts (including the Discount Series) may consist of bonds that were purchased at a "market" discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in such Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See
"Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds in the Trust are "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

Each Unit initially offered represents a fractional undivided interest in the principal and net income of the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor or the Underwriters, or until the termination of the Trust Agreement. Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.

OBJECTIVES AND SECURITIES SELECTION

The objectives of the Trust are income exempt from Federal income taxation and conservation of capital through an investment in a diversified, insured portfolio of Federal tax-exempt obligations. There is, of course, no guarantee that the Trust will achieve its objective. The Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trust are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained by the Trust from either AMBAC Indemnity Corporation ("AMBAC Indemnity"), Financial Guaranty
Insurance Company ("Financial Guaranty") or a combination thereof (collectively, the "Portfolio Insurers") or by the issuer of such Bonds, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust from (1) AMBAC Indemnity or one of its subsidiaries, American Municipal Bond Assurance Corporation ("AMBAC") or MGIC Indemnity Corporation ("MGIC Indemnity"), (2) Financial
Guaranty, (3) MBIA Insurance Corporation ("MBIA"), (4) Bond Investors
Guaranty Insurance Company ("BIG"), (5) National Union Fire Insurance
Company of Pittsburgh, PA. ("National Union"), (6) Capital Guarantee
Insurance Company ("Capital Guaranty"), (7) Capital Market Assurance Corporation ("CapMAC") and/or (8) Financial Security Assurance Inc. ("Financial Security" or "FSA") (collectively, the
"Preinsured Bond Insurers") (see "Insurance on the Bonds").
Insurance obtained by the Trust is effective only while the Bonds thus insured are held in the Trust. The Trustee has the right to acquire permanent insurance from a Portfolio Insurer with respect to each Bond insured by the respective Portfolio Insurer under a Trust portfolio insurance policy. Insurance relating to Bonds insured by the issuer, by a prior owner of such Bonds or by the Sponsor is effective so long as such Bonds are outstanding. Bonds insured under a policy of insurance obtained by the issuer, by a prior owner, or by the Sponsor from one of the Preinsured Bond Insurers (the "Preinsured Bonds") are not additionally insured by the Trust. No representation is made as to any insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by the Trust, if any, unless Bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering Price". On the other hand, the value, if any, of Preinsured Bond insurance is reflected and included in the market value of such Bonds.

In order for bonds to be eligible for insurance, they must have credit characteristics which would qualify them for at least the Standard & Poor's rating of "BBB" or at least the Moody's Investors Service, Inc. rating of "Baa", which in brief represent the lowest ratings for securities of investment grade (see "Description of Bond Ratings"). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-cancellable policy for the prompt payment of interest and principal on the bonds, when due, is issued by the insurer. Any premium or premiums relating to Preinsured Bond insurance is paid by the issuer, by a prior owner of such Bonds or by the Sponsor, and a monthly premium is paid by an Insured Trust for the portfolio insurance, if any, obtained by such Trust. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of a Bond insured under the insurance policy obtained from the respective Insurer by the Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. All bonds insured by the Portfolio Insurers and the Preinsured Bond Insurers received a "AAA" rating by Standard & Poor's on the date such bonds were deposited in the Trust. See "Insurance on the Bonds".

In selecting Bonds for the Trust, the following facts, among others, were considered by the Sponsor: (a) either the Standard & Poor's rating of the Bonds was in no case less than "BBB-" or the Moody's Investors
Service, Inc. rating of the Bonds was in no case less than "Baa" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trust (see "Description of Bond Ratings"), (b) the prices of the Bonds relative to other bonds of comparable quality and maturity, (c) the diversification of Bonds as to purpose of issue and location of issuer, and
(d) the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Bond from the portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see
"Trust Administration Portfolio Administration").

To the best knowledge of the Sponsor, there was no litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Securities in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Security on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Securities.

TRUST PORTFOLIO

Risk Factors. Certain of the Bonds in the Trust may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors. See "General" for each Trust.

Certain of the Bonds in the Trust may be obligations which derive their payment from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Bonds held by the Trust, the Sponsor at the Date of Deposit was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds in the Trust may be health care revenue bonds. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt may service be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of the Securities held in the portfolio of the Trust; however, because of the insurance obtained by the Trust, the "AAA" rating of the Units of the Trust would not be affected.

Certain of the Bonds in the Trust may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in the Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in the Trust may be industrial revenue bonds
("IRBs"). In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds in the Trust may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds in the Trust may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the State constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in the Trust may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in the Trust may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in such a Trust prior to the stated maturity of the Bonds.

Bond Redemptions. Because certain of the Bonds in the Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

Certain of the Bonds in the Trust may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also offset the current return on Units of the Trust. The portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The issuer of certain Bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call Bonds in accordance with the stated redemption provisions of such Bonds. In such a case the issuer no longer has the right to call the Bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a Bond at a time when the issuer of the Bond might not have called a Bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Trust Portfolio" and note (3) in "Notes to Portfolio" in Part One of this Prospectus. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

ESTIMATED CURRENT RETURNS AND ESTIMATED LONG-TERM RETURNS

As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each Trust under the monthly and semi-annual distribution plans were as set forth under "Per
Unit Information" for the applicable Trust in Part One of this Prospectus. Estimated Current Returns are calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest for those series which contain Purchased Interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and
(2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only Net Annual Interest Income and Public Offering Price.

TRUST OPERATING EXPENSES

Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, in connection with certain series of the Trust, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp.,which is an affiliate of the Sponsor (the "Evaluator"), will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus, for providing portfolio supervisory services for such series. Such fee (which is based on the number of Units outstanding in the Trust on January 1 of each year) may exceed the actual costs of providing such supervisory services for such series, but at no time will the total amount received for portfolio supervisory services rendered to all series of Insured Municipals Income Trust in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, the Evaluator shall receive an annual evaluation fee in the amount set forth in "Summary of Essential Financial Information" (which is based on the outstanding principal amount of Securities on January 1 of each year) for regularly evaluating the Trust's portfolio. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering".

Trustee's Fee. For its services, the Trustee will receive a fee from the Trust based on the aggregate outstanding principal amount of Securities in the Trust as of the opening of business on January 2 and July 2 of each year as set forth under "Per Unit Information" for the applicable Trust in Part
One of this Prospectus. Such fee will be computed at the amounts set forth in Part One to this Prospectus for that portion of the Trust under the semi-annual distribution plan and for those portions of the Trust representing monthly and quarterly distribution plans. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less
Rent of Shelter" in the Consumer Price Index published by the United
States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders
Reports Provided" and "Trust Administration".

Insurance Premiums. The cost of the portfolio insurance obtained by the Trust, if any, is the amount shown in "Summary of Essential Financial
Information" in Part One of this Prospectus. The premium is payable each year that the Trust retains the Bonds. Premiums, if any, which are Trust obligations, are payable monthly by the Trustee on behalf of the Trust. As Bonds in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by and held in the Trust. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds. The premiums for such permanent insurance with respect to each Bond will decline over the life of the Bond. The Trust does not incur any expense for insurance which has been obtained by an issuer of a Bond, since the premium or premiums for such insurance have been paid by the respective issuers of such bonds. Bonds for which insurance has been obtained by the issuer from one of the Preinsured Bond Insurers are not additionally insured by the Trust. See "Objectives and Securities Selection".

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any Bonds in a Trust and (g) expenditures incurred in contacting Unitholders upon termination of the Trust.

The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts.

INSURANCE ON THE BONDS

Insurance has been obtained by the Trust or by the issuer of such Bonds, or by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in the Trust. See "Objectives and Securities Selection". An insurance policy obtained by the Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by the Trust. Any portfolio insurance premium for the Trust, which is an obligation of the Trust, is paid by the Trust on a monthly basis. Non-payment of premiums on a policy obtained by the Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust. Premium rates for each issue of Bonds protected by a policy obtained by the Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

The aforementioned portfolio insurance obtained by the Trust, if any, guarantees the timely payment of principal and interest on the Bonds as they fall due. For the purposes of insurance obtained by the Trust, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by the Trust, if any, is only effective as to Bonds owned by and held in the Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.

Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by the Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the indemnity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in creditworthiness of each Bond.

The Sponsor believes that the Permanent Insurance option provides an advantage to the Trust in that each Bond insured by a Trust insurance policy may be sold out of the Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See " Public Offering Price". Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event the Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that the Trust would need at some point in time to seek a suspension of redemptions of Units than if the Trust were to have no such option and (b) at the time of termination of the Trust, if the Trust were holding defaulted Bonds or Bonds in significant risk of default the Trust would not need to hold such Bonds until their respective maturities in order to realize the benefits of the Trust's portfolio insurance.

Except as indicated below, insurance obtained by the Trust, if any, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering Price" herein for a more complete description of the Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The portfolio insurance policy or policies obtained by the Trust, if any, with respect to the Bonds in the Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "Objectives and Securities Selection".

AMBAC Indemnity Corporation ("AMBAC Indemnity") is a
Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,145,000,000 (unaudited) and statutory capital of approximately $782,000,000 (unaudited) as of December 31, 1994. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.

AMBAC Indemnity has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Indemnity has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA is domiciled in the State of New York and licensed to do business in all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. As of September 30, 1995 MBIA had admitted assets of $3.7 billion (unaudited), total liabilities of $2.5 billion (unaudited), and total capital and surplus of $1.2 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1994, the Insurer had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's year end financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

Moody's Investors Service, Inc. rates all bond issues insured by MBIA "Aaa" and short term loans "MIG 1," both designated to be of the highest quality.

Standard & Poor's rates all new issues insured by MBIA "AAA" Prime
Grade.

The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Bonds. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

Financial Guaranty Insurance Company ("Financial Guaranty" or
"FGIC") is a wholly-owned subsidiary of FGIC Corporation (the
"Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1995, the total capital and surplus of Financial Guaranty was approximately $1,000,520,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau, telephone number: (212) 621-0389.

In addition, Financial Guaranty Insurance Company is currently licensed to write insurance in all 50 states and the District of Columbia.

Financial Security Assurance, Inc. ("Financial Security" or
"FSA") is a monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. The operations of Financial Security commenced on July 25, 1985, and Financial Security received its New York State insurance license on September 23, 1985. Financial Security and its two wholly owned subsidiaries are licensed to engage in the financial guaranty insurance business in 49 states, the District of Columbia and Puerto Rico.

Financial Security and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of asset-backed and other collateralized securities offered in domestic and foreign markets. Financial Security and its subsidiaries also write financial guaranty insurance in respect of municipal and other obligations and reinsure financial guaranty insurance policies written by other leading insurance companies. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer.

Financial Security is approximately 91.6% owned by U S WEST, Inc. and 8.4% owned by The Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine"). Neither U S WEST, Inc. nor Tokio Marine is obligated to pay the debts of or the claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1993, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $479,110,000 (unaudited) and $220,078,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $628,119,000 (unaudited) and $202,493,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention: Communications Department. Its telephone number is
(212) 826-0100.

Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by Financial Security or either of its subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with unaffiliated reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

Financial Security's claims-paying ability is rated "Aaa" by Moody's
Investors Service, Inc., and "AAA" by Standard & Poor's, Nippon
Investors Service Inc., Duff & Phelps Inc. and Australian Ratings Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

Capital Guaranty Insurance Company ("Capital Guaranty") is a
"Aaa/AAA" rated monoline stock insurance company incorporated in the State of Maryland, and is a wholly owned subsidiary of Capital Guaranty Corporation, a Maryland insurance holding company. Capital Guaranty Corporation is a publicly owned company whose shares are traded on the New York Stock Exchange.

Capital Guaranty is authorized to provide insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam and the U.S. Virgin Islands. Capital Guaranty focuses on insuring municipal securities and our policies guaranty the timely payment of principal and interest when due for payment on new issue and secondary market issue municipal bond transactions. Capital Guaranty's claims-paying ability is rated
"Triple-A" by both Moody's and Standard & Poor's. Therefore, if Capital Guaranty insures an issue with a stand alone rating of less than "Triple-A," such issue would be "upgraded" to "Aaa/AAA" by virtue of Capital Guaranty's Insurance.

 As of September 30, 1995, Capital Guaranty had more than $19.0 billion in net exposure outstanding (excluding defeased issues). The total statutory policyholders' surplus and contingency reserve of Capital Guaranty was $204,642,000, and the total admitted assets were $326,802,226 as reported to the Insurance Department of the State of Maryland as of September 30, 1995. Financial statements for Capital Guaranty Insurance Company, that have been prepared in accordance with statutory insurance accounting standards, are available upon request. The address of Capital Guaranty's headquarters and its telephone number are Steuart Tower, 22nd Floor, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000.

CapMAC is a New York-domiciled monoline stock insurance company which engages only in the business of financial guarantee and surety insurance. CapMAC is licensed in 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors
Service, Inc., "AAA" by Standard & Poor's, "AAA" by Duff &
Phelps Credit Rating Co. and "AAA" by Nippon Investors Service Inc.
Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

CapMAC is wholly owned by CapMAC Holdings Inc. ("Holdings"), a company that is owned by a group of institutional and other investors, including CapMAC's management and employees. Neither Holdings nor any of its stockholders is obligated to pay any claims under any policy issued by CapMAC or any debts of CapMAC or to make additional capital contributions.

CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance departments of the other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.

CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s).

THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

As at December 31, 1994 and 1993, CapMAC had qualified statutory capital (which consists of policyholders' surplus and contingency reserve) of approximately $170 million and $168 million, respectively, and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.

Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, and filed with the Insurance Department of the State of New York are available upon request. CapMAC is located at 885 Third Avenue, New York, New York 10022, and its telephone number is (212) 755-1155.

In order to be in the Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by the Trust. In determining eligibility for insurance, the Preinsured Bond Insurers; AMBAC Indemnity and Financial Guaranty, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers; AMBAC Indemnity and Financial Guaranty, are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in the Trust. Thus, all Bonds in the portfolio are insured either by the Trust or by the issuer of the Bonds, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust.

Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of the Trust its "AAA" investment rating. See "Description of Bond Ratings". The obtaining of this rating by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

The Estimated Current Return and the Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Trust would have been higher than the Estimated Current Return and the Estimated Long-Term Return on the Securities in the Trust after payment of the insurance premium. An objective of portfolio insurance obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured bonds in the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for the portfolio, the Sponsor has applied the criteria hereinbefore described.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to the Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status".

Each Portfolio Insurer is subject to regulation by the department of insurance in each state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of such company to meet its commitments pursuant to any contract of bond or portfolio insurance.

The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

TAX STATUS

At the time of the closing for each Trust, Chapman and Cutler, counsel for the Sponsor, rendered an opinion substantially to the effect that:

(1)Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to Unitholders;
however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below;

(2)Each Unitholder is considered to be the owner of a pro rata portion of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to the respective Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

(3)Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust by AMBAC Indemnity, Financial Guaranty or a combination thereof with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations; and

(4)Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its
"adjusted issue price") to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. On December 7, 1995, the U.S. Treasury Department released proposed legislation that, if enacted, would generally extend the financial institution rules to all corporations, effective for obligations acquired after the date of announcement. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of " modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount."
The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences. On December 7, 1995, the U.S. Treasury Department released proposed legislation that, if adopted, could affect the United States federal income taxation of non-United States Unitholders and the portion of the Trust's income allocable to non-United States Unitholders.

PUBLIC OFFERING

General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Securities in each Trust, an applicable sales charge as determined in accordance with the table set forth below, which is based upon the estimated long-term return life of each Trust, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. For purposes of this computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender", in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each Trust based upon the estimated long term return life of such Trust's Portfolio, in accordance with the following schedule:




Years To Maturity    Sales Charge               Years To Maturity    Sales Charge
1                    1.010%                     12                   4.712%
2                    1.523                      13                   4.822
3                    2.041                      14                   4.932
4                    2.302                      15                   5.042
5                    2.564                      16                   5.152
6                    2.828                      17                   5.263
7                    3.093                      18                   5.374
8                    3.627                      19                   5.485
9                    4.167                      20                   5.597
10                   4.384                      21 to 30             5.708
11                   4.603




The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the securities in the Trust. Expressed as a percent of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest), the sales charge on a Trust consisting entirely of a portfolio of Bonds with 15 years to maturity would be 4.80%.

Accrued Interest (Accrued Interest To Carry). Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investor's Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest.

Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in Part One of this Prospectus for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reasons, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee may advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Securities in the Trust. The price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds the amount of the sales charge expressed as a percentage of the aggregate bid price of the Securities plus Purchased Interest for those Trusts which contain Purchased Interest, and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross profit equal to the sales charge expressed as a percentage of the Public Offering Price (excluding Purchased Interest). For secondary market purposes an appraisal and adjustment with respect to the Trust will be made by the Evaluator as of 4:00 P.M. Eastern time on days on which the New York Stock Exchange is open for each day on which any Unit of the Trust is tendered for redemption, and it shall determine the aggregate value of the Trust as of 4:00 P.M. Eastern time on such other days as may be necessary.

The aggregate price of the Securities in the Trust has been and will be determined on the basis of bid prices: (a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Securities will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust.

The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Bonds") the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of the affected Portfolio Insurer to meet its commitments under any Trust insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing the Bonds and the insurance obtained by the Trust and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. See "Rights of Unitholders-Redemption of Units" for information regarding the ability to redeem Units ordered for purchase.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary Public Offering Price in the manner described.

Broker-dealers or others will be allowed a concession or agency commission in connection with secondary market transactions in the amount of 70% of the applicable sales charge as determined using the table found in "Public Offering--General". Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The minimum purchase in the secondary market will be one Unit.

Broker-dealers of the Trusts and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Sponsor and Dealer Profits. Dealers will receive the gross sales commission as described under "Public Offering--General" above.

As stated under "Market for Units" below, the Sponsor intends to, and certain of the dealers may, maintain a secondary market for the Units of the Trust. In so maintaining a market, the Sponsor or any such dealer will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold. In addition, the Sponsor or any such dealer will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Market for Units. Although they are not obligated to do so, the Sponsor intends to, and certain of the dealers may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Securities in the portfolio of the Trust, plus Purchased Interest, if any, plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of such Trust, plus Purchased Interest, if any, and any accrued interest. The aggregate bid prices of the underlying Securities in the Trust are expected to be less than the related aggregate offering prices. See "Rights of Unitholders--Redemption of Units." A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

RIGHTS OF UNITHOLDERS

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued (other than as a result of a change in plan of distribution) or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trust, including that part of the proceeds of any disposition of Securities which Purchased Interest and/or represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the semi-annual record date, and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. For Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246, such computation and distribution will occur monthly. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the Estimated Net Annual Unit Income in the Interest Account after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Only monthly distributions are available for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. Because interest payments are not received by the Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses").
The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

Distribution. Distributions of interest received by the Trust, prorated on an annual basis, will be made semi-annually unless the Unitholder has elected to receive them monthly or quarterly. Distributions of funds from the Principal Account will be made on a semi-annual basis, except under the special circumstances outlined in "Rights of Unitholders Distribution of Interest and Principal" above. Record dates for monthly distributions will be the tenth day of each month, record dates for quarterly distributions will be the tenth day of March, June, September and December, and record dates for semi-annual distributions will be the tenth day of June and December. Distributions will be made on the twenty-fifth day of the month subsequent to the respective record dates. Unitholders of Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series, and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi- Series 213-246 will receive distributions of income and principal, if any, on a monthly basis.

Change of Distribution Option. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions.

Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds".

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports to Unitholders. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Trustee deems it to be in the best interests of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities) and the percentage of such interest by states in which the issuers of the Securities are located, the amount of Purchased Interest, deductions for applicable taxes and for fees and expenses of the Trust (including insurance costs), for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, the amount of "when issued" interest treated as a return of capital, if any, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Purchased Interest, if applicable, and accrued interest paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Securities in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit will be determined on the basis of the bid price of the Securities in the Trust as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust or monies in the process of being collected, (ii) the value of the Securities in the Trust based on the bid prices of the Securities, except for those cases in which the value of insurance has been included, (iii) Purchased Interest, if any, and
(iv) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses of the Trust. The Evaluator may determine the value of the Securities in the Trust by employing any of the methods set forth in "Public Offering
Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Bonds insured under a policy obtained by the issuer thereof are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public
Offering Price".

The price at which Units may be redeemed could be less than the price paid by the Unitholder. As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

TRUST ADMINISTRATION

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Bonds, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in the Trust's portfolio will tend to diminish. Except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds which are in default in payment of principal or interest or in such significant risk of such default and for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee under certain circumstances the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Rights of Unitholders Redemption of Units".
The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any securities other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Trust, except for the substitution of certain refunding securities for such Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

All Trusts other than those indicated in the next sentence may be terminated at any time by consent of Unitholders representing 100% of the Units of the Trust then outstanding. Each series of Insured Municipals Income Trust, Series 98 and subsequent series may be terminated at any time by consent of the Unitholders representing 51% of the Units of such Trust then outstanding. In addition, a Trust may be terminated by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part One of this Prospectus.

The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last Security held in the Trust, but in no event shall it continue beyond the end of the year indicated under "The Trust". In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder thereof at his address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Securities then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Bonds which are insured by insurance obtained by the Bond issuer will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or negligence (gross negligence in the case of the Sponsor) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee maybe required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best of information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard to its obligations and duties.

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. Van Kampen American Capital Distributors, Inc. is primarily owned by Clayton, Dubilier & Rice, Inc., a New York-based private investment firm. Van Kampen American Capital Distributors, Inc. management owns a significant minority equity position. Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (708) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas, 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of December 31, 1995 the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $123,165,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Insured Municipals Income Trust or to any Series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1995, the Sponsor and its affiliates managed or supervised approximately $56.0 billion of investment products, of which over $24.8 billion is invested in municipal securities. The Sponsor and its affiliates managed $44.0 billion of assets, consisting of $22.2 billion for 63 open end mutual funds (of which 47 are distributed by Van Kampen American Capital Distributors, Inc.), $11.4 billion for 38 closed-end funds and $5.6 billion for 84 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rate of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trust as provided therein or
(iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Unitholders Explanations - Public Offering -
Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Various counsel have acted as counsel for the Trustee and as special counsel for the Trust for New York tax matters.

Independent Certified Public Accountants. The statement of condition and the related securities portfolio included in Part One of this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor's. A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The ratings are based, in varying degrees, on the following considerations:

Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

Nature of and provisions of the obligation.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating "(p)" assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings follows:

Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuation.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

*As published by the rating companies.


No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.



Table of Contents                                          Page
The Trust..................................................2
Objectives and Securities Selection........................2
Trust Portfolio............................................3
Risk Factors...............................................3
Bond Redemptions...........................................4
Estimated Current Returns and Estimated Long-Term Return...5
Trust Operating Expenses...................................5
Compensation of Sponsor and Evaluator......................5
Trustee's Fee..............................................5
Insurance Premiums.........................................5
Miscellaneous Expenses.....................................5
Insurance on the Bonds.....................................5
Tax Status.................................................9
Public Offering............................................10
General....................................................10
Accrued Interest (Accrued Interest To Carry)...............10
Purchased and Accrued Interest.............................11
Accrued Interest...........................................11
Offering Price.............................................11
Unit Distribution..........................................12
Sponsor and Dealer Profits.................................12
Market for Units...........................................12
Rights of Unitholders......................................12
Certificates...............................................12
Distributions of Interest and Principal....................12
Distribution...............................................13
Change of Distribution Option..............................13
Reinvestment Option........................................13
Reports to Unitholders.....................................13
Redemption of Units........................................13
Trust Administration.......................................14
Sponsor Purchases of Units.................................14
Portfolio Administration...................................14
Limitation on Liabilities..................................15
Sponsor....................................................15
Trustee....................................................16
Other Matters..............................................16
Legal Opinions.............................................16
Independent Certified Public Accounts......................16
Description of Securities Ratings..........................16
Standard & Poor's..........................................16
Moody's Investors Service, Inc.............................17




This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

INSURED MUNICIPALS
INCOME TRUST

PROSPECTUS
PART TWO

Note: This Prospectus May Be Used Only
When Accompanied by Part One. Both
Parts of this Prospectus should be
retained for future reference.

Dated as of the date
of the Prospectus
Part I accompanying
this Prospectus
Part II.



Sponsor:

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

One Parkview Plaza
Oakbrook Terrace, Illinois 60181

2800 Post Oak Boulevard
Houston, Texas 77056



A Wealth of Knowledge A Knowledge of Wealth(sm)

VAN KAMPEN AMERICAN CAPITAL





                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants
                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 184, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 22nd day of November, 1996.

                         Insured Municipals Income Trust and Investors'
                            Quality Tax-Exempt Trust, Multi-Series 184
                            (Registrant)

                         By Van Kampen American Capital Distributors,
                            Inc.
                            (Depositor)


                         By  Sandra A. Waterworth
                             Vice President

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on November 22, 1996:

 Signature                  Title

Don G. Powell         Chairman and Chief           )
                      Executive Officer            )
                                                   )
William R. Molinari   President and Chief          )
                      Operating Officer            )
                                                   )
Ronald A. Nyberg      Executive Vice President     )
                      and General Counsel          )
                                                   )
William R. Rybak      Executive Vice President and )
                       Chief Financial Officer     )

Sandra A. Waterworth                              )  (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (File No. 33-65744) and with the Registration Statement on Form S-6 of Insured Municipals Income Trust, 170th Insured Multi-Series (File No. 33-55891) and the same are hereby incorporated herein by this reference.